Exhibit 10.7

LEASE

3081 ZANKER ROAD

SAN JOSE, CALIFORNIA

SP ZANKER PROPERTY, LLC

a Delaware limited liability company,

as Landlord,

and

NEOPHOTONICS CORPORATION,

a Delaware corporation,

as Tenant.

TABLE OF CONTENTS

1.	DEMISE OF PREMISES
2.	USE.
3.	TERM.
4.	SECURITY DEPOSIT.
5.	RENT.
6.	RULES AND REGULATIONS AND COMMON AREA.
7.	PARKING.
8.	EXPENSES OF OPERATION, MANAGEMENT, AND MAINTENANCE OF THE COMMON AREAS OF THE COMPLEX.
9.	ACCEPTANCE AND SURRENDER OF PREMISES.
10.	“AS-IS” BASIS.
11.	ALTERATIONS AND ADDITIONS.
12.	TENANT MAINTENANCE.
13.	UTILITIES.
14.	TAXES.
15.	CABLING AND LINES.
16.	ABATEMENT.
17.	TENANT’S INSURANCE.
18.	PROPERTY AND LANDLORD’S LIABILITY INSURANCE.
19.	WAIVER OF CERTAIN CLAIMS.
20.	INDEMNIFICATION.
21.	COMPLIANCE.
22.	LIENS.
23.	SUBLEASING, ASSIGNMENT AND OTHER TRANSFERS.
24.	ESTOPPEL CERTIFICATES; SUBORDINATION; LENDER PROTECTIONS.
25.	ENTRY BY LANDLORD.
26.	TENANT'S DEFAULTS; LANDLORD'S REMEDIES.
27.	ABANDONMENT.
28.	DAMAGE AND DESTRUCTION.
29.	EMINENT DOMAIN.
30.	SALE OR CONVEYANCE BY LANDLORD.
31.	EXTENSION AND EXPANSION RIGHTS.
32.	HOLDING OVER.
33.	QUIET ENJOYMENT.
34.	CONSTRUCTION CHANGES.
35.	[OMITTED]
36.	ATTORNEYS’ FEES.
37.	WAIVER.
38.	NOTICES.
39.	EXAMINATION OF LEASE.
40.	DEFAULT BY LANDLORD.
41.	[OMITTED]
42.	LIMITATION OF LIABILITY.
43.	SIGNS.
44.	Utility Billing Information.
45.	Rooftop Equipment.
46.	HAZARDOUS MATERIALS.
47.	BROKERS.
48.	MISCELLANEOUS AND GENERAL PROVISIONS.

ii

LEASE AGREEMENT

THIS LEASE AGREEMENT (this “Lease”) is entered into this 9th day of September, 2016 (the “Effective Date”), by and between SP ZANKER PROPERTY LLC, a Delaware limited liability company (“Landlord”), and NEOPHOTONICS CORPORATION, a Delaware corporation (“Tenant”).

WITNESSETH:

1. DEMISE OF PREMISES.  Subject to the terms and conditions in this Lease, Landlord hereby leases to Tenant, and Tenant hereby hires and takes from Landlord, all of that certain two-story building (the “Building”) consisting of 64,000 square feet of rentable space (but without warranty as to square footage) located at 3081 Zanker Road, San Jose, California, together with that portion of the Land (as defined below) on which the Building is located, and any areas located on the Land that are contiguous to the Building and that provide access to the Building, including the front entranceway and any loading areas that exclusively serve the Building (collectively with the Building, the “Premises”).  The Building is depicted on the site plan (the “Site Plan”) attached as Exhibit A-1 to this Lease.  The Site Plan depicts the office complex (the “Complex”), of which the Building forms a part, located on the land (the “Land”) that is legally described on Exhibit A-2 attached hereto.  The parties hereby acknowledge that the purpose of Exhibit A-1 is to show the approximate location of the Premises in the Complex (as defined below) and such Exhibit is not meant to constitute an agreement, representation or warranty as to the construction of the Premises, the precise area thereof or the specific location of the Common Areas (as that term is defined in Paragraph 6), or the elements thereof or of the access ways to the Premises or the Complex.  As used in this Lease, the term “Complex” or the “Property” means the Premises, a second building comprising 116,000 square feet of space (the “Other Building” and, together with the Building, the “Buildings”), surface parking areas (collectively, the "Parking Area" or “Parking Areas”), and certain other improvements on the Land that are or may be reasonably designated from time to time by Landlord as Common Areas appurtenant to or servicing the Buildings, and all other improvements, fixtures and equipment now or hereafter situated on the Land.  This Lease is made upon and subject to the terms, covenants and conditions hereinafter set forth, and Tenant covenants as a material part of the consideration for this Lease to perform and observe each and all of such terms, covenants and conditions.

2.  USE.  Tenant shall use the Premises for general office, research and development, and electronics laboratory uses necessary for Tenant to conduct Tenant’s business, provided that such uses shall be in accordance with all applicable Laws and for no other purpose.  As used herein, the term “Laws” means all laws, regulations, rules, codes, ordinances, policies, and other orders and directives of all governmental authorities, judicial decisions, statutes, resolutions, regulations, administrative orders, or other requirement of any governmental agency or authority having jurisdiction over the parties to this Lease, the Premises and/or the Complex, whether in effect at the date of execution of this Lease or at any time during the Term, including, without limitation, the Americans With Disabilities Act (“ADA”) and any regulation, order, or policy of any quasi-official entity or body (e.g., board of fire examiners, public utility or special district).  Tenant shall comply with all recorded covenants, conditions, and restrictions currently affecting the Complex.  Additionally, Tenant acknowledges that the Complex may be subject to any future covenants, conditions, and restrictions (the "CC&Rs") which Landlord, in Landlord’s reasonable discretion, deems necessary or desirable, and Tenant agrees that this Lease shall be subject and subordinate to such CC&Rs; provided, however, that from and after the Effective Date Landlord will not attempt to make the Premises or Complex subject to any new CC&Rs or modifications of existing CC&Rs which would unreasonably impair Tenant’s ability to use or have access to the Premises or the associated parking areas or which would unreasonably diminish Tenant’s rights hereunder (other than in a de minimus manner) or materially increase Tenant’s costs hereunder without the prior written consent of Tenant.  Landlord shall have the right to require Tenant to execute (or make good faith and reasonable corrective comments to) and acknowledge, within fifteen (15) business days of a request by Landlord, an agreement in form and substance reasonably acceptable to Landlord and Tenant agreeing to and acknowledging the CC&Rs.  Tenant shall not do or permit to be done in or about the Premises or the Complex nor bring or keep or permit to be brought or kept in or about the Premises or the Complex anything that is prohibited by or will in any way increase the existing rate of (or otherwise adversely affect) any fire insurance or other insurance covering the Complex or any part thereof, or any of its contents, or will cause a cancellation of any insurance covering the Complex or any part thereof, or any of its contents.  Tenant shall not do or permit to be done anything in, on or about the Premises or the Complex that will in any way obstruct or interfere with the rights of other tenants or occupants of the Complex or injure them, or use or allow the Premises to be used for any unlawful purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises or the Complex.  No sale by auction shall be permitted on the Premises.  Tenant shall not place any loads upon the floors, walls, or ceiling that endanger or impair the Building Structure (defined in Paragraph 11(a)), or place any harmful fluids or other materials in the drainage system of the Building, or overload existing electrical or other mechanical systems.  No waste materials or refuse shall be dumped upon or permitted to remain upon any part of the Premises or outside of the Building, except in trash containers placed inside exterior enclosures designated by Landlord for that purpose or inside of the Building where designated by Landlord.  No materials, supplies, equipment, finished products or semi-finished products, raw materials or articles of any nature shall be stored upon or permitted to remain outside the Premises or on any portion of the Common Areas.  Tenant shall not place anything or allow anything to be placed near the glass of any window, door partition or wall that may reasonably be deemed to appear unsightly from outside the Premises.  No loudspeaker or other device, system or apparatus that can be heard outside the Premises shall be used in or at the Premises without the prior written consent of Landlord.  Tenant shall not commit or suffer to be committed any waste in or upon the Premises subject to Paragraph 19 below.  Tenant shall indemnify, defend, protect, and hold Landlord and its Mortgagees, officers, partners, members, shareholders, trustees, parent companies, directors, employees, representatives, successors and assigns (each, an “Indemnified Party” and collectively, the “Indemnified Parties”) harmless from and against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses, disbursements, demands and claims, including attorneys’ fees and costs incurred as a result of such claims or in enforcing this indemnification provision (collectively, “Claims”), arising out of any failure of Tenant or any person controlled by Tenant to comply with any applicable Law relating to the Premises or Tenant’s use thereof or for which Tenant is otherwise obligated to comply under the terms of this Lease.  The provisions of this Paragraph 2 are for the benefit of Landlord and the other Indemnified Parties only and shall not be construed to be for the benefit of any other tenant or occupant of the Complex other than Tenant.  Landlord and Tenant hereby acknowledge that the Premises has not undergone inspection by a Certified Access Specialist (CASp).

3. TERM. As used herein, (i) the term “Delivery Date” will be the date that the Premises are delivered by Landlord to Tenant, free and clear of the current tenant’s occupancy (such delivery being referred to as “Delivery”), (ii) the term “Construction Period” shall mean the three (3) month period after the Delivery Date, and (iii) the “Commencement Date” shall be the later of (a) January 1, 2017 (the “Anticipated Delivery Date”) or (b) seven (7) days after the Delivery Date.  For purposes of this Paragraph 3 and Paragraph 5, “Delivery” shall be deemed to have occurred if Landlord offers to tender possession of the Premises to Tenant in the condition required by the preceding clause (i) but Tenant fails to provide the evidence of insurance and insurance endorsements required by the terms of this Lease.  The term of this Lease (the “Term”) shall commence as of the Commencement Date and shall end on the last day of the month falling one hundred twenty nine (129) full months after the Commencement Date (the “Expiration Date”).  By way of example, if the Delivery Date (and hence the Commencement Date)

occurs on the Anticipated Delivery Date, then the Expiration Date will be September 30, 2027, and if the Delivery Date occurs on January 10, 2017 (i.e., after the Anticipated Delivery Date), then the Expiration Date shall be October 31, 2027.  During the Construction Period, Tenant and Tenant’s representatives, vendors, employees and contractors shall have the right to enter the Premises for the purposes of installing and constructing the Tenant Improvements pursuant to the provisions of the Tenant Work Letter and of installing Tenant’s personal property and equipment, furniture, fixtures, voice and data cabling, as well as occupying the Premises for the conduct of Tenant’s business operations prior to the Commencement Date, all subject to the terms, conditions and requirements of this Lease other than the obligation to pay Base Rent (hereinafter defined) or the Direct Expenses (hereinafter defined).  Tenant agrees that if for any reason Landlord is unable to achieve Delivery on or before the Anticipated Delivery Date, Tenant shall have no right to terminate this Lease and Landlord shall not be liable for any damage resulting from such inability, but except to the extent such delay is the result of the acts or omissions of Tenant, the Commencement Date, the Rent Commencement Date (as defined in Paragraph 5(a)) and the Additional Rent Commencement Date (as defined in Paragraph 5(h)) shall be delayed beyond the Target Rent Commencement Date and the Target Additional Rent Commencement Date (each as hereafter defined) on a day-for-day basis for each day of such delay in Delivery.  At any time after the Commencement Date, Landlord shall have the right to submit to Tenant an amendment to this Lease in the form of Exhibit B to this Lease (the “Amendment”) confirming the Commencement Date, the Expiration Date, the Rent Commencement Date, the Base Rent Schedule and such other terms as may reasonably be provided in such amendment, and Tenant shall execute (or make good faith and reasonable corrective comments to) and deliver the Amendment to Landlord within ten (10) business days after Tenant’s receipt thereof.  If Tenant fails to execute (or make good faith and reasonable corrective comments to) and return the Amendment within such ten (10) business day period, Tenant shall be deemed to have approved and confirmed the dates set forth therein, provided that such deemed approval shall not relieve Tenant of its obligation to execute and return the Amendment.

4.  SECURITY DEPOSIT.  Concurrently with the execution and delivery of this Lease, Tenant shall deposit with Landlord a security deposit in an amount equal to two (2) months of the Base Rent payable during the last month of the Term (i.e., Three Hundred Eighty-Seven Thousand Forty-Seven and 92/100 Dollars ($387,047.92)) (the “Security Deposit”).  Landlord shall hold the Security Deposit as security for the faithful performance by Tenant of all of the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the Term hereof.  If Tenant defaults with respect to any provision of this Lease, including, but not limited to, the provisions relating to the payment of Rent and any of the monetary sums due herewith, Landlord may (but shall not be required to) use, apply or retain all or any part of the Security Deposit for the payment of any other amount which Landlord may spend by reason of Tenant’s default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant’s default.  If any portion of the Security Deposit is so used or applied, within ten (10) business days after Landlord’s written demand therefor, Tenant shall deposit cash with Landlord in the amount sufficient to restore the Security Deposit to its original amount.  Tenant’s failure to do so shall be a material breach of this Lease.  Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on the Security Deposit.  If Tenant fully and faithfully performs every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant (or at Landlord’s option, to the last assignee of tenant’s interest hereunder) within sixty (60) days after the expiration of the Term and after Tenant has vacated the Premises and has satisfied all conditions to the return of such funds, including without limitation the performance of Tenant’s surrender and other obligations under this Lease.  In the event of termination of Landlord’s interest in this Lease, Landlord shall transfer the Security Deposit to Landlord’s successor in interest, whereupon Tenant shall be deemed to have released Landlord from all liability for the return of such Deposit or the accounting therefor.  Nothing in this Paragraph 4 shall be construed to limit the amount of damages recoverable by Landlord or any other remedy to the amount of the Security Deposit.  Tenant hereby waives the provisions of Section 1950.7 of the California Civil Code, and all

other provisions of any Laws, now or hereinafter in force, to the extent the same restricts the amount or types of claim that a landlord may make upon a security deposit or imposes upon a landlord (or its successors) any obligation with respect to the handling or return of security deposits.  Landlord and Tenant agree that Landlord may, in addition, claim those sums reasonably necessary to compensate Landlord for any foreseeable or unforeseeable loss or damage caused by the act or omission of Tenant.  Tenant may not assign or encumber the Security Deposit, and any attempt to do so shall be void and, in all events, not binding upon Landlord.

5. RENT.

(a) Base Rent.  From and after the Rent Commencement Date, Tenant shall pay, without notice or demand, to Landlord, or at such other place as Landlord may from time to time designate in writing at least ten (10) business days before the effective date of the change in the Rent payment address, in cash or other immediately available good funds, base rent (“Base Rent”), payable in monthly installments as set forth in the Base Rent Schedule set forth below, in advance on or before the first (1st) day of each and every month during the Term, without any setoff or deduction whatsoever except as expressly set forth herein.  As used in this Lease, the term “Rent Commencement Date” means the date that is nine (9) months after the Commencement Date.  The Rent Commencement Date is anticipated to be October 1, 2017 (the “Target Rent Commencement Date”), provided that if the Delivery Date occurs after the Anticipated Delivery Date, then for each day after the Anticipated Delivery Date that elapses until the actual Delivery Date occurs, the Rent Commencement Date shall be extended by the same number of days.  The period of time elapsing between the Commencement Date and the Rent Commencement Date is referred to as the “Base Rent Abatement Period.”  Base Rent shall increase by three (3%) on the first day of the first full calendar month that is twelve (12) months after the Commencement Date (the “First Adjustment Date”) and on each subsequent anniversary of the First Adjustment Date (each, an “Adjustment Date”), as set forth in the Base Rent Schedule set forth below.  The First Adjustment Date is anticipated to occur on January 1, 2018.

BASE RENT SCHEDULE

Months
Months	Monthly Base Rent
Commencement Date until Rent Commencement Date	$0.00 (Abated)*
Rent Commencement Date until First Adjustment Date	$144,000.00
First Rent Adjustment Date until Second Adjustment Date	$148,320.00
Second Adjustment Date until Third Adjustment Date	$152,769.60
Third Adjustment Date until Fourth Adjustment Date	$157,352.69
Fourth Adjustment Date until Fifth Adjustment Date	$162,073.27
Fifth Adjustment Date until Sixth Adjustment Date	$166,935.47
Sixth Adjustment Date until Seventh Adjustment Date	$171,943.53
Seventh Adjustment Date until Eighth Adjustment Date	$177,101.84
Eighth Adjustment Date until Ninth Adjustment Date	$182,414.89
Ninth Adjustment Date until Tenth Adjustment Date	$187,887.34
Tenth Adjustment Date until Expiration Date	$193,523.96

*The abatement of Base Rent during the Base Rent Abatement Period is subject to Paragraph 5(h) below.

(b) Additional Rent and Rent Defined.  As used herein, the term “Additional Rent” means Operating Expenses (as defined below), Management Fees (as defined in Paragraph 5(f)), and all other amounts payable by Tenant to Landlord pursuant to the terms of this Lease other than Base Rent.  “Rent” or “rent” means Base Rent and Additional Rent.  In the event of nonpayment by Tenant of Operating Expenses or other Additional Rent, Landlord shall have all the rights and remedies with respect thereto as Landlord has for nonpayment of Base Rent.  During the Construction Period, in addition to not being obligated to pay Base Rent, Tenant shall not be obligated to pay Operating Expenses, Real Property

Taxes or the Management Fee (the “Additional Rent Abatement”); the Additional Rent Abatement will expire as of the expiration of the Construction Period.  The date on which Tenant is required to commence paying Operating Expenses, Real Property Taxes and the Management Fee (i.e., the day following the date of expiration of the Construction Period) is referred to as the “Additional Rent Commencement Date.”  The Additional Rent Commencement Date is anticipated to be April 1, 2017 (the “Target Additional Rent Commencement Date”), provided that if the Delivery Date occurs after the Anticipated Delivery Date, then for each day after the Anticipated Delivery Date that elapses until the actual Delivery Date occurs, the Additional Rent Commencement Date shall be extended by the same number of days.

(c) Time for Payment.  Starting on the first day of the first month after the Additional Rent Commencement Date and/or the Rent Commencement Date, as applicable, monthly Rent (which will not include Base Rent until the Rent Commencement Date) shall be due in advance on the first day of each such calendar month.  Notwithstanding the preceding sentence to the contrary, the full monthly payment of Base Rent and estimated Operating Expenses for the first full month of the Term after the Base Rent Abatement Period (the “Prepaid Rent”) shall be due and payable concurrent with the execution and delivery of this Lease.  Accordingly, concurrently with the full execution and delivery of this Lease, Tenant shall pay to Landlord as Prepaid Rent the sum of One Hundred Sixty-Eight Thousand Seven Hundred Fifty-Five and 20/100 Dollars ($168,755.20).  The Rent for any fractional month shall be a proportionate amount of a full calendar month’s Rent based on the proportion that the number of days in such fractional month bears to the number of days in the calendar month during which such fractional month occurs.  All other payments or adjustments required to be made under the terms of this Lease that require proration on a time basis shall be prorated on the same basis.

(d) Late Charge.  Notwithstanding any other provision of this Lease, if any installment of Rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee by the due date therefor, then Tenant shall pay to Landlord a late charge equal to five percent (5%) of the amount due plus any reasonable attorneys’ fees incurred by Landlord by reason of Tenant's failure to pay Rent and/or other charges when due hereunder; notwithstanding the foregoing, Tenant shall be entitled to a notice of non-payment and a five (5) day cure period prior to the imposition of such late charge on the first (1st) occasion during the first five (5) years of the Term or any subsequent five (5) year period of the Term or any extension thereof in which any installment of Rent is not timely paid.  The late charge shall be deemed Additional Rent and the right to require it shall be in addition to all of Landlord's other rights and remedies hereunder, at law and/or in equity, and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner.  In addition to the late charge described above, any Rent or other amounts owing hereunder which are not paid by the date that they are due shall thereafter bear interest until paid at a rate (the "Interest Rate") equal to the lesser of (i) the "Prime Rate" or "Reference Rate" announced from time to time by Bank of America, N.A. (or such reasonable comparable national banking institution as selected by Landlord in the event Bank of America, N.A. ceases to exist or publish a Prime Rate or Reference Rate), plus four percent (4%), or (ii) the highest rate permitted by applicable Law.

(e) Operating Expenses.  This Lease is a triple net lease, and Base Rent shall be paid to Landlord absolutely net of all costs and expenses relating to the Building and Tenant’s Proportionate Share (defined below) of the Complex, except as specifically provided to the contrary in this Lease.  As used in this Lease, Tenant’s “Proportionate Share” of Operating Expenses, Real Property Taxes and other Direct Expenses (as defined below in this Paragraph 5(e)) or other amounts payable by Tenant shall be deemed to be thirty-six percent (36%), provided that with respect to any Operating Expenses that are allocable solely to the Building (and not to the Other Building) Tenant’s Proportionate Share shall be one hundred percent (100%).  Similarly, with respect to Operating Expenses that are allocable solely to the Other Building (or any collection of buildings now or hereafter located at the Complex but not the

Building), Tenant’s Proportionate Share will be zero percent (0%).  The parties hereby agree that the Premises contain 64,000 rentable square feet, there shall be no adjustment in the Base Rent or other amounts set forth in this Lease that are determined based upon rentable or usable square feet of the Premises, and Tenant shall have no right to terminate this Lease or receive any adjustment or rebate of any Base Rent or Additional Rent payable hereunder if the square footage of the Complex or the Premises is incorrect.  However, if the rentable area of the Complex is changed by the construction of new rentable area on the Land (other than with regard to increases to the rentable area of the Building as the result of the Lobby Changes, if any, made by Tenant pursuant to Section 5.7 of the Tenant Work Letter), Tenant’s Proportionate Share shall be adjusted accordingly.  Beginning on the first (1st) day immediately following the expiration of the Additional Rent Abatement Period, Tenant shall pay to Landlord or to Landlord’s designated agent, in addition to the Base Rent and as Additional Rent, the following (collectively, “Direct Expenses”):

(i) Tenant’s Proportionate Share of all Real Property Taxes for the Complex as set forth in Paragraph 14, and
(ii) Tenant’s Proportionate Share of insurance premiums and deductibles relating to the Complex and Premises, as set forth in Paragraph 18, and
(iii) Tenant’s Proportionate Share of other Operating Expenses required to be paid under Paragraph 8, and

(iv) All charges, costs and expenses that Tenant is required to pay hereunder other than Base Rent, together with all interest and penalties, costs and expenses (including reasonable attorneys’ fees and legal expenses), that may accrue thereto in the event of Tenant’s failure to pay such amounts, and all damages, reasonable costs and expenses that Landlord may incur by reason of default of Tenant or failure on Tenant’s part to comply with the terms of this Lease.

Tenant shall pay to Landlord monthly, in advance, Tenant’s Proportionate Share of the amount estimated by Landlord (as described below) to be Landlord’s approximate average monthly expenditure for such Direct Expenses.  Landlord shall endeavor to give Tenant, on or before July 1 each year during the Term, a yearly expense estimate statement (the “Estimate Statement”), which shall set forth Landlord's reasonable estimate (the “Estimate”) of what the total amount of the Operating Expenses, Real Property Taxes and Management Fee charges allocated to the Building shall be and the estimated amount of Tenant's Proportionate Share of such amounts (the “Estimated Expense Payments”) for the upcoming fiscal year.  Landlord's Estimate Statement for any fiscal year shall be set forth in reasonable detail, and shall contain a line-item breakdown of component costs and the method of calculation of any categories of Direct Expenses which represents an equitable proration by Landlord between the Building and the Other Building (or any other building subsequently constructed in the Complex) as set forth below.  As used in this Lease, the term “fiscal year” shall mean July 1 to June 30 of each year during the Term of the Lease.  Landlord shall have the right to update the Estimate Statement and Estimated Expense Payments from time to time, in which event Tenant thereafter shall pay the revised Estimated Expense Payments set forth in such updated Estimate Statement commencing as of the first (1st) day and the first (1st) calendar month which occurs at least thirty (30) days after Landlord’s delivery to Tenant of notice of such revision.  The failure of Landlord to timely furnish an Estimate Statement for any fiscal year shall not preclude Landlord from enforcing its rights to collect any Operating Expenses, Real Property Taxes or other amounts payable by Tenant hereunder.  Upon delivery of the Estimate Statement, Tenant shall pay, with its next installment of Base Rent due at least thirty (30) days after the date of delivery of the Estimate Statement, a fraction of the Estimated Expense Payments for the then-current fiscal year (reduced by any amounts paid pursuant to the last sentence of this paragraph).  Such fraction shall have as its numerator the number of months which have elapsed in such current fiscal year to the month of such payment, both months inclusive, and shall have twelve (12) as its denominator.  Until a new Estimate Statement is furnished, Tenant shall pay monthly, with the monthly Base Rent installments, an amount equal to one-twelfth (1/12) of the total Estimated Expense Payments set forth in the previous Estimate Statement delivered by Landlord to Tenant.

Within one hundred eighty (180) days after the end of each fiscal year, or more frequently if Landlord elects to do so, at Landlord’s sole and absolute discretion, the Estimate Expense Payments shall be reconciled with Landlord’s actual expenditure for such Additional Rent items and set forth in a reasonably detailed statement (the “Statement”).

Landlord has provided Tenant with an example of, and Tenant has approved, the form of Estimate Statement/ Statement currently used by Landlord, a copy of which is attached to this Lease as Exhibit J-1 (the “Sample Statement”).  Tenant acknowledges that the amounts specified in the Sample Statement are estimates only and do not constitute a representation or warranty by Landlord of what actual Direct Expenses are or will be during the Term.  If Landlord hereafter makes any material changes to the form of the Sample Statement, any future Estimate Statement and Statement shall contain, to the extent applicable, the following:

(A)a line-item breakdown showing at least the following major categories of costs:

(i) maintenance and repairs (including landscape maintenance, parking lot sweeping, fountain cleaning, and parking lot lighting maintenance);
(i) utilities (electricity, water, sewer, and backflow prevention, maintenance and repairs);
(i) insurance;
(i) salaries (engineering and administrative);
(i) general and administrative (Management Fees; professional services; office supplies; and other); and
(i) Real Property Taxes;

(B)the anticipated savings to be realized in the subject calendar year by any Permitted Capital Item (defined below), the cost of which is included as a portion of Operating Expenses because such Capital Item was intended to reduce other Operating Expenses;

(C)to the extent that the Direct Expenses include wages, salaries and payroll burdens that are not included in the Management Fee, the method of prorating the wages, salaries and payroll burden of employees engaged primarily, but not solely, in the management, operation or maintenance of the Building or portions of the Complex benefitting the Building versus taxes which primarily or solely benefit the Other Building or any other building(s) now or hereafter located on the Complex; and

(D)an explanation in reasonable detail of any other proportionate cost attributable to the Building which represents a proration of costs shared by one or more buildings.

Tenant shall pay to Landlord, within thirty (30) days after delivery of the applicable Statement, the amount of actual Direct Expenses expended by Landlord in excess of the Estimated Expense Payments, or if the Estimated Expense Payments actually paid by Tenant exceeds Tenant’s Proportionate Share of the actual amounts of Direct Expenses paid by Landlord, Landlord shall reimburse or credit to Tenant (provided Tenant is not in Default) any amount of Estimated Expense Payments made by Tenant in excess of Tenant’s Proportionate Share of Landlord’s actual expenditures for such Additional Rent items.

Notwithstanding the foregoing, at Landlord’s Option, Landlord shall have the right to separately charge and collect in a lump sum from Tenant any Real Property Taxes and insurance premiums by delivering to Tenant an invoice setting forth the applicable Real Property Taxes and insurance premiums that are due.  In such event, Tenant shall pay Landlord Tenant’s Proportionate Share of such expenses within thirty (30) days (or, in the case of insurance premiums, within fifteen (15) days) after Landlord’s delivery of the applicable invoice to Tenant.  Tenant acknowledges that to the extent Landlord has prepaid any Operating Expenses (such as insurance premiums) or Real Property Taxes for the Premises or the Complex prior to the Additional Rent Commencement Date that relate to Operating Expenses that are payable by Tenant following the Additional Rent Commencement Date, Tenant shall reimburse Landlord for its Proportionate Share of such expenses as set forth in this Paragraph 5(e).

(f) Fixed Management Fee.  Beginning on the Additional Rent Commencement Date, Tenant shall pay to Landlord, in addition to the Base Rent and as part of the Additional Rent, a fixed monthly management fee (“Management Fee”) equal to three percent (3%) per month of all Base Rent and Direct Expenses.

(g) Place of Payment of Rent.  All Rent hereunder shall be paid to Landlord at the office of Landlord at: SP Zanker Property, LLC, c/o Sahadi Properties, L.P. 800 Pollard Road, C-36, Los Gatos, California 95032, or to such other person or to such other place as Landlord may from time to time designate in writing at least thirty (30) days prior to the effective date of the address change.

(h) Abated Rent.  Landlord and Tenant acknowledge that Tenant shall not be obligated to pay Base Rent attributable to the Premises during the Base Rent Abatement Period (the "Base Rent Abatement") and that the aggregate amount of the Base Rent Abatement equals One Million Two Hundred Ninety-Six Thousand and 00/100 Dollars ($1,296,000.00).  Tenant acknowledges and agrees that during the Base Rent Abatement Period, such abatement of Base Rent for the Premises shall have no effect on the calculation of any future increases in Base Rent or Operating Expenses payable by Tenant pursuant to the terms of this Lease, which increases shall be calculated without regard to such Base Rent Abatement.  Tenant acknowledges and agrees that the foregoing Base Rent Abatement has been granted to Tenant as additional consideration for entering into this Lease, and for agreeing to pay the Rent and perform the terms and conditions otherwise required under this Lease.  If Tenant shall be in Default hereunder, and if Landlord terminates this Lease as a consequence of such Default, then Landlord may include in its calculation of termination damages the then (as of the date of the Default) unamortized portion of the Base Rent Abatement, assuming amortization of the Abated Rent (without interest) on a straight line basis over the Term.

(i) Landlord’s Records.  Landlord shall maintain during the Term complete and accurate books of account and records in accordance with sound real estate management and accounting practices as are reasonably necessary to properly audit Direct Expenses.  Upon Tenant’s written request given not more than one hundred twenty (120) days after Tenant’s receipt of a Statement for a particular fiscal year, and provided that Tenant is not then in Default, specifically including, but not limited to, the timely payment of Additional Rent (whether or not a component thereof is the subject of the audit contemplated herein), Landlord shall furnish Tenant with such reasonable supporting documentation pertaining to the calculation of the Direct Expenses payable by Tenant as set forth in the Statement as Tenant may reasonably request.  Landlord shall provide said documentation pertaining to the relevant

Direct Expenses to Tenant within sixty (60) days after Tenant’s written request therefor.  Within sixty (60) days after Landlord’s delivery of all of such supporting documentation (the "Audit Period"), if Tenant disputes the amount of the Direct Expenses payable by Tenant set forth in the Statement, after reasonable notice to Landlord and at reasonable times, Tenant may retain an independent certified public accountant to conduct an audit at Landlord’s office of Landlord’s records with respect to the Direct Expenses payable by Tenant set forth in the Statement, provided that (i) Tenant is not then in Default, (ii) Tenant has paid all amounts required to be paid under the applicable Estimate Statement and Statement, and (iii) a copy of the audit agreement between Tenant and its particular certified public accounting firm has been delivered to Landlord prior to the commencement of the audit.  Any such accountant shall (A) be a member of a nationally or regionally recognized certified public accounting firm which has previous experience in auditing financial operating records of landlords of office buildings, (B) not already be providing primary accounting and/or lease administration services to Tenant and shall not have provided primary accounting and/or lease administration services to Tenant in the past three (3) years, (C) not be working on a contingency fee basis [i.e., Tenant must be billed based on the actual time and materials that are incurred by the certified public accounting firm in the performance of the audit], and (D) not currently be providing accounting and/or lease administration services to another tenant of the Complex in connection with a review or audit by such other tenant of similar expense records).  In connection with such audit, Tenant and Tenant’s certified public accounting firm must execute a commercially reasonable confidentiality agreement regarding such audit.  Any audit report prepared by Tenant’s certified public accounting firm shall be delivered concurrently to Landlord and Tenant within the Audit Period.  Tenant’s failure to audit the amount of the Direct Expenses payable by Tenant set forth in any Statement within the Audit Period shall be deemed to be Tenant’s approval of such Statement and Tenant, thereafter, waives the right or ability to audit the amounts set forth in such Statement.  If after such audit, Tenant still disputes the Direct Expenses payable by Tenant, an audit to determine the proper amount shall be made, at Tenant’s expense, by an independent certified public accountant (the "Accountant") selected by Landlord and subject to Tenant’s reasonable approval.  Tenant hereby acknowledges that Tenant’s sole right to audit Landlord’s records and to contest the amount of Direct Expenses payable by Tenant shall be as set forth in this Paragraph 5(i), and Tenant hereby waives any and all other rights pursuant to applicable law to audit such records and/or to contest the amount of Direct Expenses payable by Tenant.  If Landlord's Statement is ultimately determined to be in error, within thirty (30) days after such determination, Landlord will reimburse to Tenant, or Tenant will pay to Landlord, any amount which may be determined to have been due as a result of the Accountant’s audit; additionally, if Landlord is determined to have overcharged Tenant for Direct Expenses by five percent (5%) or more, Landlord shall reimburse Tenant within thirty (30) days following such determination for the reasonable cost of the Accountant (which cost may not be included as a Direct Expense).

(j) Survival.  The respective obligations of Landlord and Tenant under this Paragraph 5 shall survive the expiration or other termination of the Term of this Lease, and if the Term hereof shall expire or shall otherwise terminate on a day other than the last day of a fiscal year, the actual Base Rent or Additional Rent incurred for the fiscal year in which the Term hereof expires or otherwise terminates shall be determined and settled on the basis of the statement of actual Base Rent or Additional Rent for such fiscal year and shall be prorated in the proportion which the number of days in such fiscal year preceding such expiration or termination bears to 365.  Notwithstanding the foregoing, Tenant will not be responsible for any Direct Expenses attributable to any fiscal year which is first billed to Tenant more than thirty (30) months after the date of expiration of the expiration of the fiscal year to which such Direct Expenses apply, provided that Tenant shall nonetheless be responsible for any such sums for any fiscal year if the same are first levied by any governmental authority or by any public utility companies following the date that is thirty (30) months following the expiration of such fiscal year.

6. RULES AND REGULATIONS AND COMMON AREA. Subject to the terms and conditions of this Lease and the rules and regulations set forth on Exhibit D, as such rules and regulations may be reasonably modified from time to time in Landlord’s good faith discretion (collectively, the “Rules and Regulations”), Tenant and Tenant’s employees, agents, contractors, customers, guests and invitees (collectively, “Tenant Parties”) shall, in common with other occupants of the Complex and their respective employees, invitees and customers, and others entitled to the use thereof, have the non-exclusive right to use the access roads, Parking Area, and facilities provided and designated by Landlord for the general use and convenience of the occupants of the Complex (collectively, “Common Areas”).  Tenant’s right to use the Common Areas shall terminate upon the termination of this Lease.  Landlord reserves the right from time to time to make changes in the shape, size, location, amount and extent of the Common Areas, provided that the same do not (other than on a temporary basis) materially and adversely affect Tenant’s ability to have access to and/or use of the Premises and have access to and use of all of the spaces in the Parking Area allocated to Tenant hereunder.  Landlord further reserves the right to promulgate such reasonable changes or amendments to the Rules and Regulations as Landlord may deem appropriate for the best interests of the occupants of the Complex.  The Rules and Regulations shall be binding upon Tenant upon ten (10) days following delivery of a copy of them to Tenant, and Tenant shall abide by them and cooperate in their observance.  Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Complex of any of the Rules and Regulations and shall not be required to provide or otherwise be responsible for providing security in the Premises, the Common Areas, or anywhere in the Complex for Tenant or any Tenant Parties.  Landlord further reserves the right from time to time without notice to Tenant (i) to close temporarily any of the Common Areas; (ii) to make changes to the Common Areas as described above; (iii) add additional buildings and improvements to the Common Areas subject to the limitations described above; (v) to remove buildings (other than the Premises/Building) and land from the Common Areas subject to the limitations described above; (v) to designate land outside the Complex to be part of the Common Areas, and in connection with the improvement of such land to add additional buildings and Common Areas to the Land; (vi) to use the Common Areas while engaged in making additional improvements, repairs or alterations to the Land or to any adjacent land, or any portion thereof subject to the limitations described above; and (vii) to do and perform such other acts and make such other changes in, to or with respect to the Land, the Common Areas or the expansion thereof as Landlord may, in the exercise of its reasonable judgment, deem to be appropriate subject to the limitations described above.  Landlord shall operate, manage, and maintain the Common Areas in good condition and repair, provided that all the costs thereof shall be Common Areas Expenses to the extent permissible hereunder.

7.  PARKING. Tenant shall have the right to use with the other tenants or occupants of the Complex (other than with respect to Tenant’s Exclusive Parking Spaces described below, to which other tenants or occupants will have no rights) two hundred twenty-seven (227) total parking spaces (i.e., 3.55 spaces per 1,000 rentable square feet [the “Parking Ratio”] in the Parking Area of the Complex, inclusive of Tenant’s Exclusive Parking Spaces described below.  Such parking spaces are provided on a non-exclusive basis, except for Tenant’s Exclusive Parking Spaces described below.  Tenant and the Tenant Parties shall not use parking spaces in excess of such permitted number of spaces allocated to Tenant hereunder.  Tenant shall have the exclusive right to use thirty-nine (39) parking spaces adjacent to the Building in the auto court area located between the Building and the Other Building, as depicted on the Site Plan (“Tenant’s Exclusive Parking Spaces”), provided that Landlord shall not be required to enforce Tenant’s right to use the Tenant’s Exclusive Parking Space.  If and to the extent that Tenant leases additional space in the Complex, whether pursuant to a right or option set forth in this Lease or otherwise, Tenant’s parking space allocation will increase in accordance with the Parking Ratio.  Tenant acknowledges that the tenant of the Other Building has, as of the Effective Date, the exclusive right to use forty-two (42) parking spaces in the auto court area located between the Building and the Other Building (as shown on the Site Plan), and Tenant shall not use or permit the Tenant Parties to use such exclusive spaces.  Subject to the terms of this Paragraph 7 and Paragraphs 2 and 8 of this Lease, Landlord agrees to similarly require other Complex occupants to refrain from using Tenant’s Exclusive Parking Spaces.  Landlord shall have the right, at Landlord’s sole discretion, to specifically designate the location of

Tenant’s parking spaces (other than Tenant’s Exclusive Parking Spaces) within the Parking Area in the event of a dispute among the tenants occupying the building and/or Complex referred to herein, in which event Tenant agrees that Tenant and the Tenant Parties shall not use any parking spaces other than those parking spaces specifically designated by Landlord for Tenant’s use; in such event, Landlord will use reasonable efforts to locate such parking spaces in a contiguous block, as close as possible to the Building.  Such parking spaces, if specifically designated by Landlord to Tenant, may be relocated by Landlord at any time, and from time to time, and Landlord reserves the right, at Landlord’s sole discretion, to rescind any specific designation of parking spaces (other than Tenant’s Exclusive Parking Spaces), thereby returning Tenant’s parking spaces to the common Parking Area.  Landlord shall give Tenant written notice of any change in Tenant’s parking spaces.  Tenant shall not, at any time, park or permit to be parked, any trucks or vehicles adjacent to the loading areas so as to interfere in any way with the use of such areas, nor shall Tenant at any time park or permit the parking of Tenant’s trucks or other vehicles or the trucks and vehicles of Tenant’s suppliers or others, in any portion of the Common Areas not designated by Landlord for such use by Tenant.  Tenant shall not park nor permit to be parked, any inoperative vehicles or equipment on any portion of the common Parking Area or other Common Areas of the Complex.  Tenant agrees to assume responsibility for compliance by its employees and other Tenant Parties with the parking provisions contained herein.  At Tenant’s sole expense, Landlord shall have the right to tow away from the Complex any vehicle belonging to Tenant or any Tenant Party parked in violation of these provisions, or to attach violation stickers or notices to such vehicles.  Tenant shall use the parking spaces for vehicle parking only and shall not use the Parking Areas for storage.

8.  EXPENSES OF OPERATION, MANAGEMENT, AND MAINTENANCE OF THE COMMON AREAS OF THE COMPLEX. In accordance with Paragraph 5(e) of this Lease, Tenant shall pay to Landlord, as Additional Rent, Tenant’s Proportionate Share of all operating expenses (collectively “Operating Expenses”) relating to the operation, management, maintenance, repair and replacement of the Complex and the Common Areas thereof, including, but not limited to the following (A) supplying, operating, managing, maintaining, repairing, replacing and restoring utilities, services and systems (including sewers, storm drains, elevators, pest control, recycling programs, trash removal, outdoor fountains, water and sewer backflow prevention), and taxes thereon; (B) cleaning, sweeping, maintaining, repairing, restoring and replacing the Parking Areas (including resurfacing, repainting, re-striping and cleaning) and other Common Areas of the Complex (including landscaped areas and parking lot lighting); (C) compensation (including salaries, wages, employment taxes, fringe benefits and other payroll expenses) for persons who perform duties in connection with the operation, management, maintenance, repair and improvement of the Complex, such compensation to be appropriately allocated for persons who also perform duties unrelated to the Complex; (D) premiums for insurance for the Complex (including without limitation coverage for (i) earthquake (subject to the provisions set forth below regarding earthquake insurance deductible payments), (ii) flood, (iii) pollution, (iv) terrorism (e.g., TRIPRA), (v) general liability, (vi) rental income (i.e., loss of rents), for a period of up to 18 months or such longer period of time as required by Landlord’s Mortgagee, (vii) all-risk casualty, and (viii) any other insurance required to be maintained by Landlord’s Mortgagee or that in the reasonable opinion of Landlord is appropriate and reasonable, together with any expenditures for co-insurance and deductible amounts (subject to the provisions set forth below regarding earthquake deductibles) paid under such insurance; (E) licenses, permits, certificates and inspections; (F) complying with the requirements of any Laws; (G) costs incurred for capital improvements to or replacements of the Complex, limited to (A) costs to comply with Laws, (B) costs intended to result in a net reduction in Direct Expenses (but only to the extent of the savings reasonably anticipated to result therefrom), and (C) costs of capital improvements or replacements which are required to maintain the Building and the Complex in good condition and repair or that are intended to enhance the safety and security of Complex occupants (collectively, “Permitted Capital Items”) (and for avoidance of doubt, in no event will Permitted Capital Items include the cost of performing any capital repairs, replacements, upgrades or improvements exclusively to the Other Building or any other building now located on or subsequently added to the

Complex or to any portion of the Complex which is reserved for the exclusive use of any one Complex tenant (other than Tenant) or any collection of Complex tenants which excludes Tenant); (H) the Management Fees (I) accounting, legal and other professional services incurred in connection with the operation of the Complex and the calculation of Operating Expenses and Taxes; (J) a reasonable allowance for depreciation on machinery and equipment used to operate and maintain the Complex; (K) the reasonable cost of contesting the validity or applicability of any Laws that may affect the Complex; (L) [OMITTED]; (M) supplies, materials, tools and rental equipment; (N) license, permit, and inspection fees; utility charges associated with exterior landscaping and lighting (including water and sewer charges); (O) costs incurred in connection with a governmentally mandated transportation system management program or similar program; (P) costs under any instrument pertaining to the sharing of costs by the Complex, including without limitation payments under any easement, license, operating agreement, declaration, restrictive covenant, or instrument pertaining to the sharing of costs by the Complex, including, without limitation, any covenants, conditions and restrictions affecting the Property, and reciprocal easement agreements affecting the property, parking licenses, and any agreements with transit agencies affecting the Property; (P) fees, charges or assessments imposed by, or resulting from any mandate imposed on Landlord by, any federal, state or local government for fire and police protection, trash removal, community services, or other services which do not constitute Real Property Taxes; and (Q) any other cost, expenditure, fee or charge, whether or not hereinbefore described which in accordance with generally accepted property management practices would be considered an expense of owning, managing, operating, maintaining, repairing, replacing, restoring, and/or improving the Complex which is properly passed through to tenants on a so-called “triple net” basis.  As used herein, however “Operating Expenses” shall not include:

(i) Landlord’s principal or interest payments on indebtedness secured by the Complex;
(i) expenses by Landlord for the particular benefit of any other tenant;
(i) cost for the installation of any other tenant improvements;
(i) cost of attracting and leasing (or attempting to lease) to tenants;
(i) executive salaries;
(i) any capital item whatsoever, except Permitted Capital Items;

(i) repairs or other work occasioned by fire, windstorm or other insured casualty or hazard, to the extent that Landlord shall receive proceeds of such insurance (provided that Landlord’s failure to maintain the insurance coverage required to be carried by Landlord under this Lease will not be a valid basis for including in Operating Expenses to the extent that the cost of repair otherwise would have been covered by such insurance);

(i) the cost of tenant newsletters and Building promotional gifts, events or parties for existing or future occupants, and the costs of signs in or on the Building identifying the owner of the Building or other third parties’ signs and any costs related to the celebration or acknowledgment of holidays;

(i) repairs or rebuilding necessitated by condemnation;
(i) Real Estate Taxes;

(i) salaries of individuals who hold a position which is generally considered to be higher in rank than the position of the manager of the Complex or the chief engineer of the Complex;
(i) subject to Paragraph 46, any costs incurred to test, survey, clean up, contain, abate, remove or otherwise remedy any spill or discharge of Hazardous Materials;

(i) the costs of electrical power or any other utility provided to the premises of other tenants or occupants of the Complex or to any portion of the Complex which solely benefits other Complex occupants but not Tenant;

(i) the cost of any service sold to any tenant or occupant of the Complex for which Landlord is entitled to be reimbursed as an additional charge or rental over and above the basic rent and escalations payable under the lease or occupancy agreement with that tenant or other occupant;

(i) costs incurred by Landlord in connection with rooftop communications equipment of Landlord or other third parties, or Complex occupants;

(i) amounts paid to any person, firm or corporation related or otherwise affiliated with Landlord or any general partner, officer or director of Landlord or any of its general partners, to the extent same materially exceeds arms-length competitive prices paid in the Relevant Market for the services or goods provided;

(i) costs relating to maintaining Landlord's existence, either as a corporation, partnership, or other entity, such as trustee's fees, annual fees, partnership or organization or administration expenses, deed recordation expenses, as well as the operation of the entity which constitutes Landlord, as the same are distinguished from the costs of operation of the Complex, as well as partnership accounting and legal matters, costs of defending any lawsuits with any mortgagee, costs of any disputes between Landlord and its employees, disputes of Landlord with Complex management or personnel, or outside fees paid in connection with disputes with other tenants;

(i) increased costs incurred due to Landlord's violation of any terms and conditions of this Lease or any other lease relating to the Building or of any Law to the extent that compliance with such Law is Landlord’s responsibility under this Lease;

(i) increased costs arising from the negligence of Landlord or its agents, or of any other tenant, or any vendors, contractors, or providers of materials or services selected, hired or engaged by Landlord or its agents;

(i) costs incurred in removing and storing the property of former tenants or occupants of the Building;

(i) (i) the cost of installing, operating and maintaining any specialty service, observatory, broadcasting facilities, luncheon club, museum, athletic or recreational club, or child care facility, and (ii) the cost of installing, operating and maintaining any other service operated or supplied by or normally operated or supplied by a third party under an agreement between a third party and a landlord;

(i) costs for acquisition of sculpture, paintings, other objects of art, as well as the cost of insuring, repairing or maintaining the same;

(i) title insurance, key man and other life insurance, long-term disability insurance and health, accident and sickness insurance, except only for group plans providing reasonable benefits to persons of the grade of building manager and below employed and engaged on a substantially full time basis in operating and managing the Building;

(i) any costs, fees, dues, contributions or similar expenses for industry associations or similar organizations;
(i) the entertainment expenses and travel expenses of Landlord, its employees, agents, partners and affiliates;
(i) consulting costs and expenses paid by Landlord unless they relate exclusively to the improved management or operation of the Complex.

The cost of Permitted Capital Items will, for the purpose of inclusion in Operating Expenses, be amortized by Landlord on a straight line basis over a ten (10) year term.  The amortized cost of any Permitted Capital Items may include interest at the rate paid by Landlord on any funds borrowed (or, if Landlord elects to fund such expenditure using its own funds, at the market rate of interest, as reasonably determined by Landlord, that Landlord reasonably would have paid had Landlord elected to finance such expenditure) from an unaffiliated third-party financial institution, but in no event greater than the Interest Rate.

Landlord shall have the right, from time to time, to equitably allocate some or all of the Operating Expenses, Real Property Taxes and other charges among different tenants or buildings comprising the Complex as and when such different buildings are constructed and added to (and/or excluded from) the Complex or otherwise (the “Cost Pools”).  In addition, Landlord shall have the right from time to time, in its reasonable discretion, to include or exclude existing or future buildings in the Complex for purposes of determining Operating Expenses and Real Property Taxes.

If at any time during the Term the Building or the Complex is damaged by an earthquake and if in connection with such earthquake Landlord is required to make a deductible payment that is less than an amount that exceeds two hundred fifty percent (250%) of the then-applicable monthly Base Rent (the “Earthquake Deductible Threshold”) under Landlord’s policy of earthquake insurance, Operating Expenses for the applicable calendar year will include such deductible, which will be payable in monthly installments during the remainder of the calendar year.  If as a result of any such earthquake Landlord is required to make a deductible payment equal to or in excess of the Earthquake Deductible Threshold, Operating Expenses for the applicable calendar year will include the deductible up to the amount of the Earthquake Deductible Threshold as described above, and the remaining balance of any such deductible payment (together with interest thereon) shall, for the purposes of inclusion in Operating Expenses, be treated as a Permitted Capital Item (and the amortization period associated therewith shall be deemed to be ten (10) years).

9. ACCEPTANCE AND SURRENDER OF PREMISES.

(a) Acceptance of Premises.  By entry hereunder, Tenant accepts the Premises and the Building in their “as is” condition and without representation or warranty by Landlord as to the size, condition or suitability of the Premises or as to the use or occupancy which may be made thereof.  Tenant acknowledges that on the Commencement Date the Premises shall be delivered to Tenant in the configuration set forth on Exhibit A-3 hereto.

(b) Surrender of Premises.  Tenant agrees on the last day of the Term, or on the sooner termination of this Lease, to surrender the Premises promptly and peaceably to Landlord in the configuration set forth in the Surrender Plans attached hereto as Attachment 2 to the Tenant Work Letter attached as Exhibit C to this Lease (the “Tenant Work Letter”) and the Detailed Surrender Plans (as defined below).  If the Surrender Plans and/or the construction notes set forth on such plans are inconsistent with the provisions of this Paragraph 9(b), then, in that event, the Surrender Plans will prevail.  At least ten (10) months before the Expiration Date, Tenant at its sole cost and expense shall prepare construction drawings that are consistent with and a logical evolution of the Surrender Plans and that contain the specifications and other detailed information required for submittal to and processing by the City of San Jose Building Department (the “Detailed Surrender Plans”) for Landlord’s review and approval, which shall not be unreasonably withheld, delayed or conditioned.  The process for preparation and approval of the Detailed Surrender Plans and any iterations thereof shall be governed by Section 11 of this Lease.  Tenant shall thereafter, as and when appropriate, submit to and obtain approval by the City of San Jose of the Detailed Surrender Plans.  Following approval of the Detailed Surrender Plans by Landlord and the City of San Jose, Tenant shall cause the work described in the Detailed Surrender Plans to be completed as and when required by this Lease.  Tenant will surrender the Premises in compliance with all applicable city, county, state and federal laws, including the ADA, and all other applicable Laws.  The Premises will be returned uniform in appearance, color scheme and texture, including but not limited to all floor coverings, walls and ceilings.  All heating, ventilation and air conditioning (“HVAC”), plumbing, electrical and other Systems and Equipment (as defined in Paragraph 12(a)) will be returned in good operating condition and repair.  All windows will be washed.  Tenant shall remove all Alterations (as defined in Paragraph 11) that may have been made in or to the Premises except to the extent that Landlord has expressly agreed in writing to allow any particular Alteration to remain within the Premises.  All cables and other Lines installed by Tenant shall be removed as provide in Paragraph 15.  If Tenant fails to complete the removal of Specialty Alterations and/or to repair any damage caused by the removal thereof, and/or to return the Premises to the condition required by this Paragraph 9(b) prior to the expiration of the Term or prior termination of this Lease, then at Landlord’s option, either (A) Tenant shall be deemed to be holding over in the Premises and Rent shall continue to accrue in accordance with the terms of Paragraph 32, below, until such work shall be completed, and/or (B) Landlord may do so and may charge the cost thereof to Tenant.

(c) Landlord Surveys.  During the last nine (9) months of the Term, Landlord shall have the right to hire independent contractors to inspect and survey the Building to confirm the Building’s compliance with ADA and other codes and to confirm the condition of the HVAC, mechanical, life-safety, sprinklers, elevators, and electrical systems serving the Building for the purpose of determining whether they have or have not been properly maintained by Tenant, and Tenant shall pay the commercially reasonable cost of such surveys (but not multiple surveys on the same subject matter) within thirty (30) days after receipt of a statement therefor from Landlord.

(d) Removal of Personal Property.  On or before the end of the Term or sooner termination of this Lease, Tenant shall remove all of Tenant’s personal property and trade fixtures from the Premises, and all property not so removed on or before the end of the Term or sooner termination of this Lease shall be deemed abandoned by Tenant and title to same shall thereupon pass to Landlord without compensation to Tenant.  Upon termination of this Lease, Landlord may remove all moveable furniture and equipment so abandoned by Tenant, at Tenant’s sole cost, and repair any damage caused by such removal at Tenant’s sole cost.

(e) Indemnity.  If the Premises are not surrendered at the end of the Term or sooner termination of this Lease in the condition required by this Lease, Tenant shall indemnify Landlord and the other Indemnified Parties against loss, liability and other Claims resulting from the delay by Tenant in so surrendering the Premises including, without limitation, any Claims made by any succeeding Tenant founded on such delay.  Nothing contained herein shall be construed as an extension of the Term hereof or as consent by Landlord to any holding over by Tenant.  The voluntary or other surrender of this Lease or the Premises by Tenant or a mutual cancellation of this Lease shall not work as a merger and, at the option of Landlord, shall either terminate all or any existing subleases or subtenancies or operate as an assignment to Landlord of all or any such subleases or subtenancies.

10. “AS-IS” BASIS. Tenant acknowledges and agrees that the Premises are leased strictly on an “as-is” basis and in their present condition.  Landlord shall not be required to make, nor be responsible for any cost, in connection with any repair, restoration, and/or improvement to the Premises in order for this Lease to commence, or (except as described in Paragraph 28 and Paragraph 29 below) thereafter, throughout the Term.  Except as otherwise expressly set forth in this Lease, Landlord makes no warranty or representation of any kind or nature whatsoever as to the condition or repair of the Premises, nor as to the use or occupancy which may be made thereof.  Tenant acknowledges and agrees that Tenant has been given, at Tenant's own cost and expense, a full opportunity to inspect and investigate each and every aspect of the Premises, either independently or through agents of Tenant's choosing, including, without limitation: (i) all matters relating to the title, together with all governmental and other legal requirements such as taxes, assessments, zoning, use permit requirements, building permit requirements, building codes and other development requirements; (ii) the size of or physical condition of the Premises, access to the Premises and all other physical and functional aspects of the Premises; and (iii) all other matters of any significance affecting the Premises whether physical in nature or intangible in nature.  TENANT SPECIFICALLY ACKNOWLEDGES AND AGREES THAT EXCEPT AS EXPRESSLY SET FORTH IN THIS LEASE, LANDLORD IS LEASING THE PREMISES ON AN “AS IS, WHERE IS, WITH ALL FAULTS” BASIS AND THAT TENANT IS NOT RELYING ON ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED, FROM LANDLORD, LANDLORD'S AGENTS OR BROKERS, AS TO ANY MATTERS CONCERNING THE PREMISES AND THOSE ITEMS AND ASPECTS OF THE PREMISES REFERENCED IMMEDIATELY ABOVE, INCLUDING, WITHOUT LIMITATION: (i) the quality, nature, adequacy and physical condition of the Premises, including, without limitation, access, soils, geology and any ground water; (ii) the existence, quality, nature, adequacy, and physical condition of utilities serving the Premises; (iii) the use, habitability, merchantability, or fitness, suitability, value or adequacy of the Premises for any particular purpose; (iv) the zoning or other legal status of the Premises or any other public or private restrictions on use of the Premises; (v) the compliance of the Premises or the Premises' operation with any applicable Laws or other requirements of any governmental or quasi‑governmental entity or any other person or entity; (vi) the presence of Hazardous Materials in, at, on, under, from or about the Premises (including, without limitation, soil and groundwater conditions) or the adjoining or neighboring Premises; (vii) the quality of any labor and materials used in any improvements on or benefiting the Premises; (viii) condition of title to the Premises; and (ix) the economics of the present or future operation of the Premises.

11. ALTERATIONS AND ADDITIONS.

(a) Landlord's Consent to Alterations.  Tenant shall not make any improvements, alterations, additions or changes to the Premises or any mechanical, alarm, sprinkler, plumbing or HVAC facilities or systems pertaining to the Premises (collectively, the "Alterations") without first procuring the prior written consent of Landlord to such Alterations, which consent shall be requested by Tenant not less than thirty (30) days prior to the commencement thereof, and which consent shall not be unreasonably withheld by Landlord with respect to proposed Alterations that (a) comply with all applicable Laws; (b) are reasonably compatible with the design of the Building, its architecture and Systems and Equipment; (c) do not unreasonably interfere with the use and occupancy of other tenants; (d) do not affect the structural portions of the Building , including, without limitation, the foundation, footings, floor slabs, ceilings, roof, columns, beams, shafts, stairs, stairwells, escalators, elevators, base building restrooms and all Common Areas (collectively, the "Building Structure"); and (e) do not affect the exterior appearance of the Building.  Additionally, Landlord’s consent shall not be required for any Alteration that satisfies all of the following criteria (a “Minor Alteration”): (1) is not visible from the exterior of the Premises or Building; (2) complies with clauses (a) through (e) above; and (3) costs less than Fifty Thousand Dollars ($50,000) (the “Alterations Threshold”) for any one project.  The Alterations Threshold will be increased every fifth (5th) anniversary of the Commencement Date, by the aggregate increase in the CPI most recently issued prior to such anniversary over the CPI most recently issued prior to the Commencement Date.  As used herein, the “CPI” shall mean the Consumer Price Index-All Urban Consumers  (San Francisco-Oakland-San Jose All Items, 1982-1984=100), issued by the Bureau of Labor Statistics, or such replacement index as Landlord and Tenant may mutually agree upon.  It shall be deemed reasonable for Landlord to withhold its consent to any Alteration which affects the Building Structure or Systems and Equipment or is visible from the exterior of the Building.  The construction of the Tenant Improvements shall be governed by the terms of the Tenant Work Letter and not the terms of this Paragraph 11.  Landlord agrees to respond to any request by Tenant for approval of Alterations which approval is required hereunder within ten (10) Business Days after delivery of Tenant’s written request (which request shall be accompanied by the proposed plans and drawings prepared by Tenant’s then-architect and engineers).  All such plans and drawings shall comply with the drawing format and specifications reasonably required by Landlord, and shall be subject to Landlord's approval, which shall not be unreasonably withheld, delayed or conditioned.  Landlord’s response shall be in writing and, if Landlord withholds its consent, Landlord shall specify in reasonable detail in Landlord’s notice of disapproval, the basis for such disapproval, and the changes to Tenant’s plans which would be required in order to obtain Landlord’s approval.  If Landlord fails to notify Tenant of Landlord’s approval or disapproval within such ten (10) business day period, Tenant shall have the right to provide Landlord with a second written request for approval (a “Second Request”) that contains the following statement in bold and capital letters:  “THIS IS A SECOND REQUEST FOR APPROVAL OF PLANS PURSUANT TO THE PROVISIONS OF PARAGRAPHS 11(a) AND 11(b) OF THE LEASE.  IF LANDLORD FAILS TO RESPOND WITHIN FIVE (5) BUSINESS DAYS AFTER RECEIPT OF THIS NOTICE, THEN LANDLORD SHALL BE DEEMED TO HAVE APPROVED THE ALTERATIONS DESCRIBED HEREIN.”  If Landlord fails to respond to such Second Request within five (5) business days after receipt by Landlord, the Alterations in question shall be deemed approved by Landlord.  Notwithstanding the foregoing, if the time period for Landlord’s response would fall between December 20 and January 2 (the “Blackout Period”), then for each such day falling during the Blackout Period, the time period for Landlord to respond to any request for Alteration shall be extended on a day-for-day basis.  If Landlord timely delivers to Tenant notice of Landlord’s disapproval of any plans, Tenant may revise Tenant’s plans to incorporate the changes suggested by Landlord in Landlord’s notice of disapproval, and resubmit such plans to Landlord; in such event, the scope of Landlord’s review of such plans shall be limited to Tenant’s correction of the items in which Landlord had previously objected in writing.  Landlord’s review and approval (or deemed approval) of such revised plans shall be governed by the provisions set forth above in this Paragraph 11(a)).  The procedure set out above for approval of Tenant’s plans will also apply to any change, addition or amendment to Tenant’s plans.

(b) Manner of Construction.  Landlord may impose, as a condition of its consent to any and all Alterations or material repairs of the Premises which involve the Building Structure or material work on the Systems and Equipment or that affect the exterior appearance of the Building (a “Major Alteration”), such requirements as Landlord in its reasonable discretion, commensurate with the provisions of owners of Comparable Buildings (as defined in Section 31(d)), may deem desirable, including, but not limited to, the requirement that Tenant utilize for such purposes only contractors, subcontractors, materials, mechanics and materialmen selected by Tenant and approved by Landlord (such approval not to be unreasonably withheld), and the requirement that upon Landlord's request delivered concurrently with Landlord’s consent to any Specialty Alterations that Tenant, at Tenant's expense, remove such Specialty Alterations upon the expiration or any early termination of the Term.  As used herein, a “Specialty Alteration” shall mean any Alteration that is not a normal and customary general office improvement or that materially deviates from the Surrender Plans, including, but not limited to improvements which (i) perforate, penetrate or require reinforcement of a floor slab (including, without limitation, interior stairwells or high-density filing or racking systems), (ii) consist of the installation of a raised flooring system, (iii) consist of the installation of a vault or other similar device or system intended to secure the Premises or a portion thereof in a manner that exceeds the level of security necessary for ordinary office space, (iv) involve material plumbing connections (such as, for example but not by way of limitation, kitchens, saunas, showers, and executive bathrooms outside of the Building core and/or special fire safety systems), (v) consist of the dedication of any material portion of the Premises to non-office usage (such as laboratories, classrooms, bicycle storage rooms, or “cooking” kitchens), (vi) can be seen from outside the Premises, or (vii) are required to be removed under Paragraph 9(b) or the Surrender Plans (or the Detailed Surrender Plans, as applicable).  As a condition to Landlord’s obligation to consider any request for consent to any Alterations, Tenant agrees to pay Landlord within thirty (30) days after Tenant’s receipt of invoices and reasonable supporting documentation for the reasonable out-of-pocket third party costs and expenses of consultants, engineers, architects and others for reasonable review of plans and specifications for the construction of the proposed Alterations.  Tenant shall construct such Alterations and perform such repairs in conformance with any and all applicable rules and regulations of any federal, state, county or municipal code or ordinance and pursuant to a valid building permit, issued by the City, and in conformance with Landlord’s construction rules and regulations; provided, however, that prior to commencing to construct any Alteration, Tenant shall meet with Landlord to discuss Landlord's design parameters and code compliance issues.  In performing the work of any such Alterations, Tenant shall have the work performed in such manner so as not to obstruct access to the Complex or any portion thereof, by any other tenant of the Complex, and so as not to obstruct the business of Landlord or other tenants in the Complex.  Tenant shall not use (and upon notice from Landlord shall cease using) contractors, services, workmen, labor, materials or equipment that, in Landlord's reasonable judgment, would disturb labor harmony with the workforce or trades engaged in performing other work, labor or services in or about the Complex.  In addition to Tenant's obligations under Paragraph 22 of this Lease, upon completion of any Alterations, Tenant agrees to cause a Notice of Completion to be recorded in the office of the recorder of the county in which the Building is located in accordance with Section 8182 of the Civil Code of the State of California or any successor statute, and Tenant shall deliver to Landlord a reproducible copy of the "as built" drawings of the Alterations as well as all permits, approvals and other documents issued by any governmental agency in connection with the Alterations.  At the conclusion of construction, Tenant shall (i) cause its architect to update the drawings as necessary to reflect all changes made to the Alterations Constructions Drawings during the course of construction, and (ii) deliver to Landlord two (2) sets of sepias of such as-built drawings as well as CAD and pdf copies of same, and (ii) deliver to Landlord a copy of all warranties, guaranties, and operating manuals and information relating to the improvements, equipment, and systems relating to such Alterations.

(c) Payment for Alterations.  Tenant shall obtain final lien releases and waivers in a form reasonably satisfactory to Landlord in connection with Tenant's payment for work to contractors, subcontractors and materialmen.  Tenant shall pay for all overhead, general conditions, fees and other costs and expenses of the Alterations, and shall pay to Landlord a Landlord supervision fee of three percent (3%) of the cost of the Alterations.

(d) Construction Insurance.  In addition to the requirements of Paragraph 17 of this Lease, in the event that Tenant makes any Alterations, prior to the commencement of such Alterations, Tenant shall provide Landlord with evidence that Tenant or Tenant’s general contractor carries "builder's all risk" or “course of construction” insurance in an amount reasonably approved by Landlord covering the construction of such Alterations, and that Tenant and the general contractor carry general liability, worker’s compensation, and such other insurance as Landlord may reasonably require, it being understood and agreed that all of such Alterations shall be insured by Tenant pursuant to Paragraph 17 of this Lease immediately upon completion thereof.  In addition, if the estimated costs of the Alterations exceeds One Hundred Fifty Thousand Dollars ($150,000.00) Landlord may, in its discretion, require Tenant to obtain at Landlord’s option a lien and completion bond or some alternate form of security reasonably satisfactory to Landlord in an amount sufficient to ensure the lien-free completion of such Alterations.

(e) Removal of Alterations; Landlord's Property.  All Alterations that may be installed in the Premises, from time to time, shall be made at the sole cost of Tenant.  During the final six (6) month of the Term, Landlord and Tenant will endeavor to meet and confer to determine which, if any, of the Specialty Alterations previously made by Tenant which Landlord continues to desire that Tenant surrender with the Premises upon expiration of the Term.  If Landlord agrees in writing that any such Specialty Alterations may remain at and be surrendered with the Premises upon expiration of the Term or upon prior termination of this Lease, the same shall become a part of the Premises and the property of Landlord upon expiration of the Term or upon prior termination of this Lease.  Notwithstanding the foregoing, if the parties fails to meet prior to the expiration of the Term, or if Landlord does not agree to permit any Specialty Alterations to remain and be surrendered with the Premises, Tenant’s obligations with respect to such Specialty Alterations shall be governed by Paragraph 9(b).  If Tenant fails to complete such removal and/or to repair any damage caused by the removal of any Specialty Alterations and return the affected portion of the Premises to the condition required hereunder, (i) Landlord may do so and may charge the cost thereof to Tenant, or (ii) Tenant shall be obligated to do so and will be deemed to be holding over until such time as the removal and restoration is completed (and, accordingly, the terms of Paragraph 32 of this Lease shall be applicable during such period).  Tenant hereby protects, defends, indemnifies and holds Landlord harmless from all liens and other Claims in any manner relating to the installation, placement, removal, or financing of any such Alterations, improvements, fixtures and/or equipment in, on or about the Premises except to the extent the same arises out of the gross negligence or willful misconduct of Landlord or Landlord’s agents, employees or contractors, which obligations of Tenant shall survive the expiration or earlier termination of this Lease.

12. TENANT MAINTENANCE.

(a) At its sole cost and expense, Tenant shall keep and maintain and repair the Premises (including appurtenances) and every part thereof in a high standard of maintenance and repair, or replacement, and in good and sanitary condition.  Tenant’s maintenance and repair responsibilities herein referred to include, but are not limited to, providing janitorial service, cleaning, repair and replacement, as necessary, of all windows (interior and exterior), window frames, plate glass and glazing (destroyed by accident or act of third parties), truck doors, plumbing systems (such as water and drain lines, sinks, toilets, faucets, drains, showers and water fountains), electrical systems (such as panels, conduits, outlets, lighting fixtures, lamps, bulbs, tubes and ballasts), HVAC systems and components thereof (such as compressors, fans, air handlers, VAV boxes, ducts, mixing boxes, thermostats, time clocks, boilers, heaters, supply and return grills), and other Systems and Equipment (as defined below), electrical wiring and conduits, gas lines, water pipes, sprinkler, alarm and other life safety systems, and plumbing and sewage fixtures and pipes (both within the Building and outside the Building up to the point where any such pipe connects to the sewer main), foundations, slabs, structural elements and exterior surfaces of the Premises, roofs, downspouts, all interior improvements within the Premises including but not limited to wall coverings, window coverings, carpet, floor coverings, partitioning, ceilings, doors (both interior and exterior), including closing mechanisms, latches, locks, any exterior ramps and railings at the entrances of the Building, skylights (if any), automatic fire extinguishing systems, security systems, alarm systems, and elevators and all other interior improvements of any nature whatsoever.  As used herein, the term “Systems and Equipment” means any plant, machinery, transformers, duct work, cable, wires, and other equipment, facilities, and systems designed to supply heat, ventilation, air conditioning and humidity or any other services or utilities, or comprising or serving as any component or portion of the electrical, gas, steam, plumbing, sprinkler, communications, alarm, security, or fire/life safety systems or equipment, or any other mechanical, electrical, electronic, computer or other systems or equipment which serve the Building and/or any other building in the Complex in whole or in part.

Notwithstanding the foregoing to the contrary, if any Systems or Equipment (or major component thereof) or major component of the Building Structure requires replacement during the Term, including any replacement required by Law (and provided such replacement is not necessitated by (w) casualty or condemnation, (x) Tenant’s failure to perform reasonable periodic maintenance and customary and reasonable repairs of such item, (y) Tenant’s misuse of such item, or (z) the negligence or willful misconduct of Tenant or any Tenant Party, it being agreed that Tenant shall be solely responsible for any repairs or replacements necessitated by the preceding clauses (x), (y), and (z)), Landlord and Tenant shall cooperate in good faith to determine the best suitable replacement for such item (or component); in connection therewith, the parties will attempt to identify a substantially similar replacement item, and neither party shall have the right to require that the capacity, quality or size of such item be upgraded as a part of such replacement, unless the party requiring such upgrade agrees to bear any increased cost associated with the acquisition of an upgraded item compared to the acquisition of a reasonably similar substitute item (however, if applicable law requires an upgrade, the parties will share the cost of such upgrade as described herein).  Upon determining a mutually agreeable replacement item, the parties shall share the cost of such replacement (other than any increased cost associated with an upgrade, as described above), as follows:  (i) Tenant shall bear the first One Hundred Thousand Dollars ($100,000.00) of the cost of the replacement, (ii) Landlord shall initially bear the cost of such replacement in excess of One Hundred Thousand Dollars ($100,000.00) but, from and after the date of such replacement, Tenant shall pay to Landlord, as and when Base Rent is payable hereunder, an amount equal to 1/120 of the applicable replacement cost which was so initially borne by Landlord (it being the intention of the parties hereto that any such item or unit will be assumed to have a useful life of approximately ten (10) years, and that the foregoing formula allocates to Tenant a proportionate share of the cost of such replacement equal to the relationship between the then-remaining Term and the useful life of the unit (or component) in question).  The amortized cost of such expenditure may include interest at the rate paid by Landlord on any funds borrowed (or, if Landlord elects to fund such expenditure using its own funds, at the market rate of interest, as reasonably determined by Landlord that Landlord reasonably would have paid had Landlord elected to finance such expenditure) from an unaffiliated third-party financial institution, but in no event greater than the Interest Rate.

(b) Without limiting the foregoing, at its sole cost and expense Tenant shall enter into a contract or contracts (each a “Service Contract”) in form and substance reasonably approved by Landlord with qualified, experienced professional third party service companies reasonably approved by Landlord to perform its maintenance, repair and replacement of these portions of the Systems and Equipment which require regularly scheduled periodic maintenance, including the HVAC systems (which shall provide for and include, without limitation, replacement of filters, oiling and lubricating of machinery, parts replacement, adjustment of drive belts, oil changes and other preventive maintenance, including annual maintenance of duct work, interior unit drains and caulking of sheet metal, and recaulking of jacks and vents on an annual basis), elevators, the roof, the building fire/life-safety systems, and the electrical and plumbing systems.  On an annual basis, Landlord shall have the right to review and approve each contractor or vendor retained by Tenant to perform scheduled maintenance and repairs and, if Landlord reasonably determines that such contractor or vendor is not performing adequate maintenance or repair, Landlord may require that Tenant replace such contractor or vendor with a contractor or vendor reasonably approved by Landlord.  The HVAC Service Contract shall provide for the HVAC service provider to maintain, repair and replace when necessary all HVAC equipment which serves the Premises and to keep the same in good condition through regular inspection and servicing at least once every sixty

(60) days.  Tenant also shall maintain continuously throughout the Term a Service Contract for the washing of all windows in the Premises (both interior and exterior surfaces) with a contractor approved by Landlord, which provides for the periodic washing of all such windows at least once every ninety (90) days and Service Contracts for the inspection, testing and servicing of the life-safety and elevator systems in the Premises, with a contractor reasonably approved by Landlord.  Upon Tenant’s request, Tenant shall furnish Landlord with copies of all such Service Contracts.

(c) All repairs and replacements required of Tenant shall be promptly made with new materials and equipment of like kind and quality, subject to the commercial availability of like kind materials.  If any maintenance, repairs, replacements or other work to be performed pursuant to this Paragraph 12 affects the Building Structure or exterior of the Premises or if any non-scheduled material repair or replacement work relates to the Systems and Equipment, or if the estimated cost of any item of repair or replacement to the Building Structure or Systems and Equipment exceeds Fifty Thousand Dollars ($50,000.00), then Tenant shall first obtain Landlord’s written approval of the scope of work, plans therefor, materials to be used, and the contractor that will perform the work, such approval not to be unreasonably withheld, conditioned or delayed and to be governed by the provisions of Paragraph 11(a) above.  Tenant agrees to provide carpet shields under all rolling chairs.  Tenant shall employ only qualified, reputable and licensed contractors and vendors to perform maintenance,  repairs and other services at the Premises.

(d) Tenant shall regularly, in accordance with commercially reasonable standards, generate and maintain preventive maintenance records relating to the Systems and Equipment, including copies of all Service Contracts (“Books and Records”).  In addition, within thirty (30) days following Landlord’s written request, Tenant shall make available for Landlord’s review (or at Tenant’s option, deliver to Landlord copies of) the Books and Records.  Within thirty (30) days following Tenant’s receipt of written request from Landlord, Tenant shall make available for Landlord’s review (or at Tenant’s option, deliver to Landlord copies of) any maintenance and repair reports, documents and back-up materials related to the maintenance, repair and other work required to be performed by Tenant, to the extent the same are regularly and customarily generated and maintained by, and in the possession of, Tenant or its management team (collectively, the “M&R Reports”).  Tenant’s obligation to deliver Books and Records and M&R Reports shall survive the Expiration Date and the prior termination of this Lease for a period not to exceed twelve (12) months.

(e) In the event any of the above maintenance responsibilities apply to any other tenant(s) of Landlord where there is common usage with other tenant(s), such maintenance responsibilities and charges shall be allocated to the Premises by square footage or other equitable basis as calculated and determined by Landlord.

13. UTILITIES.

(a) Upon commencement of the Term, Tenant shall have all utilities servicing the Premises transferred into Tenant’s name; Landlord will reasonably cooperate with Tenant’s efforts to do so.  Tenant shall pay promptly, as the same become due, all charges for water, gas, electricity, telephone, broad band, internet, and other electronic communication service, sewer service, waste pick-up and any other utilities, materials or services furnished directly to or used by Tenant on or about the Premises during the Term, including, without limitation, any temporary or permanent utility surcharge or other exactions whether or not hereinafter imposed.  In the event the above charges apply to any other tenant(s) of Landlord where there is common usage with other tenant(s), such charges shall be allocated to the Premises by square footage or other equitable basis as calculated and determined by Landlord.

(b) In the event any governmental authority having jurisdiction over the Land or the Building promulgates or revises any Law or building, fire or other code or imposes mandatory controls or guidelines on Landlord or the Land or the Building relating to the use or conservation of energy or utilities or the reduction of automobile or other emissions (collectively, “Controls”) or in the event Landlord is required to make alterations to the Land or the Building in order to comply with such mandatory Controls, Landlord may, in its sole discretion, comply with such Controls or make such alterations to the Land or the Building related thereto but will us commercially reasonable efforts to carry out any such work in a manner calculated to minimize disturbance to Tenant’s business operations therein as described in Paragraph 25 below.  Such compliance and the making of such alterations shall not constitute an eviction of Tenant, constructive or otherwise, or impose upon Landlord any liability whatsoever, including, but not limited to, liability for consequential damages or loss of business by Tenant.  Costs incurred by Landlord in connection with implementation of mandatory Controls shall be included in Operating Expenses, and will be amortized as if such costs are Permitted Capital Items.

(c) Landlord shall not be liable for and Tenant shall not be entitled to any abatement or reduction of Rent by reason of any interruption or failure of utility services to the Premises, including without limitation any interruption or failure that is caused by accident, breakage, repair, strikes, lockouts, or other labor disturbances or labor disputes of any nature, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord.

14. TAXES.

(a) Real Property Taxes.  As Additional Rent and in accordance with Paragraph 5(e) of this Lease, Tenant shall pay to Landlord, monthly in advance pursuant to an Estimate or as they become due pursuant to statements submitted by Landlord, Tenant’s Proportionate Share (which shall be allocated to the Premises by square footage or other equitable basis, as calculated by Landlord) of all Real Property Taxes relating to the Complex accruing during the Term of this Lease.  The term “Real Property Taxes” shall also include supplemental taxes related to the period of the Term whenever levied, including such taxes that may be levied after the Term has expired.  The term “Real Property Taxes”, as used herein, shall mean (i) all taxes, assessments, levies and other charges of any kind or nature whatsoever, general and special, foreseen and unforeseen (including all installments of principal and interest required to pay any general or special assessments for public improvements and any increases in taxes resulting from reassessments caused by any change in ownership of the Premises) now or hereafter imposed by any governmental or quasi-governmental authority or special district having the direct or indirect power to tax or levy assessments, which are levied or assessed against, or with respect to the value, occupancy or use of, all or any portion of the Complex (as now constructed or as may at any time hereafter be constructed, altered, or otherwise changed) or Landlord’s interest therein; any improvements located within the Complex (regardless of ownership); the fixtures, equipment and other property of Landlord, real or personal, that are an integral part of and located in the Complex; or Parking Areas, public utilities, or energy within the Complex; (ii) all charges, levies or fees imposed by reason of environmental regulation or other governmental control of the Complex; (iii) assessments, taxes, fees, levies and charges may be imposed by governmental agencies for services such as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services; (iv) governmental or private assessments or the Complex’s contribution towards a governmental or private cost-sharing agreement for the purpose of augmenting or improving the quality of services and amenities normally provided by governmental agencies; (v) any assessment, tax, fee, levy, or charge allocable to or measured by the area of the Premises or the Rent payable hereunder, including, without limitation, any business or gross income tax or excise tax with respect to the receipt of such rent, or upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof; (vi) any assessment, tax, fee, levy or charge, upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the

Premises; (vii) any increases in taxes arising under Proposition 13 adopted by the voters of the State of California in the June 1978 election; and (viii) all costs and fees (including reasonable attorneys’ fees) incurred by Landlord in reasonably contesting any Real Property Tax and in negotiating with public authorities as to any Real Property Tax.  Any costs and expenses (including, without limitation, reasonable attorneys' and consultants' fees) incurred in attempting to protest, reduce or minimize Real Property Taxes shall be included in Real Property Taxes in the fiscal year such expenses are incurred.  Tax refunds shall be credited against Real Property Taxes and refunded to Tenant regardless of when received, based on the fiscal year to which the refund is applicable, provided that in no event shall the amount to be refunded to Tenant for any such fiscal year exceed the total amount paid by Tenant for such fiscal year.  If Real Property Taxes for any period during the Term or any extension thereof are increased after payment thereof for any reason, including, without limitation, error or reassessment by applicable governmental or municipal authorities, Tenant shall pay Landlord upon demand Tenant's proportionate of any such increased Real Property Taxes.  If any Real Property Tax can be paid by Landlord in installments, then, for the purpose of calculating Tenant's obligation to pay Real Property Taxes, any such Real Property Tax shall be deemed to be paid by Landlord in the maximum allocable number of installments, regardless of the manner in which Landlord actually pays such Real Property Taxes.

(b) Alternative Real Property Taxes.  If at any time during the Term of this Lease the taxation or assessment of the Complex prevailing as of the Commencement Date of this Lease shall be altered so that in lieu of or in addition to any Real Property Tax described above there shall be levied, assessed or imposed (whether by reason of a change in the method of taxation or assessment, creation of a new tax or charge, or any other cause) an alternate or additional tax or charge (i) on the value, use or occupancy of the Complex or Landlord’s interest therein or (ii) on or measured by the gross receipts, income or rentals from the Complex, on Landlord’s business of leasing the Complex, or computed in any manner with respect to the operation of the Complex, then any such tax or charge, however designated, shall be included within the meaning of the term “Real Property Taxes” for purposes of this Lease.  If any Real Property Tax is based upon property or rents unrelated to the Complex, then only that part of such Real Property Tax that is fairly allocable to the Complex shall be included within the meaning of the term “Real Property Taxes.”

(c) Exclusions from Real Property Taxes.  Notwithstanding the foregoing, the term “Real Property Taxes” shall not include (i) estate, inheritance, gift or franchise taxes of Landlord or the federal or state net income tax imposed on Landlord’s income from all sources, (ii) penalties incurred as a result of Landlord's negligence, inability or unwillingness to make payments of, and/or to file any tax or informational returns with respect to, any Real Property Taxes, when due, or (iii) any taxes directly payable by Tenant or any other tenant in the Complex under the applicable provisions in their respective leases.

(d) Pursuit of Claim for Reduction of Real Property Taxes.  After written request (the "Tax Notice") by Tenant, at Landlord's option, either (i) Landlord shall diligently pursue claims for reductions in Real Property Taxes, in which event Landlord shall provide Tenant with detailed information as to how Landlord will pursue such claims, or (ii) Tenant may pursue such claims with Landlord's concurrence, in the name of Landlord, or (iii) Tenant may pursue such claims in the name of Landlord without Landlord's concurrence.  In the event that Landlord does not elect either item (i) or (ii), above, within thirty (30) days of receipt of the Tax Notice, Tenant shall thereafter have the right to pursue such claims under item (iii), above.  If Landlord either agrees to pursue such claims or concurs in the decision to pursue such claims but elects to have them pursued by Tenant, the cost of such proceedings shall be paid by Landlord and included in Real Property Taxes in the year such expenses are paid.  If Tenant pursues such claims without obtaining Landlord's concurrence and such contest is successful, then the cost of such proceedings, but in no event more than the cumulative tax savings to Landlord achieved, shall be deducted from Operating Expenses payable by Tenant in the fiscal year such expenses are paid.

Tenant may deliver a Tax Notice prior to the issuance of the actual tax bill by the taxing authority or receipt by Tenant of a billing from Landlord.
(e) Taxes on Tenant’s Property.

(i) Tenant shall be liable for and shall pay ten (10) days before delinquency, taxes levied against any personal property or trade fixtures placed by Tenant in or about the Premises.  If any such taxes on Tenant’s personal property or trade fixtures are levied against Landlord or Landlord’s property or if the assessed value of the Premises is increased by the inclusion therein of a value placed upon such personal property or trade fixtures of Tenant and if Landlord, after written notice to Tenant, pays the taxes based on such increased assessment, which Landlord shall have the right to do regardless of the validity thereof, but only under proper protest if requested by Tenant, Tenant shall within thirty (30) days following demand, as the case may be, repay to Landlord the taxes so levied against Landlord, or the proportion of such taxes resulting from such increase in the assessment; provided that in any such event Tenant shall have the right, in the name of Landlord and with Landlord’s full cooperation, to bring suit in any court of competent jurisdiction to recover the amount of such taxes so paid under protest, and any amount so recovered shall belong to Tenant.

(ii) If any improvements in the Premises, whether installed, and/or paid for by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation materially higher than the valuation at which standard office improvements in other space in the Complex are assessed, then the real property taxes and assessments levied against the Landlord or the Complex by reason of such excess assessed valuation shall be deemed to be taxes levied against personal property of the Tenant and shall be governed by the provisions of Paragraph 14(d)(i) above.  If the records of the County Assessor are available and sufficiently detailed to serve as a basis for determining whether such Tenant improvements are assessed at a higher valuation than standard office space improvements in other space in the Complex, such records shall be binding on both the Landlord and the Tenant.  If the records of the County Assessor are not available or sufficiently detailed to serve as a basis for making such determination, the actual cost of construction shall be used.

15. CABLING AND LINES. Tenant may install, maintain, replace, remove or use any communications or computer wires and cables (collectively, the "Lines") at the Complex in or serving the Premises, provided that (i) Tenant shall obtain Landlord’s prior written consent, use Landlord’s designated contractor for provision of cabling and riser management services (or, if Landlord does not have a designated contractor, then an experienced and qualified contractor reasonably approved in writing by Landlord), and comply with all of the other provisions of Paragraph 11 of this Lease, (ii) an acceptable number of spare Lines and space for additional Lines shall be maintained for existing and future occupants of the Complex, as determined in Landlord’s reasonable opinion, (iii) the Lines therefor (including riser cables) shall be (x) appropriately insulated to prevent excessive electromagnetic fields or radiation, (y) surrounded by a protective conduit reasonably acceptable to Landlord, and (z) identified in accordance with the "Identification Requirements," as that term is defined below, (iv) any new or existing Lines servicing the Premises shall comply with all applicable Laws, (v) as a condition to permitting the installation of new Lines, Tenant shall remove the existing Lines located in or serving the Premises which are being replaced by the new Lines and repair any damage in connection with such removal, and (vi) Tenant shall pay all costs in connection therewith.  All Lines shall be clearly marked with adhesive plastic labels (or plastic tags attached to such Lines with wire) to show Tenant’s name, suite number, telephone number and the name of the person to contact in the case of an emergency (A) every four feet (4’) outside the Premises (specifically including, but not limited to, the electrical room risers and other Common Areas), and (B) at the Lines’ termination point(s) (collectively, the "Identification Requirements").  Upon the expiration of the Term, or immediately following any earlier termination of this Lease, Tenant shall, at Tenant’s sole cost and expense, remove all Lines installed by Tenant, and repair any damage caused by such removal.  In the event that Tenant fails to complete such removal and/or fails to repair any damage caused by the removal of any Lines, Landlord may do so and may charge the cost thereof to Tenant.  Landlord reserves the right to require that Tenant remove any Lines located in or serving the Premises which are installed in violation of these provisions, or which are at any time (1) are in violation of any Applicable Laws, (2) are inconsistent with then-existing industry standards (such as the standards promulgated by the National Fire Protection Association (e.g., such organization’s "2002 National Electrical Code")), or (3) otherwise represent a dangerous or potentially dangerous condition.

16. ABATEMENT.

(a) Generally.  The obligations of Tenant under this Lease shall be separate and independent covenants.  All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant’s sole cost and expense and without any abatement of Rent, except as expressly set forth herein.  If Tenant shall fail to pay any sum of money, other than Base Rent, required to be paid by Tenant hereunder or shall fail to perform any other act on Tenant’s part to be performed hereunder, including Tenant’s obligations under Paragraph 12 hereof, and such failure shall continue for fifteen (15) days after notice thereof by Landlord, in addition to the other rights and remedies of Landlord, Landlord may make any such payment and perform any such act on Tenant’s part.  In the case of an emergency, no prior notification by Landlord shall be required.  Landlord may take such actions without any obligation and without releasing Tenant from any of Tenant’s obligations.  All sums so paid by Landlord and all incidental costs incurred by Landlord and interest thereon at the Interest Rate, from the date of payment by Landlord, shall be paid to Landlord on demand as Additional Rent.  Tenant hereby waives, to the maximum extent permitted by applicable Laws, any rights that it may now or in the future have to quit or surrender the Premises, to terminate this Lease, or to any abatement, except as expressly set forth herein, diminution, offset, reduction or suspension of Rent on account of any event or circumstance, including, without limitation, any rights it might otherwise have under the provisions of California Civil Code Sections 1932 and 1933, or any amended, similar or successor laws.

(b) Abatement Events.  Notwithstanding the provisions of Paragraph 16(a) above, in the event that Tenant is prevented from using, and does not use, the Premises or any portion thereof, as a result of (i) any repair, maintenance or alteration performed by Landlord, or which Landlord failed to perform, which substantially interferes with Tenant’s use of or ingress to or egress from the Complex, Building or Premises, (ii) any interruption of services to all or any portion of the Premises if such failure is attributable to the sole active negligence or willful misconduct of Landlord (or Landlord’s agents, employees or contractors) or to Landlord’s failure to perform its maintenance obligations set forth herein, or (iii) the presence of Hazardous Materials that reasonably could be expected to pose a risk to health or human safety and that are caused by the acts of Landlord or Landlord’s agents, employees or contractors, then Tenant shall have the right to give Landlord notice (the “Initial Notice”), specifying such failure to perform by Landlord (the “Abatement Event”).  The Initial Notice shall identify this Lease and state in bold conspicuous font the following:  “IMMEDIATE ATTENTION REQUIRED.    THIS IS AN INITIAL NOTICE UNDER SECTION 16(b) OF THE LEASE.  YOUR FAILURE TO CURE THE ABATEMENT EVENT DESCRIBED IN THIS NOTICE WITHIN 5 BUSINESS DAYS PURSUANT TO SECTION 9(b) OF THE LEASE MAY RESULT IN TENANT RECEIVING RENTAL ABATEMENT.” If Landlord has not cured such Abatement Event within five (5) business days after the receipt of the Initial Notice, Tenant may deliver an additional notice to Landlord (the "Additional Notice"), specifying such Abatement Event and Tenant’s intention to abate the payment of Rent under this Lease.  The Additional Notice shall identify this Lease and state in bold conspicuous font the following:  “IMMEDIATE ATTENTION REQUIRED.    THIS IS AN ADDITIONAL NOTICE UNDER SECTION 16(b) OF THE LEASE.  YOUR FAILURE TO CURE THE ABATEMENT

EVENT DESCRIBED IN THIS NOTICE WITHIN 5 BUSINESS DAYS PURSUANT TO SECTION 9(b) OF THE LEASE MAY RESULT IN TENANT RECEIVING RENTAL ABATEMENT.”  If Landlord does not cure such Abatement Event within three (3) business days of receipt of the Additional Notice, Tenant may, upon written notice to Landlord, immediately abate Rent payable under this Lease for that portion of the Premises rendered untenantable and not used by Tenant, for the period beginning on the date five (5) business days after the Initial Notice to the earlier of the date Landlord cures such Abatement Event or the date Tenant recommences the use of such portion of the Premises.  Such right to abate Rent shall be Tenant’s sole and exclusive remedy at law or in equity for an Abatement Event.  Except as provided in this Paragraph 16(b), nothing contained herein shall be interpreted to mean that Tenant is excused from paying Rent due hereunder

17. TENANT’S INSURANCE.

(a) Tenant's Compliance with Landlord's Fire and Casualty Insurance.  At Tenant's expense, Tenant shall comply as to the Premises with all insurance company requirements pertaining to the use of the Premises promulgated by Landlord’s insurer of which Tenant has received written notice.  If Tenant's conduct or use of the Premises causes any increase in the premium for such insurance policies, then Tenant shall reimburse Landlord for any such increase.  Tenant, at Tenant's expense, shall comply with all rules, orders, regulations or requirements of the American Insurance Association (formerly the National Board of Fire Underwriters) and with any similar body.

(b) Tenant's Insurance.  From and after the Delivery Date, and as a condition to Landlord’s obligation to deliver possession of the Premises to Tenant, Tenant shall maintain the following coverages in the following amounts.

(i) Liability Insurance.  Commercial General Liability (“CGL”) Insurance written on a form that is at least as broad as form ISO CG 00 01 10 01, covering the insured with a duty to defend against claims of bodily injury, personal injury and property damage arising out of Tenant's operations, assumed liabilities, or use of the Premises, including contractual liability coverage for the performance by Tenant of the indemnity agreements set forth in Paragraph 20 of this Lease, and coverage for damage to the Premises (including all improvements in the Tenant’s care, custody, or control).  Tenant shall provide an endorsement or policy excerpt showing that Tenant’s coverage is primary and any insurance carried by Landlord shall be excess and non-contributing.  The coverage shall also be extended to include damage caused by heat, smoke or fumes from a hostile fire.  The policy shall not contain any intra-insured exclusions as between insured persons or organizations.  The policy shall include a per location aggregate, coverage for products and completed operations, independent contractors, and contractual liability for all legal contracts, including liabilities under this Lease as an insured contract for the performance of all of Tenant’s indemnity obligations under this Lease, and a waiver of subrogation (such as GC 24 04 endorsement or equivalent).  The limits of said insurance shall not, however, limit the liability of Tenant nor relieve Tenant of any obligation hereunder.  Such insurance shall be for limits of liability not less than the following amounts:

Bodily Injury and Property Damage Liability	$15,000,000 each occurrence $15,000,000 annual aggregate
Personal Injury Liability	$15,000,000 each occurrence $15,000,000 annual aggregate

Tenant may achieve such coverage through a combination of primary and umbrella coverages.

(ii) Property Insurance.  Commercial property insurance covering physical damage to: (i) all improvements and betterments installed, made or paid for by Tenant, and all fixtures, equipment, personal property, and all other items of Tenant's property on the Premises installed by, for, or at the expense of Tenant, and (ii) all Tenant Improvements and other Alterations installed by Tenant.  Such insurance shall be written on a Special Form basis, for the full replacement cost value (subject to reasonable deductible amounts), without deduction for depreciation of the covered items and in amounts that meet any co-insurance clauses of the policies of insurance and shall include coverage for (a) all perils included in the CP 10 30 04 02 Coverage Special Form, (b) water damage from any cause whatsoever, including, but not limited to, sprinkler leakage (including as the result of earthquake), bursting, leaking or stoppage of any pipes, explosion, and backup or overflow from sewers or drains, (c) earthquake, (d) terrorism (to the extent such terrorism insurance is available as a result of the Terrorism Risk Insurance Act of 2002 (Pub. L. 107-297, 116 Stat. 2322), the Terrorism Risk Insurance Program Reauthorization Act of 2005 (Pub. L. 109‑144), and the Terrorism Risk Insurance Program Reauthorization Act of 2007 (Pub. L. 110‑160, 121 Stat. 183), and the Terrorism Risk Insurance Program Reauthorization Act of 20015 (“TRIPRA”) any successor statute or regulation, or is otherwise available), (e) boiler and machinery.  In no event shall Landlord be liable for any damage to or loss of Tenant’s personal property sustained by Tenant, whether or not it is insured, even if such loss is caused by the negligence of Landlord, its employees, officers, directors, or agents.  Such insurance policies shall include a waiver of subrogration as required by Paragraph 19.

(iii) Workers’ Compensation Insurance. Workers' compensation insurance as required by law, with employers’ liability coverage of at least $1,000,000.

(iv) Loss of Income.  Loss of income, business interruption, and extra expense insurance in such amounts as will reimburse Tenant for direct and indirect loss of earnings attributable to Tenant’s operations in the Premises due to all perils covered in the all-risk commercial property insurance and terrorism insurance described above for a period of at least twelve (12) months.

(v) Automobile.  Commercial automobile liability insurance written on a form at least as broad as form ISO CA 00 01 10 01 and having a combined single limit of not less than $2,000,000 per occurrence and insuring Tenant against liability for claims arising out of ownership, maintenance or use of any owned, hired, or non-owned automobiles, and including vicarious liability coverage.

(vi) Builder’s Risk and Other Construction Liability.  Tenant shall carry all-risk Builder’s Risk insurance in an amount reasonably approved by Landlord covering the construction of the Tenant Improvements and any Alterations made by Tenant, and such other construction-related insurance as Landlord may reasonably require, it being understood and agreed that the Tenant Improvements and any Alterations shall be insured by Tenant pursuant to this Lease immediately upon completion thereof.  Such insurance shall include such extended coverage endorsements as may be reasonably required by Landlord including, but not limited to, the requirement that both Tenant and all of Tenant’s agents, contractors, and subcontractors (other than minor subtrades) shall carry liability insurance, including Products and Completed Operation Coverage, in amounts not less than $5,000,000 per incident, $5,000,000 in the aggregate (or such higher limits as may be reasonably recommended by Landlord’s risk manager), worker’s compensation insurance and automobile insurance as required by Paragraph 17(b)(iii) and Paragraph 17(b)(v), and be in form and with companies as are required to be carried by Tenant as set forth in this Lease, naming Landlord and such others as the Landlord may reasonably designate as an additional insured.  All professionals (including without limitation architects and engineers) providing any work for any such Tenant project shall be required to carry professional liability errors and omissions coverage of not less than $1,000,000 with a retention of not less than $25,000.  All insurance carried by Tenant’s agents, contractors and subcontractors shall comply with the requirements of Paragraph 17(b)(vii) and Paragraph 17(e).

(vii) Form of Policies.  The minimum limits of policies of insurance required of Tenant under this Lease shall in no event limit the liability of Tenant under this Lease.  Such insurance shall:  (i) except with respect to the coverage described in Paragraph 17(b)(ii) above), name Landlord, Landlord's Mortgagee (as defined in Paragraph 24(c)) of which Tenant has notice, the lessors of a ground or underlying lease with respect to the Property of which Tenant has notice, Landlord’s directors, officers, employees, members and managers, and any other party having an insurable interest in the Premises whom Landlord reasonably specifies (including, if applicable, some or all of the Indemnified Parties), as an additional insured; (ii) be issued by an insurance company having a rating of not less than “A” or better by Standard & Poor or “A-VIII” or better in Best's Insurance Guide, or which is otherwise acceptable to Landlord, and authorized to do business in the state of California; (iii) be primary insurance as to all claims thereunder and provide that any insurance carried by Landlord is excess and is non-contributing with any insurance requirement of Tenant; (iv) if commercially available, provide that such insurance shall not be canceled for non-payment of premium unless at least ten (10) days' prior written notice shall have been given to Landlord; (v) contain a cross-liability endorsement or severability of interest clause acceptable to Landlord; (vi) with respect to the insurance required in Paragraph 17(b)(i) through Paragraph 17(b)(v) above, have deductible amounts not exceeding Ten Thousand Dollars ($10,000.00); and (vii) include waivers of subrogation as provided in Paragraph 19.  Tenant shall deliver certificates evidencing the required coverage hereunder to Landlord on or before (I) the earlier to occur of:  (x) the Commencement Date, and (y) the date Tenant and/or its employees, contractors and/or agents first enter the Premises for occupancy, construction of improvements, alterations, or any other move-in activities, and (II) five (5) business days after the renewal of such policies.  If Tenant receives notice from the insurer of any cancellation or material change in coverage, Tenant shall give Landlord written notice thereof promptly after receipt, in which event Landlord may require that Tenant procure replacement insurance from another carrier.  If Tenant shall fail to procure or to maintain any insurance required by this Paragraph 17, or to deliver such policies or certificate, within such time periods, Landlord may, at its option, in addition to all of its other rights and remedies under this Lease, and without regard to any notice and cure periods set forth in this Lease, procure such policies for the account of Tenant, and the cost thereof shall be paid to Landlord as Additional Rent within thirty (30) days after delivery of bills therefor.

(c) Further Insurance Obligations.  Tenant shall carry and maintain during the entire Term, at Tenant's sole cost and expense, increased amounts of the insurance required to be carried by Tenant pursuant to this Paragraph 17, and such other reasonable types of insurance coverage and in such reasonable amounts covering the Premises and Tenant's operations therein, as may be reasonably required by Landlord’s Mortgagee or reasonably requested by Landlord, provided, however, (i) that such increased or other types of insurance are reasonably commensurate with the levels and types of coverage reasonably required by Landlord, including as the result of Tenant’s particular use of the Premises and (ii) in no event shall Tenant be required to adjust its insurance coverage pursuant to the provisions of this Paragraph 17(c) more often than once in any twenty four (24) month period unless such adjustment is the result of Tenant’s particular use of the Premises.

(d) Loss Payee, and Certificate Obligations.  All property policies required above shall include a standard mortgagee/loss payable endorsement pursuant to which Landlord, Landlord's Mortgagee(s), the lessors of a ground or underlying lease with respect to the Property, and any other party Landlord so specifies shall to be named as the mortgagee/loss payee, as appropriate, as their interests may appear.

(e) Third Party Contractors.  Tenant shall obtain and deliver to Landlord, Third Party Contractor’s certificates of insurance and applicable endorsements at least seven (7) business days prior to the commencement of work in or about the Premises by any vendor or any other third-party contractor (collectively, a "Third Party Contractor").  All such insurance shall (a) name Landlord as an additional insured under such party’s liability policies as required by Paragraphs 17(b)(vi) and 17(b)(vii) above and this Paragraph 17(e), (b) provide a waiver of subrogation in favor of Landlord under such Third Party Contractor’s commercial general liability insurance, (c) be primary and any insurance carried by Landlord or such Third Party Contractor shall be excess and non-contributing, and (d) comply with Landlord’s reasonably minimum insurance requirements.

(f) Self-Insurance of Certain Risks.  Notwithstanding the preceding provisions of this Paragraph 17 to the contrary,  so long as (i) the originally named Tenant or an Affiliate is the tenant-in-possession, and (ii) the Tenant meets the conditions set forth in this Paragraph 17(f), Tenant may elect, on written notice to Landlord, to self-insure the risks covered by the insurance required by clause (c) of Paragraph 17(b)(ii) (i.e., earthquake insurance) and clause (d) of Paragraph 17(b)(ii) (i.e., terrorism insurance) that it is otherwise obligated to maintain under the terms of this Lease, subject to the following requirements:

(i) "Self-insure" shall mean that Tenant is itself acting as though it were the insurance company providing the insurance required under the provisions hereof rather than placing insurance with a third-party insurer and shall pay any amounts due in lieu of insurance proceeds which would have been payable if the insurance policies had been carried, which amounts shall be treated as insurance proceeds for all purposes under this Lease.

(ii) All amounts which are paid or are required to be paid and all loss or damages resulting from risks for which Tenant has elected to self-insure shall be subject to the waiver of subrogation provisions of Paragraph 19 and shall not limit Tenant's indemnification obligations set forth in Paragraph 20.

(iii) Tenant's right to self-insure and to continue to self-insure is conditioned upon and Tenant maintaining appropriate loss reserves.

(iv) If an event or claim occurs for which coverage would have been available from the insurance company, Tenant shall use its own funds to pay any claim or replace any property or otherwise provide the funding which would have been available from insurance proceeds but for such election by Tenant to self-insure.

18. PROPERTY AND LANDLORD’S LIABILITY INSURANCE. Landlord shall purchase and keep in force a policy of policies of insurance covering loss or damage to the Premises and the Complex (excluding routine maintenance and repairs and incidental damage or destruction caused by accidents or vandalism for which Tenant is responsible under Paragraph 12), providing protection against those perils included within the classification of “special form” or “all risk” insurance and containing such endorsements as Landlord’s Mortgagee may require, including coverage for boiler and machinery insurance.  Landlord will also obtain, if commercially available, “ordinance or law coverage” or “enforcement” endorsements, and a policy of rental loss insurance in the amount of one hundred (100%) percent of eighteen (18) months Base Rent (or such longer period of time after such eighteen-month period as may be required by Landlord’s Mortgagee or as Landlord reasonably may require), plus sums paid as Additional Rent and any deductibles related thereto, and may elect to obtain flood (including both primary and excess flood), earthquake and/or terrorism insurance.  If the cost of any such insurance is increased solely due to Tenant’s unique use of the Premises or the Complex, Tenant agrees to pay to Landlord the full cost of such increase; similarly, if another Complex occupant’s unique use causes the cost of Landlord’s insurance to be increased solely due to such use, Operating Expenses will not include the cost of any such increase, which will instead be borne by such occupant.  Tenant shall have no interest in nor any right to the proceeds of any insurance procured by Landlord for the Complex.  Tenant shall pay to Landlord (or Landlord’s agent if so directed by Landlord) Tenant’s Proportionate Share of the costs of all premiums and all deductibles on insurance claims, subject to the provisions of Paragraph 8 above.  In addition to the above, during the Term, Landlord shall have the right to maintain a policy or policies of worker’s compensation and employer’s liability, employee dishonesty, automobile, and commercial general liability insurance insuring Landlord and the Indemnified Parties against liability for personal injury, bodily injury, death, and damage to property occurring or resulting from an occurrence in, on or about the Common Areas, with such limits as Landlord may determine to be reasonable or as are required to be maintained by Landlord’s Mortgagee.  Any liability coverage required hereunder may be satisfied through a combination of primary and blanket or umbrella policies.  All costs and expenses of procuring the insurance described in this Paragraph 18 shall constitute Operating Expenses under Paragraph 5(e).

19. WAIVER OF CERTAIN CLAIMS.  Notwithstanding anything in this Lease to the contrary, Landlord and Tenant each hereby waives any and all rights of recovery, claim, action, or cause of action against the other, its agents, employees, licensees, or invitees for any loss or damage to or at the Premises or the Complex or any personal property of such party therein or thereon by reason of fire, the elements, or any other cause which would be insured against under the terms of (i) special causes of loss form property insurance or (ii) the liability insurance referred to in Paragraph 17(b)(i) and Paragraph 18, to the extent of such insurance, regardless of cause or origin, including omission of the other party hereto, its agents, employees, licensees, or invitees.  Landlord and Tenant covenant that no insurer under any such policy shall hold any right of subrogation against either of such parties with respect thereto.  This waiver shall be ineffective against any insurer of Landlord or Tenant to the extent that such waiver is prohibited by the laws and insurance regulations of the State of California.  The parties hereto agree that any and all such insurance policies required to be carried by either shall be endorsed with a subrogation clause, substantially as follows:  "This insurance shall not be invalidated should the insured waive, in writing prior to a loss, any and all right of recovery against any party for loss occurring to the property described therein, " and shall provide that such party's insurer waives any right of recovery against the other party in connection with any such loss or damage.    Landlord and Tenant hereby represent and warrant that their respective "all risk" property insurance policies include a waiver of (i) subrogation by the insurers, and (ii) all rights based upon an assignment from its insured, against Landlord and/or any of the Landlord Parties or Tenant and/or any of the Tenant Parties (as the case may be) in connection with any property loss risk thereby insured against.  Tenant will cause all subtenants and licensees of the Premises claiming by, under, or through Tenant to execute and deliver to Landlord a waiver of claims similar to the waiver in this Paragraph 19 and to obtain such waiver of subrogation rights endorsements and Landlord will similarly extend the provisions of this Paragraph 19 to any such subtenants or licensees who so comply.  If either party hereto fails to maintain the waivers set forth in items (i) and (ii) above, the party not maintaining the requisite waivers shall indemnify, defend, protect, and hold harmless the other party for, from and against any and all claims, losses, costs, damages, expenses and liabilities (including, without limitation, court costs and reasonable attorneys’ fees) arising out of, resulting from, or relating to, such failure.

20. INDEMNIFICATION. Landlord shall not be liable to Tenant, and Tenant hereby waives all claims against Landlord, for any injury to or death of any person or damage to or destruction of property in or about the Premises or the Complex by or from any cause whatsoever, including, without limitation, gas, fire, oil, electricity or leakage of any character from the roof, walls, basement or other portion of the Premises or the Complex, a slip and fall or other accident, any criminal or terrorist activities, and/or the passive negligence of Landlord and any Indemnified Parties but excluding, however, the willful misconduct and sole active negligence of Landlord, its agents, servants, employees, invitees and/or contractors.  Except as to injury to persons or damage to property to the extent arising from the willful misconduct or the sole active negligence of Landlord, its agents, employees or contractors, and subject to the provisions of Paragraph 19 above, Tenant shall indemnify, defend, protect and hold harmless Landlord and the other Indemnified Parties against any and all expenses, including reasonable attorneys’ fees, in connection therewith, arising out of any injury to or death of any person or damage to or destruction of property occurring in, on or about the Premises, or any part thereof, from any cause whatsoever, accruing and/or occurring during the Term of this Lease.  Should Landlord be named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant's occupancy of the Premises or use of the Common Areas, Tenant shall pay to Landlord its costs and expenses incurred in such suit, including without limitation, its actual professional fees such as reasonable appraisers', accountants' and attorneys' fees.  Subject to the provisions of Paragraph 19 above, Landlord shall indemnify, defend, protect and hold harmless Tenant against any and all expenses, including reasonable attorneys’ fees, in connection therewith, arising out of any injury to or death of any person or damage to or destruction of property occurring in, on or about the Premises or Complex, or any part thereof, to the extent the same arises from the willful misconduct or the sole active negligence of Landlord, its agents, servants, employees, invitees, or contractors.

21. COMPLIANCE. At its sole cost and expense, Tenant promptly shall comply with all Laws (including without limitation the ADA, all “path of travel” requirements, the Toxic Mold Protection Act of 2001 and all fire, life safety, seismic and building code requirements,) now or hereafter in effect; with the requirements of any board of fire underwriters or other similar body now or hereafter constituted; and with any direction or occupancy certificate issued pursuant to any applicable Law by any public officer with respect to the Premises or any portion of the Complex that Tenant is required to maintain or repair pursuant to this Lease; provided, however, that no such failure shall be deemed a breach of the provisions if Tenant, immediately upon notification, commences to remedy or rectify such failure.  However, Tenant, at Tenant's expense, may contest by appropriate proceedings in good faith the legality or applicability of any Law affecting the Premises, provided that (i) the Building or any part thereof will not be subject to being condemned or vacated by reason of non-compliance or otherwise by reason of such contest, (ii) no unsafe or hazardous condition remains unremedied as a result of such contest, (iii) such non-compliance or contest is not prohibited under any then-applicable Mortgage, (iv) such non‑compliance or contest shall not prevent Landlord from obtaining any and all permits and licenses then required by applicable Laws in connection with the operation of the Complex, and (v) such non‑compliance or contest shall not invalidate, violate or give rise to an insurance carrier’s right to cancel any insurance policy carried by Landlord or Tenant.  Tenant shall not do anything or suffer anything to be done in or about the Premises or the Complex which will in any way conflict with any Law now in force or which may hereafter be enacted or promulgated, including, without limitation, any such governmental regulations related to disabled access.  During the Term, should the Premises or any part thereof, whether structural or non-structural in nature, require modifications, renovations or Alterations to become compliant with any applicable Laws (including without limitation ADA compliance), the cost of any such modifications, repairs or Alterations shall be at Tenant’s sole cost and without reimbursement by Landlord.  The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any such Law shall be conclusive of that fact as between Landlord and Tenant.  At its sole cost and expense, Tenant shall comply with any and all requirements pertaining to the Premises, of any insurance organization or company, necessary for the maintenance of reasonable fire and public liability insurance covering requirements pertaining to the Premises.

22. LIENS.  Tenant has no authority or power to cause or permit any lien or encumbrance of any kind whatsoever, whether created by act of Tenant, operation of law or otherwise, to attach to or be placed upon the Premises or the Complex, and any and all liens and encumbrances created by Tenant shall attach to Tenant’s interest only.  Landlord shall have the right at all times to post and keep posted on the Premises any notice which it deems necessary for protection from such liens.  Tenant shall keep the

Premises free from any liens arising out of any work performed, materials furnished or obligation incurred by Tenant.  Within ten (10) business days following notice to Tenant of the imposition of any such lien, Tenant at its sole cost shall cause the same to be released of record, either by bonding (pursuant to a bond acceptable to First American Title Company or such other title company as may have insured title or agreed to insure the Complex from mechanics’ lien claims), payment or otherwise by having such lien released of record).  If Tenant shall not, within ten (10) business days after notice to Tenant of the imposition of such lien, cause the same to be released of record, Landlord shall have, in addition to all other remedies provided herein and by law, the right, without any duty to investigate the validity thereof, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien.  All sums paid by Landlord for such purpose, and all expenses incurred by it in connection therewith, shall be payable to Landlord by Tenant on demand with interest from the date expanded by Landlord at the Interest Rate.  To the extent, if at all, that Landlord has agreed to reimburse Tenant for any sums of money pursuant to this Lease, Landlord’s obligation to reimburse Tenant shall be conditioned upon the full payment of all amounts owing to any mechanics’ lien claimants (including any and all general contractors, subcontractors, and material providers), receipt of unconditional final lien releases from such claimants, and the lapse of all applicable lien periods of such claimants.  Without limiting the foregoing, if required by the title insurance company insuring title to the Land in connection with a prospective sale or financing of the Land, Tenant shall execute and deliver to the title insurance company a mechanics’ lien indemnity agreement in form and substance reasonably acceptable to Tenant and the Title Company with respect to any mechanics’ or suppliers’ liens created as the result of work or materials furnished to the Premises contracted by or through Tenant.

23. SUBLEASING, ASSIGNMENT AND OTHER TRANSFERS.

(a) Landlord’s Consent Required.  Tenant shall not assign this Lease or any interest therein, or sublet or license or permit the use or occupancy of the Premises or any part thereof by or for the benefit of anyone other than Tenant, or in any other manner transfer all or any part of Tenant’s interest under this Lease (each and all a “Transfer”), without the prior written consent of Landlord, which consent (subject to the other provisions of this Paragraph 23) shall not be unreasonably withheld, conditioned or delayed.  The term Transfer, as used herein, includes the following:  (i) the transfer, voluntary or involuntary, either by a single transaction or in a series of transactions, of a controlling interest in Tenant (or, if Tenant is a trust, in the trustee of such trust) which will not include the normal transfer of shares of Tenant on a nationally recognized securities exchange, (ii) any dissolution, merger, consolidation or other reorganization of Tenant, and (iii) the sale, by a single transaction or series of transactions, within any one (1) year period of assets equaling or exceeding fifty percent (50%) (or, if Tenant is a trust, exceeding fifty percent (50%)) of the total value of Tenant’s assets.  As used herein, the term “controlling interest” means (a) in the case of a partnership, limited liability company or other business entity, the ownership of partnership interests, membership interests or other indicia of ownership constituting more than fifty percent (50%) of the ownership interests in Tenant (provided that in the case of a limited partnership or manager controlled limited liability company, it also means the ownership of more than fifty percent (50%) of the ownership interests in the general partner or manager of Tenant), and (b) in the case of a corporation, the ownership and/or the right to vote stock constituting more than fifty percent (50%) of the voting stock of Tenant.  Notwithstanding any provision in this Lease to the contrary, Tenant shall not mortgage, pledge, hypothecate or otherwise encumber this Lease or all or any part of Tenant’s interest under this Lease.

(b) Reasonable Consent.  Prior to any proposed Transfer, Tenant shall submit in writing to Landlord, not less than thirty (30) days prior to the proposed effective date of the Transfer, (i) the name and legal composition of the proposed assignee, subtenant, user or other transferee (each a “Proposed Transferee”); (ii) the nature of the business proposed to be carried on in the Premises; (iii) a current balance sheet, income statements for the last two years and such other reasonable financial and other information concerning the Proposed Transferee as Landlord may within ten (10) business days after Tenant’s delivery of such balance sheet and income statements request; and (iv) a copy of the proposed assignment, sublease or other agreement(s) governing the proposed Transfer (“Transfer Documents”).  Within twenty (20) days after Landlord receives all such information satisfying the requirements above, it shall notify Tenant whether it approves or disapproves such Transfer or if it elects to proceed under Paragraph 23(g), provided that if the Mortgagee’s consent is required for the proposed Transfer and the Mortgagee has not responded to Landlord’s request for such consent within such time period, such time period shall be extended for three (3) business days after the Mortgagee’s response.  If Landlord fails to timely deliver to Tenant notice of Landlord’s consent, or the withholding of consent, to a proposed Transfer, Tenant may send a second (2nd) notice to Landlord, which notice must contain the following inscription, in bold faced lettering: “SECOND NOTICE DELIVERED PURSUANT TO PARAGRAPH 23 OF LEASE - - FAILURE TO TIMELY RESPOND WITHIN FIVE (5) BUSINESS DAYS SHALL RESULT IN DEEMED APPROVAL OF AN ASSIGNMENT, SUBLEASE OR OTHER TRANSFER BY TENANT.”  If Landlord fails to deliver notice of Landlord’s consent to, or the withholding of Landlord’s consent, to the proposed assignment, sublease or other Transfer within such five (5) business day period, then unless the Mortgagee’s consent to the Transfer was required and not granted or deemed granted under the terms of the applicable loan documents, Landlord shall be deemed to have approved the Transfer in question.  Notwithstanding the foregoing, if the time period for Landlord’s response would fall during the Blackout Period, then for each such day falling during the Blackout Period, the time period for Landlord to respond to any request for consent to a Transfer shall be extended on a day-for-day basis.  If Landlord at any time timely delivers notice to Tenant or Landlord’s withholding of consent to a proposed assignment or sublease, Landlord shall specify in reasonable detail in such notice, the basis for such withholding of consent.  Tenant acknowledges and agrees that, among other circumstances for which Landlord could reasonably withhold consent to a proposed Transfer, it shall be reasonable for Landlord to withhold consent where (i) the Proposed Transferee does not intend itself to occupy the entire portion of the Premises assigned or sublet, (ii) Landlord reasonably disapproves of the Proposed Transferee’s business operating ability or history, reputation or creditworthiness or the character of the business to be conducted by the Proposed Transferee at the Premises, (iii) at the time Tenant requests Landlord’s consent Tenant is in Default or an uncured notice of Default has been issued to Tenant, (iv) the Mortgagee’s consent to the Transfer is required and the Mortgagee will not consent to the Transfer, or (v) the Transfer would result in a violation of the terms and conditions of this Lease or any loan document securing or evidencing a loan secured by the Complex.  In no event may Tenant place any signs in or about the Premises or Building to market the Premises for assignment or sublease.  Notwithstanding anything to the contrary in this Lease, if Tenant or any proposed Transferee claims that Landlord has unreasonably withheld or delayed its consent under this Paragraph 23 or otherwise has breached or acted unreasonably under this Paragraph 23, their sole remedies shall be a declaratory judgment and an injunction for the relief sought without any monetary damages, and Tenant hereby waives the provisions of Section 1995.310 of the California Civil Code, or any successor statute, and all other remedies, including, without limitation, any right at law or equity to terminate this Lease, on its own behalf and, to the extent permitted under all applicable laws, on behalf of the proposed Transferee.  Tenant shall indemnify, defend and hold harmless Landlord from any and all liability, losses, claims, damages, costs, expenses, causes of action and proceedings involving any third party or parties (including without limitation Tenant’s proposed subtenant or assignee) who claim they were damaged by Landlord’s wrongful withholding or conditioning of Landlord’s consent.

(c) Excess Consideration.  If Landlord consents to the Transfer, Tenant shall pay to Landlord as Additional Rent, as and when received by Tenant, fifty percent (50%) of any Bonus Rent (as hereinafter defined) paid by or on behalf of any transferee (the “Transferee”) for or in connection with the Transfer.  The term “Bonus Rent,” as used herein, means any and all rent and other consideration, whether denominated rent or otherwise, payable by or on behalf of the Transferee under the terms of the Transfer or any collateral agreement in excess of the Base Rent and Additional Rent payable hereunder, less the reasonable cost of any improvements installed by the Tenant, at its expense, in the Premises pursuant to the Transfer for the specific subtenant or assignee (and approved by Landlord) and reasonable leasing commissions and reasonable attorneys’ fees actually paid by the Tenant in connection with the Transfer, without deduction for carrying costs due to vacancy or otherwise.  At Landlord’s option, upon written notice to the Transferee, Landlord may require the Transferee to pay Landlord’s portion of such Bonus Rent directly to Landlord; provided, however, that Landlord’s acceptance or collection of the Bonus Rent will not be deemed to be a consent to any Transfer or a cure of any Default under this Paragraph 23 or any other provisions of this Lease.  In the case of a sublease, the Bonus Rent shall be determined by comparing the rent and/or other consideration payable under the sublease to the portion of the Base Rent and Additional Rent allocable to the subleased portion of the Premises (and the portion of the Base Rent and Additional Rent allocable to the subleased portion of the Premises shall be determined by multiplying the Base Rent and Additional Rent by a fraction, the numerator of which is the rentable area of the subleased portion of the Premises and the denominator of which is the rentable area of the Premises).

(d) No Release of Tenant.  No Transfer shall relieve Tenant of any obligation to be performed by Tenant under this Lease, whether accruing before or after such Transfer.  The consent by Landlord to any Transfer shall not relieve Tenant or any Transferee from the obligation to obtain Landlord’s express prior written consent to any subsequent Transfer by Tenant or any Transferee.  The acceptance of rent by Landlord from any other person (whether or not such person is an occupant of the Premises) shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be Landlord’s consent to any Transfer.

(e) Expenses and Attorneys’ Fees.  Tenant shall pay to Landlord on demand all costs and expenses (including reasonable attorneys’ fees) incurred by Landlord in connection with reviewing and responding to any proposed Transfer (including any request for consent to, or any waiver of Landlord’s rights in connection with, any security interest in any of Tenant’s property at the Premises).  Such expenses also shall include reasonable costs incurred by Landlord in considering any improvements or Alterations proposed to be made in connection with the Transfer.

(f) Effectiveness of Transfer.  Prior to the date on which any Transfer becomes effective, Tenant shall deliver to Landlord a counterpart of the fully executed Transfer document and the final form of Consent to Assignment or Consent to Sublease executed by Tenant and the Transferee in which each of Tenant and the Transferee confirms its obligations pursuant to this Lease.  Failure or refusal of a Transferee to execute any such instrument shall not release or discharge the Transferee from any liability.  The voluntary, involuntary or other surrender of this Lease by Tenant, or a mutual cancellation by Landlord and Tenant, shall not work a merger, and any such surrender or cancellation shall, at the option of Landlord, either terminate all or any existing subleases or operate as an assignment to Landlord of any or all of such subleases.

(g) Landlord’s Right to Recapture Space.  Notwithstanding any of the provisions of this Paragraph 23 to the contrary, if Tenant notifies Landlord that it desires to enter into a Transfer of (x) all of the Premises (including without limitation an assignment of the Lease or a sublease of all of the Premises), (y) of any portion of the Premises consisting of more than twenty five percent (25%) of the Premises for a term which is all, or essentially all, of the then-remaining Term, or (z) more than one entire floor of the Premises for a term expiring on after the date that is twelve (12) months prior to the Expiration Date, except, in each case, with respect to a Permitted Transfer, Landlord shall have the right to recapture the entire portion of the Premises proposed to be Transferred, by giving Tenant written notice that Landlord elects to terminate this Lease, effective on the date specified in Landlord’s notice, as to such portion of the Premises.  Landlord may lease the portion of the Premises so recaptured (the "Recaptured Space") to any party, including Tenant’s Proposed Transferee, on such terms as Landlord, in its discretion, determines.  In the event of a partial termination of this Lease, Base Rent and Tenant’s Proportionate Share of Operating Expenses and other Additional Rent shall be reduced proportionately to the reduction in the area of the Premises.

(h) Assignment of Sublease Rents.  Tenant hereby absolutely and irrevocably assigns to Landlord any and all rights to receive rent and other consideration from any sublease and agrees that Landlord, as assignee or as attorney-in-fact for Tenant for purposes hereof, or a receiver for Tenant appointed on Landlord’s application may (but shall not be obligated to) collect such rents and other consideration and apply the same toward Tenant’s obligations to Landlord under this Lease; provided, however, that Landlord grants to Tenant at all times prior to occurrence of any Default by Tenant a license to collect such rents (which license shall automatically and without notice be and be deemed to have been revoked and terminated immediately upon any Default).

(i) Additional Requirements.  Any Transfer shall be null and void unless it complies with this Lease and:  (i) in the case of an assignment, provides that the assignee assumes all of Tenant’s obligations under this Lease and agrees to be bound by all of the terms of this Lease; and (ii) in the case of a sublease, provides that (a) it is subject and subordinate to this Lease, (b) if there is any conflict or inconsistency between the sublease and this Lease, as between the subtenant and Landlord or Tenant and Landlord, this Lease will prevail, (c) [OMITTED], (d) the sublease may not be modified (but may be terminated) without Landlord’s prior written consent and that any modification without such consent shall be null and void, (e) if this Lease is terminated or Landlord reenters or repossesses the Premises, Landlord may, at its option, take over all of Tenant’s right, title and interest as sublessor and, at Landlord’s option, the subtenant shall attorn to Landlord, but Landlord shall not be (x) liable for any previous act or omission of Tenant under the sublease, (y) subject to any existing defense or offset against Tenant, or (z) bound by any previous modification of the sublease made without Landlord’s prior written consent or by any prepayment of more than one (1) month’s rent.  Any and all sublease agreement(s) between Tenant and any and all subtenant(s) (which agreements must be consented to by Landlord pursuant to the requirements of this Lease) shall contain the following provision:  “If Landlord and Tenant jointly and voluntarily elect, for any reason whatsoever, to terminate the Master Lease prior to the scheduled Master Lease termination date, then this Sublease (if then still in effect) shall terminate concurrently with the termination of the Master Lease.  Subtenant expressly acknowledges and agrees that (1) the voluntary termination of the Master Lease by Landlord and Tenant and the resulting termination of this Sublease shall not give Subtenant any right or power to make any legal or equitable claim against Landlord, including without limitation any claim for interference with contract or interference with prospective economic advantage, and (2) Subtenant hereby waives any and all rights it may have under law or at equity against Landlord to challenge such an early termination of the Sublease, and unconditionally releases and relieves Landlord, and its officers, directors, employees and agents, from any and all claims, demands, and/or causes of action whatsoever.”

(j) Administration and Enforcement.  If a Transfer occurs, then subject to Landlord’s rights set forth elsewhere in this Paragraph 23, Tenant shall (a) cause the assignee, subtenant, user or other transferee (the “Transferee”) promptly and faithfully to make all payments and perform all other acts required to be made or performed by the Transferee under the Transfer Documents and to conform to and comply with the terms and conditions of the Transfer Documents required to be performed by the Transferee, (b) not consent to any further assignment, sublease or transfer of the Transferee’s rights and/or obligations under the Transfer Documents without the prior written consent of Landlord; (d) not grant, permit or suffer to exist any lien, security interest or other encumbrance on the interest of Tenant or the Transferee in the Transfer Documents, or agree to do so, except in favor of Landlord; (c) not amend or modify the Transfer Documents without Landlord’s prior written consent; (d) deliver to Landlord copies of all notices given by the Transferee or Tenant under the Transfer Documents;

and (e) promptly notify Landlord in writing of the occurrence of any default (i.e., beyond notice and the passage of any grace period) Tenant or the Transferee under the Transfer Documents.

(k) Permitted Transfers.  Notwithstanding anything to the contrary contained in this Paragraph 23, if Tenant is not in Default, Tenant may assign this Lease or sublet any portion of the Premises (hereinafter collectively referred to as a “Permitted Transfer”) to (a) an “Affiliate” of Tenant (defined as an entity which is Controlled by, Controls, or is under common Control with, Tenant), (b) any successor entity to Tenant by way of merger, consolidation or other non-bankruptcy corporate reorganization, or (c) an entity which acquires all or substantially all of Tenant’s assets (collectively, “Permitted Transferees”, and, individually, a “Permitted Transferee”); provided that (i) at least ten (10) days before the Transfer, Tenant notifies Landlord of such Transfer, and supplies Landlord with any documents or information reasonably requested by Landlord regarding such Transfer or Permitted Transferee, including, but not limited to, copies of the sublease or instrument of assignment and copies of documents establishing to the reasonable satisfaction of Landlord that the transaction in question is one permitted under this Paragraph 23(k) (however, if the delivery of such notice is precluded by applicable Law or confidentiality agreement, Tenant will be required to provide such notice as soon as the provision of such notice is permissible), (ii) not less than ten (10) business days after the Transfer, Tenant furnishes Landlord with a written document executed by the Permitted Transferee in which such entity assumes all of Tenant’s obligations under this Lease (in the case of a sublease, to the extent applicable), and (iii) any such proposed Transfer is made for a good faith operating business purpose and not, whether in a single transaction or in a series of transactions, be entered into as a subterfuge to evade the obligations and restrictions relating to Transfers set forth in this Paragraph 23.  For purposes of this Paragraph 23(k), “Control” shall mean the ownership, directly or indirectly, of the power to direct or cause the direction of the management, affairs and policies of anyone, whether through the ownership of voting securities, by contract, or otherwise.  For the purpose of this Paragraph 23, if Tenant is a corporation or other entity whose capital stock is traded on a public exchange, the sale of Tenant's capital stock through any such public exchange shall not be deemed an assignment, subletting, or any other Transfer of the Lease or the Premises.  In addition, Paragraph 23(c) and Paragraph 23(g) shall not apply to a Permitted Transfer.

24. ESTOPPEL CERTIFICATES; SUBORDINATION; LENDER PROTECTIONS.

(a) Estoppel Certificates.  Within ten (10) business days after written request therefor, Tenant shall execute (or make reasonable good faith corrective comments to) and deliver to Landlord, in the form of Exhibit F hereto or such other form of certificate as may be reasonably required by Landlord’s current or potential Mortgagee, or, in the event of a sale of the Building, in a form reasonably required by any actual or potential purchaser of the Property.  The form of the current Mortgagee’s estoppel certificate is attached as Exhibit G.  Any such certificate may include provisions stating that this Lease is in full force and effect, describing any amendments or modifications hereto, acknowledging that this Lease is subordinate or prior, as the case may be, to any encumbrance and stating any other information Landlord may reasonably request, including the Term, the date on which the Term began and expires, the monthly Base Rent, the date to which Rent has been paid, the amount of any security deposit or prepaid rent, whether either party hereto is in default under the terms of the Lease, and whether Landlord has completed its obligations, if any, to construct any improvements or to pay any improvement allowances.  Any person or entity purchasing, acquiring an interest in or extending financing with respect to the Property shall be entitled to rely upon any such certificate; provided, however, that no such certificate shall be deemed to modify or amend the express provisions of this Lease.  If Tenant fails to deliver such certificate within the time period set forth above and such failure continues for three (3) business days after delivery of notice of such failure, at Landlord’s option, Tenant will be in Default hereunder.  Similarly, if Tenant is seeking financing, is engaged in a merger or acquisition transaction, or is proposing to engage in any sublease or assignment and if the party with which Tenant is negotiating requires an estoppel certificate from Landlord and Tenant is not in

Default, then within ten (10) business days after Landlord’s receipt of Tenant’s written request (provided that if such ten (10) business day period falls during the Blackout Period, then for each such day falling during the Blackout Period, the time period shall be extended on a day-for-day basis) Landlord agrees to deliver to Tenant a statement (upon which such third party may rely), confirming the Term, the date on which the Term began and expires, the monthly Base Rent, the date to which Rent has been paid, the amount of any security deposit or prepaid rent, whether either party hereto is in default under the terms of the Lease, and whether Landlord has completed its obligations, if any, to construct any improvements or to pay any improvement allowances.

(b) Subordination.  Subject to Tenant’s receipt of an SNDA (defined below) as described herein, this Lease is expressly made subject and subordinate to any mortgage, deed of trust, ground lease, underlying lease or like encumbrance affecting any part of the Property or any interest of Landlord therein which is now existing or hereafter executed or recorded (“Encumbrance”).  Tenant shall execute (or make good faith and reasonable corrective comments to) and deliver to Landlord, within ten (10) business days after written request therefor by Landlord and in a form reasonably requested by Landlord, any additional documents evidencing the subordination of this Lease as described herein.  If the interest of Landlord in the Property is transferred pursuant to or in lieu of proceedings for enforcement of any Encumbrance, provided the new owner requires Tenant to do so or Tenant is party to an SNDA as herein described, Tenant shall attorn to the new owner, and this Lease shall continue in full force and effect as a direct lease between the transferee and Tenant on the terms and conditions set forth in this Lease.  Anything in this Paragraph 24(b) to the contrary notwithstanding, if a Mortgagee so elects in writing, this Lease shall be deemed superior to the Encumbrance held by the Mortgagee, regardless of the date of recordation of the Encumbrance, and Tenant will execute an agreement confirming the Mortgagee’s election on request.

Notwithstanding the preceding provisions of this Paragraph 24(b), if not obtained prior to or concurrently with the execution of this Lease, Landlord shall use commercially reasonable efforts to obtain from its existing Mortgagee (“Lender”) within thirty (30) days after the full execution and delivery of this Lease a subordination, non-disturbance, and attornment agreement (the “SNDA”).  A copy of the Lender’s current form of SNDA with Tenant’s requested changes is attached hereto as Exhibit H.  In the event that Tenant desires to modify or otherwise negotiate the form of the SNDA, Tenant shall be liable for all additional costs and expenses associated therewith.  In addition, Landlord shall use commercially reasonable efforts to provide an SNDA from any future ground lessors or mortgagees in such ground lessor’s or mortgagees standard form.  Except as set forth in the next-succeeding sentence, Tenant shall pay all costs incurred by Landlord in obtaining the SNDA or any other subordination and non-disturbance agreement.  "Commercially reasonable efforts" of Landlord shall not require Landlord to incur any cost or expense (other than the then-current lender’s “base fee” for the issuance of a SNDA; for avoidance of doubt, Tenant shall be responsible for cost associated with the negotiation of any Tenant-requested modifications to any such SNDA) or liability to obtain such SNDA.  Landlord's failure to obtain the SNDA or any other non-disturbance, subordination and attornment agreement for Tenant in a form acceptable to Tenant shall have no effect on the rights, obligations and liabilities of Landlord and Tenant or be considered to be a default by Landlord hereunder; however, absent the delivery of a SNDA, Tenant shall have no obligation hereunder to subordinate this Lease to the lien of such Mortgagee’s loan.

(c) Mortgagee Protection.  Tenant agrees to give any holder of any Encumbrance covering any part of the Property (“Mortgagee”), by certified mail or nationally recognized overnight courier, a copy of any notice of default served by Tenant upon Landlord, provided that prior to such notice Tenant has been notified in writing (by way of notice of assignment of rents and leases, or otherwise) of the address of such Mortgagee.  If Landlord shall have failed to cure such default within thirty (30) days from the effective date of such notice of default, then (provided the Mortgagee has notified Tenant within such thirty (30) day period of the Mortgagee’s intent to attempt to cure Landlord’s default and thereafter diligently and continuously prosecute such cure) the Mortgagee shall have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary to cure such default (including the time necessary to foreclose or otherwise terminate its Encumbrance, if necessary to effect such cure), and this Lease shall not be terminated so long as such remedies are being diligently pursued; provided, however, that nothing contained in this Paragraph 24(c) shall be construed to impose any obligation on a Mortgagee to cure such default.

(d) Attornment.  In the event the interest of Landlord in the land and Building (whether such interest of Landlord is a fee title interest or a leasehold interest) is encumbered by deed of trust, and such interest is acquired by the Mortgagee or any third party through judicial foreclosure or by exercise of a power of sale at private trustee’s foreclosure sale, and subject to the terms of any SNDA that has been entered into by Tenant and the Mortgagee as described above, Tenant hereby agrees to attorn to the purchaser at any such judicial foreclosure or foreclosure sale and to recognize such purchaser as the Landlord under this Lease.  In the event the lien of the deed of trust securing the loan from a Mortgagee to Landlord is prior and paramount to this Lease and subject to the terms of any SNDA previously executed by Tenant and the Mortgagee, at the Mortgagee’s sole option (which option shall be elected, if at all, in writing by the Mortgagee), this Lease shall nonetheless continue in full force and effect for the remainder of the unexpired Term hereof, at the same rental herein reserved and upon all the other terms, conditions and covenants herein contained.

(e) Financial Statements.  If at any time during the Term, Tenant’s financial reports (i.e., Forms 10-K and 10-Q) are not publicly available on the Securities Exchange Commission’s website or otherwise, then, within ten (10) business days after written request therefor, but not more than once a year (unless required by an actual or prospective purchaser or Mortgagee), upon request by Landlord, Tenant shall deliver to Landlord a copy of the financial statements (including at least a year end balance sheet and a statement of profit and loss) of Tenant (and of each guarantor, if any, of Tenant’s obligations under this Lease) for each of the three most recently completed years, prepared in accordance with generally accepted accounting principles (and, if such is Tenant’s normal practice, audited by an independent certified public accountant), together with all then available subsequent interim statements.

(f) Modification of Lease.  Should any current or prospective Mortgagee or ground lessor for the Building require a modification or modifications of this Lease, which modification or modifications will not cause an increased cost or expense to Tenant or in any other way adversely change the rights and obligations of Tenant hereunder (other than in a de minimus manner, such as adding the requirement that Tenant must provide additional notice to such ground lessor or Mortgagee of any Landlord default), then and in such event, Tenant agrees that this Lease may be so modified and agrees to execute or make good faith and reasonable corrective comments to whatever documents are required therefor and deliver the same to Landlord within thirty (30) days following the request therefor, provided that Landlord agrees to reimburse Tenant within thirty (30) days following the delivery of an invoice therefor, for the reasonable actual third party attorneys’ fees and costs incurred in Tenant’s review and negotiation of any such documents.  Should Landlord or any such current or prospective mortgagee or ground lessor require execution of a short form of Lease for recording, containing, among other customary provisions, the names of the parties, a description of the Premises and the Term, Tenant agrees to execute or make good faith and reasonable corrective comments to such short form of Lease and to deliver the same to Landlord within thirty (30) days following the request therefor.

25. ENTRY BY LANDLORD. Landlord reserves, and shall at all reasonable times after at least twenty four (24) hours’ notice (except in emergencies, in which event no advance notice shall be required) have the right to enter the Premises (i) to inspect them; (ii) to perform any services which are expressly to be provided by Landlord hereunder; (iii) to make necessary repairs in accordance with the express provisions of this Lease; (iv) to submit the Premises to prospective purchasers, Mortgagees or (during the final twelve (12) months of the Term only) tenants; (v) to post notices of non-responsibility; all without abatement of Rent (except as set forth in Paragraph 16(b)), and may erect scaffolding and other necessary structures in or through the Premises where reasonably required by the character of the work to be performed; provided, however that the business of Tenant shall be interfered with to the least extent that is reasonably practical, Tenant shall have the right to require that Landlord be accompanied by a representative of Tenant during any such entry (other than during an emergency); and in connection therein, other than in the event of an emergency, Landlord and Tenant will reasonably cooperate to coordinate such entry.  Landlord shall use diligent efforts to ensure that any such entry (or any work in the Complex which might affect the Premises) will not interfere with Tenant's use of the Premises (or any portion thereof) for Tenant's business purposes (such efforts to include limiting the performance of any such work which might be disruptive to weekends or the evening and the cleaning of any work area prior to the commencement of the next business day).  To the extent that Landlord installs, maintains, uses, repairs or replaces pipes, cables, ductwork, conduits, utility lines, and/or wires through hung ceiling space, exterior perimeter walls and column space, adjacent to and in demising partitions and columns, in or beneath the floor slab or above, below, or through the Premises, then in the course of making any such installation or repair, Landlord will (w) not interfere unreasonably with or interrupt the business operations of Tenant within the Premises; (x) not reduce Tenant’s usable space, except to a de minimus extent, if the same are not installed behind existing walls or ceilings; (y) box in any of the same installed adjacent to existing walls with construction materials substantially similar to those existing in the affected area(s) of the Premises; and (z) repair all damage caused by the same and restore such area(s) of the Premises to the condition existing immediately prior to such work.  Any entry to the Premises by Landlord for the purposes provided for herein shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises or any portion thereof.

26. TENANT'S DEFAULTS; LANDLORD'S REMEDIES.

(a) Events of Default by Tenant.  All covenants and agreements to be kept or performed by Tenant under this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any reduction of Rent, except as expressly set forth herein.  The occurrence of any of the following shall constitute a “Default” under this Lease by Tenant:

(i) Any failure by Tenant to pay any Rent or any other charge required to be paid under this Lease or any part thereof as and when such amount is due; provided, however, that Tenant shall be entitled to a notice of non-payment and a five (5) day cure period on the first (1st) occasion during the first thirty-six (36) months of the Term, and on the first (1st) occasion during each successive thirty-six (36) month period, in which any installment of Rent or other such charge is not timely paid, provided that on the second (2nd) failure or any subsequent failure during any such thirty-six (36) month period, no such notice shall be required.

(ii) Tenant abandons the Premises, as described in California Civil Code Section 1951.3.

(iii) Tenant fails timely to deliver any subordination document, estoppel certificate, financial statement or other document requested by Landlord within the applicable time period specified in Paragraph 24.

(iv) Tenant violates the restrictions on liens set forth in Paragraph 22 or on Transfer set forth in Paragraph 23.

(v) Tenant ceases doing business as a going concern; makes an assignment for the benefit of creditors; is adjudicated an insolvent, files a petition (or files an answer admitting the material allegations of a petition) seeking relief under any state or federal bankruptcy or other statute, law or regulation affecting creditors’ rights; all or substantially all of Tenant’s assets are subject to judicial seizure or attachment and are not released within thirty (30) days, or Tenant consents to or acquiesces in the appointment of a trustee, receiver or liquidator for Tenant or for all or any substantial part of Tenant’s assets.

(vi) Tenant fails, within sixty (60) days after the commencement of any proceedings against Tenant seeking relief under any state or federal bankruptcy or other statute, law or regulation affecting creditors’ rights, to have such proceedings dismissed, or Tenant fails, within six (30) days after an appointment, without Tenant’s consent or acquiescence, of any trustee, receiver or liquidator for Tenant or for all or any substantial part of Tenant’s assets, to have such appointment vacated.

(vii) Tenant fails to deliver or replenish the Security Deposit as required under Paragraph 4.

(viii) Tenant shall fail to observe or perform any other provision, covenant or condition of this Lease to be observed or performed by Tenant where such failure continues for thirty (30) days after written notice thereof from Landlord to Tenant; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161 or any similar or successor law; and provided further that if the nature of such default is such that the same cannot reasonably be cured within a thirty (30)-day period, Tenant shall not be deemed to be in default if it diligently commences such cure within such period and thereafter diligently proceeds to rectify and cure the default as soon as possible.

(b) Landlord's Remedies.  Upon the occurrence of any Default by Tenant, Landlord shall have, in addition to any other remedies available to Landlord at law or in equity, the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever.

(i) Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim or damages therefor; and Landlord may recover from Tenant the following:

(A) The worth at the time of award of any unpaid rent which has been earned at the time of such termination; plus

(B) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

(C) The worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

(D) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including but not limited to, brokerage commissions and advertising expenses incurred, expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant; and

(E) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable Law.

The term “rent” as used in this Paragraph 26(b) shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others.  As used in Paragraph 26(b)(i)(A) and Paragraph 26(b)(i)(B)), above, the “worth at the time of award” shall be computed by allowing interest at the Interest Rate set forth in Paragraph 5(d) of this Lease.  As used in Paragraph Paragraph 26(b)(i)(C) above, the “worth at the time of award” shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

(ii) Landlord shall have the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations).  Accordingly, if Landlord does not elect to terminate this Lease on account of any Default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover all Rent as it becomes due.

(iii) Landlord may, but shall not be obligated to, make any such payment or perform or otherwise cure any such obligation, provision, covenant or condition on Tenant's part to be observed or performed regarding which Tenant is in Default hereunder (and may enter the Premises for such purposes).  In the event of Tenant's failure to perform any of its obligations or covenants under this Lease, and such failure to perform poses a material risk of injury or harm to persons or damage to or loss of property, then Landlord shall have the right to cure or otherwise perform such covenant or obligation at any time after such failure to perform by Tenant, whether or not any such notice or cure period set forth in Paragraph 26(a) above has expired.  Any such actions undertaken by Landlord pursuant to the foregoing provisions of this Paragraph 26(b)(iii) shall not be deemed a waiver of Landlord's rights and remedies as a result of Tenant's failure to perform and shall not release Tenant from any of its obligations under this Lease.

(c) Payment by Tenant.  Tenant shall pay to Landlord, within thirty (30) days after delivery by Landlord to Tenant of statements therefor:  (i) sums equal to expenditures reasonably made and obligations incurred by Landlord in connection with Landlord's performance or cure of any of Tenant's obligations pursuant to the provisions of Paragraph 26(b)(iii) above; and (ii) sums equal to all expenditures made and obligations incurred by Landlord in collecting or attempting to collect any past-due Rent or other charges payable by Tenant hereunder, including, without limitation, all legal fees and other amounts so expended, plus interest on the amounts expended by Landlord at the Interest Rate.  Tenant's obligations under this Paragraph 26(c) shall survive the expiration or sooner termination of the Term.

(d) Sublessees of Tenant.  If Landlord elects to terminate this Lease on account of any Default by Tenant, as set forth in this Paragraph 26, Landlord shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord's sole discretion, succeed to Tenant's interest in such subleases, licenses, concessions or arrangements.  In the event of Landlord's election to succeed to

Tenant's interest in any such subleases, licenses, concessions or arrangements, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder.

(e) Waiver of Default.  No waiver by Landlord of any violation or breach by Tenant of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other or later violation or breach by Tenant of the same or any other of the terms, provisions, and covenants herein contained.  Forbearance by Landlord in enforcement of one or more of the remedies herein provided upon a Default by Tenant shall not be deemed or construed to constitute a waiver of such Default.  The acceptance of any Rent hereunder by Landlord following the occurrence of any Default, whether or not known to Landlord, shall not be deemed a waiver of any such default, except only a Default in the payment of the Rent so accepted.

(f) Efforts to Relet.  For the purposes of this Paragraph 26, Tenant's right to possession shall not be deemed to have been terminated by efforts of Landlord to relet the Premises, by its acts of maintenance or preservation with respect to the Premises, or by appointment of a receiver to protect Landlord's interests hereunder.  The foregoing enumeration is not exhaustive, but merely illustrative of acts which may be performed by Landlord without terminating Tenant's right to possession.

27. ABANDONMENT. Tenant shall not vacate or abandon the Premises at any time during the Term of this Lease and if Tenant shall abandon, vacate or surrender the Premises, or be dispossessed by the process of law, or otherwise, any personal property belonging to Tenant and left on the Premises shall be deemed to be abandoned, at the option of Landlord, except such property as may be mortgaged to Landlord.  However, Tenant shall not be in Default under this Lease if it leaves all or any part of Premises vacant so long as (i) Tenant is performing all of its other obligations under the Lease including the obligation to pay Rent (ii) Tenant provides on-site security during normal business hours for those parts of the Premises left vacant, (iii) such vacancy does not materially and adversely affect the validity or coverage of any policy of insurance carried by Landlord with respect to the Premises, and (iv) the utilities and Systems and Equipment (including the HVAC systems) are operated and maintained to the extent necessary to prevent damage to the Premises or its systems.

28. DAMAGE AND DESTRUCTION.

(a) Repair of Damage to Premises by Landlord.  Tenant shall promptly notify Landlord of any damage to the Premises resulting from fire or any other casualty.  If the Premises or any Common Areas of the Building or the Real Property serving or providing access to the Premises shall be damaged by fire or other casualty, Landlord will, within sixty (60) days following the date of the damage, deliver to Tenant an estimate of the time necessary to repair the damage in question such that the Premises may be used by and accessible to Tenant and the Building and Common Areas operable as a comparable office Complex; such notice will be based upon the review and opinions of Landlord’s architect and contractor (“Landlord’s Repair Notice”).  Landlord shall promptly and diligently thereafter, subject to reasonable delays for insurance adjustment, delays occasioned by Landlord’s Mortgagee, or other matters beyond Landlord’s reasonable control, and subject to all other terms of this Paragraph 28, restore the Premises (other than improvements installed by Tenant and Tenant’s Property), the Systems and Equipment, and the Common Areas.  Such restoration shall be to substantially the same condition of the Premises, the Systems and Equipment, and the Common Areas prior to the casualty, except for modifications required by zoning and building codes and other Laws or by any Mortgagee, or the lessor of a ground or underlying lease with respect to the Building and/or the Real Property, or any other modifications to the Common Areas reasonably deemed desirable by Landlord, subject to the provisions of Paragraph 6 and Paragraph 25 above.  Notwithstanding any other provision of this Lease, upon the occurrence of any damage to the Premises, at its sole cost and expense, Tenant shall repair any injury or damage to the Tenant Improvements and Alterations installed in the Premises and shall return such Tenant Improvements and Alterations to their original condition or such alternate condition as Tenant, at the time, so desires, subject to receipt of Landlord’s approval of any alternate design, such approval to be obtained in accordance with the provisions of Paragraph 11 above.  Landlord shall not be liable for any inconvenience or annoyance to Tenant or its visitors, or injury to Tenant’s business resulting in any way from such damage or the repair thereof; provided however, that if such fire or other casualty shall have damaged the Premises or Common Areas necessary to Tenant’s occupancy, Landlord shall allow Tenant a proportionate abatement of Rent, to the extent that Landlord is reimbursed from the proceeds of rental interruption insurance (provided that Landlord has maintained the rental loss coverage required by Article 18 above), during the time and to the extent the Premises are unfit for occupancy for the purposes permitted under this Lease, and not occupied by Tenant as a result thereof except for the maintenance of a “skeleton crew” within the affected portion of the Premises, for example, for such purposes as securing Tenant’s records and files, forwarding telephone communications, correspondence and deliveries, and otherwise enabling those aspects of Tenant’s business operations previously conducted within the affected portion of the Premises to be carried on from an alternative location.  However, if a substantial portion of the Premises is damaged to the extent that the remaining portion thereof is not sufficient to allow Tenant to conduct is business operations from such remaining portion and Tenant does not conduct its business operations therein, Tenant will be entitled to a total abatement of Rent, to the extent Landlord is reimbursed from the proceeds of rental interruption insurance (provided that Landlord has maintained the rental loss coverage required by Article 18 above), during the time and to the extent the Premises are unfit for occupancy for the purposes permitted under this Lease, and not occupied by Tenant as a result of the damage.

(b) Landlord’s Option to Repair.  Notwithstanding the terms of Paragraph 28(a) of this Lease, Landlord may elect not to rebuild and/or restore the Premises, and/or any other portion of the Real Property and instead terminate this Lease by notifying Tenant in writing of such termination within sixty (60) days after the date of damage, such notice to include a termination date giving Tenant ninety (90) days to vacate the Premises, but Landlord may so elect only if the Building shall be damaged by fire or other casualty or cause, whether or not the Premises are affected, and one or more of the following conditions is present:  (i) repairs cannot reasonably be completed within twelve (12) months of the date of damage (when such repairs are made without the payment of overtime or other premiums); (ii) the holder of any Mortgage on the Building or ground or underlying lessor with respect to the Building and/or the Real Property will not permit the release of any insurance proceeds or shall require that the insurance proceeds or any portion thereof be used to pay down or retire the mortgage debt, or shall terminate the ground or underlying lease, as the case may be; (iii) the damage is not Substantially Covered, except for deductible amounts and self-insured retentions, by Landlord’s insurance policies.  As used herein, “Substantially Covered” shall mean that the estimated cost of repair does not exceed the aggregate of the anticipated receipt of insurance policy payments, deductible payments and any self-insured retention amounts by more than Seven Hundred Thousand Dollars ($700,000.00); or (iv) in lieu of repairing damage resulting from a casualty, Landlord decides to redevelop the Land by demolishing the Buildings (either on or about the same time or in phases) and constructing new improvements on the Land and, if such casualty affects any other occupants of the Complex and if the lease or leases with such occupants grant Landlord a termination right with respect to such casualty, Landlord exercises its right to terminate the leases of any other such occupants of the Complex on or substantially about the date that Landlord exercises its right to terminate this Lease.  In addition, if the Premises or the Building is destroyed or damaged to any substantial extent (which shall mean, for the purposes of this Paragraph 28(b), that the cost of performing the repair exceeds ten percent (10%) of the estimated replacement cost of the Building) during the last eighteen (18) months of the Term, then notwithstanding anything contained in this Paragraph 28, Landlord shall have the option to terminate this Lease by giving written notice to Tenant of the exercise of such option within sixty (60) days after such damage or destruction, in which event this Lease shall cease and terminate as of the date that is thirty (30) days following notice.

Upon any such termination of this Lease pursuant to this Paragraph 28, all insurance proceeds available from the fire and property damage insurance carried by Tenant and covering the Tenant Improvements and any Alterations, but excluding proceeds allocable to trade fixtures, merchandise, signs and other personal property of Tenant, shall be disbursed and paid to Landlord, Tenant shall pay the Base Rent and Additional Rent (properly apportioned) up to such date of termination, and both parties hereto shall thereafter be freed and discharged of all further obligations hereunder, except as provided for in provisions of this Lease which by their terms survive the expiration or earlier termination of the Term.

(c) Tenant’s Termination Options.  If the Premises are damaged by fire or other casualty and are rendered not reasonably usable for Tenant’s business purposes thereby, or if the Building shall be so damaged that Tenant shall be deprived of reasonable access to the Premises, and if, pursuant to Landlord’s Repair Notice, the restoration will not be substantially completed within fifteen (15) months following the date of such damage, Tenant shall have the right to terminate this Lease by giving written notice (the “Termination Notice”) to Landlord not later than thirty (30) days following receipt of Landlord’s Repair Notice.  If Tenant gives a Termination Notice, this Lease shall be deemed cancelled and terminated as of the date of the damage as if such date were the Expiration Date, and Rent shall be apportioned and shall be paid or refunded, as the case may be up to and including the date of such damage or destruction.  Notwithstanding the foregoing, if Tenant was entitled to, but elected not to, exercise its right to terminate this Lease as set forth above and Landlord does not substantially complete the repair and restoration of the Premises within three (3) months after the expiration of the estimated period of time set forth in Landlord’s Repair Notice, which period shall be extended to the extent of any delays caused by Tenant and any events of Force Majeure (up to a maximum of one hundred fifty (150) days of additional extension for Force Majeure), then Tenant may deliver written notice to Landlord within thirty (30) days after the expiration of such period, as the same may be so extended (a “Late Delivery Termination Notice”), electing to terminate this Lease effective upon the date occurring thirty (30) days following receipt by Landlord of the Late Delivery Termination Notice (the “Termination Effective Date”).  If Tenant delivers a Late Delivery Termination Notice to Landlord, then Landlord shall have the one-time right to nullify the Late Delivery Termination Notice (in which case the Late Delivery Termination Notice shall be of no force or effect) by delivering written notice to Tenant prior to the Termination Effective Date that, in Landlord’s reasonable and good faith judgment, as evidenced by written statements from Landlord’s architect and/or general contractor which will be included with the Termination Extension Notice (defined below), Landlord shall complete such repairs on or before the Termination Effective Date (the “Termination Extension Notice”).  If Landlord does not so complete such repairs, then Tenant shall again have the right to terminate this Lease upon the delivery to Landlord of a second termination notice (the "Second Termination Notice") within ten (10) business days after the Termination Effective Date, in which event this Lease shall terminate ten (10) business days after the date Tenant delivers the Second Termination Notice to Landlord unless the repairs are completed within such ten (10) business day period.  If Tenant fails to deliver a Second Termination Notice to Landlord within such ten (10) business day period, then this Lease shall remain in full force and effect; provided, however, Tenant shall have the right to deliver a Second Termination Notice to Landlord during the first five (5) business days of each succeeding calendar month until such time as Landlord completes the repairs.  Additionally, if the Premises, or any part thereof, or any portion of the Building necessary for Tenant’s use of the Premises, are materially damaged (which shall mean, for the purposes of this Paragraph 28(b), that the cost of performing the repair exceeds ten percent (10%) of the estimated replacement cost of the Building) or destroyed during the last twelve (12) months of the Term, or any extension thereof, Tenant may terminate this Lease by giving written notice thereof to Landlord within thirty (30) days after the date of the casualty, in which case this Lease shall terminate as of the later of the date of the casualty or the date of Tenant’s vacation of the Premises.

(d) Waiver of Statutory Provisions. The provisions of this Lease, including this Article 11, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, the Building or any other portion of the Real Property, and any statute or regulation of the state of California, including, without limitation, Sections 1932(2) and 1933(4) of the California Civil Code, with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any other statute or regulation, now or hereafter in effect, shall have no application to this Lease or any damage or destruction to all or any part of the Premises, the Building or any other portion of the Real Property.  No endorsement or statement on any check or any letter accompanying any payment of Base Rent or such other sums shall be deemed an accord and satisfaction, and Landlord may accept any such check or payment without prejudice to Landlord's right to receive payment of the balance of such rent and/or other sums, or Landlord's right to pursue Landlord's remedies.

29. EMINENT DOMAIN.

(a) Termination Upon Taking of Premises.  If all or any part of the Premises shall be taken by any public or quasi-public authority under the power of eminent domain or conveyance in lieu thereof, this Lease shall terminate as to any portion of the Premises so taken or conveyed on the date when title vests in the condemnor.  Landlord shall be entitled to any and all payment, income, rent, award, or any interest therein whatsoever which may be paid or made in connection with such taking or conveyance, and Tenant shall have no claim against Landlord or otherwise for the value of any unexpired Term of this Lease.  Notwithstanding the foregoing sentence, any compensation specifically awarded Tenant for loss of business, Tenant’s personal property, moving costs or loss of goodwill, shall be and remain the property of Tenant.

(b) Landlord’s Termination Right.  If (i) any action or proceeding is commenced by any public or quasi-public authority for such taking all or more than fifty percent (50%) of the Premises, (ii) any of the foregoing events occur with respect to the taking of space in the Complex not included in the Premises but necessary for the operation of, or access to, the Building, or (iii) any such spaces are taken or conveyed in lieu of such taking and in any such events Landlord shall decide to discontinue the use and operation of the Complex, or shall decide to demolish, alter or rebuild the Complex, then Landlord shall have the right to terminate this Lease by giving Tenant written notice thereof within sixty (60) days of the date of receipt of such written advice, or commencement of such action or proceeding, or taking conveyance, which termination shall take place as of the first to occur of the last day of the calendar month next following the month in which such notice is given or the date on which title to the Premises shall vest in the condemnor.

(c) Tenant’s Termination Right.  In the event of such a partial taking or conveyance of the Premises, if the portion of the Premises taken or conveyed is so substantial that the Tenant can no longer reasonably conduct its business therein, Tenant shall have the right to terminate this Lease within sixty (60) days from the date of such taking or conveyance, upon written notice to the Landlord of its intention so to do, and upon giving of such notice this Lease shall terminate on the last day of the calendar month next following the month in which such notice is given, upon payment by Tenant of the Rent from the date of such taking or conveyance to the date of termination.

(d) Temporary Taking.  Notwithstanding anything to the contrary contained in this Paragraph 29, in the event of a temporary taking of all or any portion of the Premises for a period of one hundred and eighty (180) days or less, then this Lease shall not terminate and there shall be no abatement of Rent.  In such event, Tenant shall be entitled to receive the entire award made in connection with any such temporary taking, provided that to the extent such award relates to the temporary taking of any other portion of the Complex, Landlord shall be entitled to such award to the extent relating to such other portions of the Complex.

(e) Adjustment of Rent if Lease Not Terminated.  If a portion of the Premises shall be taken by condemnation or conveyance in lieu thereof and neither Landlord nor Tenant shall terminate this Lease as provided herein, this Lease shall continue in full force and effect as to the part of the Premises not so taken or conveyed.  In such event the Rent herein shall be apportioned as of the date of such taking or conveyance so that thereafter the Rent to be paid by Tenant shall be in the ratio that the area of the portion of the Premises not so taken or conveyed bears to the total area of the Premises prior to such taking.

30. SALE OR CONVEYANCE BY LANDLORD. In the event of a sale or conveyance of the Premises by any owner of the reversion then constituting Landlord, and the assumption by the transferee of the obligations of Landlord hereunder, the transferor shall thereby be released from any further liability upon any of the terms, covenants or conditions (express or implied) herein contained in favor of Tenant arising after the effective date of the sale or conveyance, and in such event, insofar as such transfer is concerned, Tenant agrees to look solely to the successor in interest of such transferor (and not to the transferor) in and to the Complex and this Lease with respect to any obligation or liability of the “Landlord” arising after the effective date of such sale or conveyance.  This Lease shall not be affected by any such sale or conveyance, and Tenant agrees to attorn to the successor in interest of such transferor.

31. EXTENSION AND EXPANSION RIGHTS.
(a) Conditional Option to Extend.

(i) Grant of Conditional Extension Option.  Subject to the terms and conditions in this Paragraph 31(a), Tenant shall have the one-time right (the “Extension Option”) to extend the Term for one additional period of five (5) years commencing on the day following the Expiration Date and ending on the fifth anniversary of the Expiration Date (the “Extension Term”), provided that each of the following conditions is satisfied:  (A) unless Tenant exercises the Right of First Offer for the Other Building pursuant to Paragraph 31(b) below concurrently with its exercise of the Extension Option, not more than twenty two (22) and not less than sixteen (16) full calendar months before the Expiration Date, Tenant delivers written notice to Landlord (the “Extension Notice”) electing to exercise the Extension Option; (B) Tenant is not in Default when Tenant delivers the Extension Notice; (C) no more than fifty percent (50%) of part of the Premises is then subject to a sublease (excluding Permitted Transfers, which will not be deemed “subleases” for the purposes of this clause (C)) which is scheduled to remain in effect essentially through the remainder of the Term and this Lease has not been assigned (other than to a Permitted Transferee) when Tenant delivers the Extension Notice; (D) Tenant shall have a tangible net worth (not including goodwill as an asset), as reflected on its most recently released audited financial statements, computed in accordance with generally accepted accounting principles ("Net Worth"), at least equal to ninety-five percent (95%) of the Net Worth of Tenant as of the date this Lease is executed and delivered by Tenant; and (E) as of the date that Tenant delivers the Extension Notice, the Co-Occupancy Condition, as defined below, has been satisfied.

(ii) Co-Occupancy Condition.  As used herein, the term “Co-Occupancy Condition”) means that Other Building is then-being fully leased and is occupied by the then-existing tenant thereof (or any subtenants/assignees of such tenant) (or is scheduled to be leased and occupied by a replacement tenant or tenants who are have executed leases for the Other Building that are in full force and effect and whose effectiveness is not subject to any contingencies) (the “Existing Tenant”) for a term (disregarding any renewal or extension options of the tenant or tenants) expiring not earlier than the last day of the Extension Term.  Notwithstanding the foregoing, if the Co-Occupancy Condition initially is satisfied but subsequently fails to be satisfied at any time prior to the date that is ten (10) months before the commencement of the Extension Term due to the termination of the lease of the Other Building (including as the result of the rejection of the tenant’s lease in bankruptcy or the termination of such lease as the result of casualty, the default of the tenant), Landlord may override Tenant’s exercise of the Extension Option by giving written notice to Tenant not later than nine (9) months prior to the commencement of the Extension Term.  For the avoidance of doubt, notwithstanding the foregoing, the

Co-Occupancy Condition may be satisfied if Tenant properly and timely exercises the Right of First Offer pursuant to Paragraph 31(b) concurrently with Tenant’s exercise of the Extension Option.

(iii) Terms Applicable to Extension Term.  During the Extension Term, (A) the Base Rent per rentable square foot shall be equal to the Prevailing Market Rent per rentable square foot; (B) Base Rent shall increase, if at all, in accordance with the increases assumed in the determination of Prevailing Market Rent; and (C) Base Rent shall be payable in monthly installments in accordance with the terms and conditions of this Lease.  During the Extension Term, Tenant shall pay Tenant’s Proportionate Share of Operating Expenses, Real Property Taxes and other Direct Expenses in accordance with this Lease.

(iv) Extension Amendment.  If Tenant has the right to exercise and properly exercises its Extension Option, once the Prevailing Market Rent for the Extension Term is determined in accordance with Paragraph 31(c) below, Landlord, within a reasonable time thereafter, shall prepare and deliver to Tenant an amendment (the “Extension Amendment”) reflecting changes to the Base Rent, the Term, the Expiration Date, and other appropriate terms necessitated by the extension of the Term, and Tenant shall execute (or make good faith and reasonable corrective comments to) and return the Extension Amendment to Landlord within fifteen (15) days after receiving it.  Notwithstanding the foregoing, upon determination of the Prevailing Market Rent for the Extension Term in accordance with Paragraph 31(c), an otherwise valid exercise of the Extension Option shall be fully effective whether or not the Extension Amendment is executed.

(v) Delay in Determination.  If the Prevailing Market Rent is not established prior to the commencement of the Extension Term, then Tenant shall continue to pay as Base Rent and Additional Rent the sums in effect as of the last day of the prior Term and, once the Prevailing Market Rent is determined, Tenant shall, within thirty (30) days following receipt of Landlord’s invoice therefor, pay to Landlord any deficiency in the amount paid by Tenant during such period, or, if Tenant paid excess Base Rent during such period, Landlord shall credit such excess payments to the Base Rent amounts next due.

(vi) Personal Right. The Extension Option hereby granted is personal to Tenant and its Permitted Transferees and is not otherwise transferable.
(b) Right of First Offer.

(i) Grant of Right of First Offer.  Subject to the terms of this Paragraph 31(b), if at any time during the Right of First Offer Term (as defined below) the Other Building becomes available for lease, Tenant shall have a one-time right of first offer (“Right of First Offer”) to lease the Other Building in its entirety.  For the purposes of this Paragraph 31(b), the Other Building shall not be deemed available for lease, and this Right of First Offer shall not apply, if the Existing Tenant is leasing the Other Building or has the right to lease the Other Building (by virtue of an option to lease, an option to extend, a right of first refusal, a right of first offer, a right of first negotiation, or otherwise) pursuant to a lease or other agreement entered into prior to the date hereof, regardless of whether such rights are executed strictly in accordance with their respective terms or pursuant to a lease amendment or a new lease, or if Landlord and the Existing Tenant otherwise hereafter agree to extend the term of the Existing Tenant’s lease (collectively, the “Superior Rights”).  Tenant acknowledges and agrees that Landlord shall have the right to hereafter negotiate and to enter into lease amendments or other agreements with the Existing Tenant (or any affiliate of the Existing Tenant) pursuant to which the term of the Existing Tenant’s lease is extended, shortened, or otherwise modified, and any such modifications shall constitute Superior Rights.

(ii) Term.  The term of the Right of First Offer (“Right of First Offer Term”) shall commence on the date the Other Building becomes available for lease and shall terminate on the date that is sixteen (16) months prior to Expiration Date or the prior termination of the Right of First Offer as set forth in this Paragraph 31(b).

(iii) Conditions to Exercise of Right of First Offer.  Notwithstanding any provision of this Paragraph 31(b) to the contrary, Tenant shall have the right to exercise the Right of First Offer if and only if each of the following conditions is satisfied:  (A) Tenant is not in Default when Tenant delivers Tenant’s Acceptance Notice (as defined below); (B) no more than thirty three percent (33%) of the Premises is sublet and this Lease has not been assigned (in each, other than to a Permitted Transferee, who will not be deemed an assignee or a subtenant for the purposes of this clause (B)) when Tenant delivers Tenant’s Acceptance Notice; (C) Tenant shall have a Net Worth, as reflected on its most recently released audited financial statements at least equal to ninety-five percent (95%) of the Net Worth of Tenant as of the date this Lease is executed and delivered by Tenant; and (D) if the Co-Occupancy Condition is not then satisfied by the Existing Tenant, concurrently with Tenant’s exercise of the Right of First Offer (and in no event after the expiration of the twenty (20) day period for Tenant to deliver an Acceptance Notice pursuant to Section 31(b)(v)), Tenant exercises the Extension Option pursuant to Paragraph 31(a).

(iv) Offer Notice.  Subject to the terms and conditions in this Paragraph 31(b), if during the Right of First Offer Term Landlord determines that the Other Building will become available for lease, Landlord shall first provide Tenant with a written notice (“Offer Notice”) detailing (i) the proposed rent for the Other Building (based on rentable square feet), which shall be equal to the Prevailing Market Rent (as defined in Paragraph 31(c)), (ii) the date the Other Building will become available for occupancy or the construction of improvements (the “Anticipated Other Building Delivery Date”), (iii) the term of the proposed lease of the Other Building, which shall be concurrent with the Extended Term of this Lease under Paragraph 31(a), and (iv) all other terms upon which Landlord proposes to lease the Other Building to Tenant.  The Other Building shall be leased on an “as is” basis without any tenant improvement allowance, free rent or other concessions.

(v) Exercise of Tenant’s Right of First Offer.  Subject to the terms and conditions in this Paragraph 32(b), Tenant may exercise Tenant’s Right of First Offer to lease all (but not less than all) of the Other Building described in the Offer Notice by providing Landlord with written notice (the “Acceptance Notice”) thereof within twenty (20) days after Landlord’s delivery to Tenant of the Offer Notice.  Tenant’s Acceptance Notice, if any, delivered to Landlord must expressly state that Tenant accepts all of the terms and conditions in the Offer Notice, without modification, and if Tenant’s Acceptance Notice sets forth modifications of any kind, Tenant shall not be deemed to have delivered a valid Acceptance Notice and any such acceptance shall be null and void.  Notwithstanding the preceding provisions of this Paragraph 32(b)(v) to the contrary, if Tenant wishes to exercise the Right of First Offer but in good faith disagrees with Landlord’s determination of the Prevailing Market Rent as set forth in Landlord’s Offer Notice, Tenant may nonetheless accept the offer by delivering an Acceptance Notice as provided above, but may elect to reserve its right to have the Fair Market Rent determined as provided in Paragraph 32(c) below, provided that any such reservation of rights shall not extend the time period for Tenant to deliver the Acceptance Notice.  If Tenant does not properly exercise its Right of First Offer within such twenty (20) day period, then Landlord shall thereafter be free to lease some or all of the Other Building to anyone without restriction and on such terms and conditions as Landlord may elect in its sole and absolute discretion, and in such event Tenant shall have no further rights under this Section 31(b).

(vi) Personal Right.  Tenant’s Right of First Offer shall be personal to the Tenant and any Permitted Transferees and shall not be transferable with any assignment of this Lease or subletting of the Premises.

(vii) Terms for Right of First Offer.  In the event that Tenant exercises the Right of First Offer, Tenant’s occupancy of the Other Building taken shall be on all of the same terms and conditions described in the Offer Notice and otherwise on the terms and conditions of this Lease.

(viii) Lease.  If Tenant exercises the Right of First Offer and delivers an Acceptance Notice as and when required by this Paragraph 31(b), Landlord and Tenant hereby agree to execute a lease (“Other Building Lease”) prior to Tenant’s occupancy of the Other Building.  The Other Building Lease shall not replace this Lease (which shall continue in full force and effect in accordance with its terms) but shall be in the same form as this Lease, subject to any modifications necessary to reflect the terms set forth in the Offer Notice (including, without limitation, the Base Rent, date of occupancy, description of the premises, the number of applicable parking spaces to be allocated to Tenant, Tenant’s percentage share, the square footage of the Other Building, and any other changes needed due to the fact that Tenant will be leasing space in both Buildings).  If Tenant does not execute or provide Landlord with good faith and reasonable comments to such Other Building Lease within fifteen (15) days after the date on which Landlord delivers a draft Other Building Lease to Tenant, then, at Landlord’s option to be exercised by notice delivered by Landlord on or before (x) the date that is ten (10) business days following the expiration of the such fifteen (15) day period and (y) Tenant’s execution and delivery of (or delivery to Landlord of good faith and reasonable comments to) the Other Building Lease, Tenant’s rights hereunder shall be void and terminated, but, otherwise, a valid exercise of Tenant’s Right of First Offer shall be fully effective, whether or not such an Other Building Lease is executed.

(c) Procedure for Determining Prevailing Market Rent.  The Prevailing Market Rent shall be mutually agreed upon by Landlord and Tenant in writing within the thirty (30) calendar day period (the “Negotiation Period”) following Tenant’s delivery of an Extension Notice or an Acceptance Notice, as applicable.  If Landlord and Tenant are unable, despite good faith efforts, to agree upon the Prevailing Market Rent within the Negotiation Period, then the Prevailing Market Rent shall be established by appraisal in accordance with the procedures set forth below.

(i) Within fifteen (15) days after the expiration of the Negotiation Period, each party, at its cost, shall engage a real estate broker to act on its behalf in determining the Prevailing Market Rent.  The brokers each shall have at least ten (10) years’ experience with leases in Relevant Market and shall submit to Landlord and Tenant in advance for Landlord’s and Tenant’s reasonable approval their statements of qualifications and the appraisal methods to be used.  If a party does not designate a broker within such fifteen (15) day period but a broker is timely designated by the other respective party, the single broker appointed shall be the sole broker and shall set the Prevailing Market Rent.  If the two brokers are appointed by the parties as stated in this paragraph, such brokers shall meet promptly and attempt to set the Prevailing Market Rent.  If such brokers are unable to agree within thirty (30) days after appointment of the second broker, the brokers shall elect a third broker meeting the qualifications stated in this paragraph within ten (10) days after the last date the two brokers are given to set the Prevailing Market Rent.  Each of the parties hereto shall bear one‑half (1/2) the cost of appointing the third broker and of the third broker’s fee.  The third broker shall be a person who has not previously acted in any capacity for either party.  Once a party has selected a broker and negotiations have commenced between the brokers, such broker may not be replaced with another broker.

(ii) The third broker shall conduct his or her own investigation of the Prevailing Market Rent, and shall be instructed not to advise either party of his or her determination of the Prevailing Market Rent except as follows:  When the third broker has made his or her determination, he or she shall so advise Landlord and Tenant and shall establish a date, at least five (5) days after the giving of notice by the third broker to Landlord and Tenant, on which he or she shall disclose his determination of the Prevailing Market Rent.  Such meeting shall take place in the third broker’s office unless otherwise agreed by the parties.  After having initialed a paper on which his determination of Prevailing Market Rent is set forth, the third broker shall place his or her determination of the Prevailing Market Rent in a sealed envelope.  Landlord’s broker and Tenant’s broker shall each set forth their determination of Prevailing Market Rent on a paper, initial the same and place them in sealed envelopes.  Each of the three envelopes shall be marked with the name of the party whose determination is inside the envelope.

(iii) In the presence of the third broker, the determination of the Prevailing Market Rent by Landlord’s broker and Tenant’s broker shall be opened and examined.  If the higher of the two determinations is one hundred five percent (105%) or less of the amount set forth in the lower determination, the average of the two determinations shall be the Prevailing Market Rent, the envelope containing the determination of the Prevailing Market Rent by the third broker shall be destroyed and the third broker shall be instructed not to disclose his or her determination.  If either party’s envelope is blank, or does not set forth a determination of Prevailing Market Rent, the determination of the other party shall prevail and be treated as the Prevailing Market Rent.  If the higher of the two determinations is more than one hundred five percent (105%) of the amount of the lower determination, the envelope containing the third broker’s determination shall be opened.  If the value determined by the third broker is the average of the values proposed by Landlord’s broker and Tenant’s broker, the third broker’s determination of Prevailing Market Rent shall be the Prevailing Market Rent.  If such is not the case, Prevailing Market Rent shall be the rent proposed by either Landlord’s broker or Tenant’s broker which is closest to the determination of Prevailing Market Rent by the third broker.

(iv) Notwithstanding anything in Paragraph 31(a) to the contrary, in no event shall the Prevailing Market Rent (calculated on a per square foot basis) for the first year of the Extension Term of this Lease be less than the Base Rent and Additional Rent (calculated on a per square foot basis) payable in the last month of the initial Term of this Lease (the “Rent Floor”).  Landlord and Tenant specifically acknowledge and agree that the Rent Floor shall apply if the Prevailing Market Rent is determined in connection with Tenant’s exercise of the Extension Option under Paragraph 31(a) but shall not apply with respect to Tenant’s lease of the Other Building if Tenant exercises the Right of First Offer under Paragraph 31(b).

(v) The parties expressly agree that the provisions of this Paragraph 31(c) shall be implemented in accordance with express terms of this Paragraph 31(c) and under such other procedures as the parties may agree to in their sole discretion, and except as expressly set forth above, shall not be subject to or governed by the provisions of California Code of Civil Procedure Section 1280 et seq. as an arbitration, and all such arbitration provisions are hereby intentionally waived.

(d) Definition of Prevailing Market Rent.  For purposes of Paragraphs 31(a) and 31(b), the term “Prevailing Market Rent” shall mean the fair-market, monthly rental rate per rentable square foot being charged (including the applicable periodic adjustments thereto) in “arms’ length” direct leases (i.e., excluding subleases), on a net basis (i.e., excluding “full service” leases and “gross” leases for similarly sized office/research buildings located in the Relevant Market, as defined below (“Comparable Buildings”); accordingly, for such purposes, any Comparable Transaction (defined below) used in order to determine Prevailing Market Rent which is a “full service” or “gross” lease, shall be appropriately adjusted to reflect the economic terms under such Comparable Transactions if such Comparable Transaction were a “triple net” lease).  Prevailing Market Rent shall be determined based upon leases for comparable transactions for comparable space entered into on or about the date on which the Prevailing Market Rent is being determined hereunder, for space in that portion of North San Jose that is within a twenty (20) block radius of the intersection of North First Street and Montague Expressway, excluding any portion of such radius that falls within the City of Santa Clara (“Comparable Transactions” and the “Relevant Market”, respectively).  If sufficient transactions regarding Comparable Buildings are not available for comparison purposes, adjustments shall be made in the determination of Prevailing Market Rent to reflect the age and quality of the Building (or the Other Building) as contrasted to other buildings used for comparison purposes, taking into consideration size, location, proposed term of the lease, extent of services to be provided, and the time that the particular rate under consideration became or is to become effective.  The intent of the parties is that Tenant will obtain the same rent and other economic benefits that landlords would otherwise give in Comparable Transactions and that Landlord will make and receive the same economic payments and concessions that landlords would otherwise make and receive in

Comparable Transactions.  The determination of Prevailing Market Rent shall take into account any material economic differences between the terms of this Lease or the Other Building Lease, as appropriate and any comparison lease or amendment, such as rent abatements, tenant improvement allowances and other concessions, and the manner, if any, in which the landlord under any such lease is reimbursed for operating expenses and taxes.  The determination of Prevailing Market Rent also shall take into consideration any reasonably anticipated changes in the Prevailing Market Rent from the time such Prevailing Market Rent is being determined and the time such Prevailing Market Rent will become effective under this Lease.

(e) Redevelopment.  Notwithstanding anything in this Paragraph 31 to the contrary, Tenant shall have no right to exercise the Extension Option or the Right of First Offer and, if previously exercised, at Landlord’s election, Tenant’s exercise of the Extension Option and/or the Right of First Offer shall be null and void, if Landlord or any purchaser or other successor of Landlord’s interest in the Complex, each in its sole and absolute discretion, intends to redevelop the Land by demolishing the Buildings (either on or about the same time or in phases) and constructing new improvements on the Land (“Landlord’s Redevelopment Override Right”).  If Tenant has exercised the Extension Option or the Right of First Offer as and when provided in this Paragraph 31, Landlord or any such purchaser or successor shall have the right to exercise Landlord’s Redevelopment Override Right by notice delivered to Tenant (the “Override Notice”) at any time prior to the date that is twelve (12) months prior to the date that the Extension Term (assuming Tenant has properly exercised the Extension Term) or the term of the Other Building Lease (assuming Tenant has properly exercised the Right of First Offer) is scheduled to commence.  Without limiting any circumstances evidencing Landlord’s intent to redevelop the Complex, Landlord shall be deemed to intend to redevelop the Complex if Landlord or its successor has, prior to Landlord’s delivery of the Override Notice, submitted a development plan to the City of San Jose for review (including preliminary review) or submitted an application to the City of San Jose for approvals or permits relating to the proposed redevelopment (including without limitation demolition permits, site development permits and/or building permits) (evidence of the foregoing to be included in Landlord’s Override Notice).

32. HOLDING OVER. If Tenant (directly or through any Transferee or other successor-in-interest of Tenant) remains in possession of the Premises after the expiration or earlier termination of this Lease with Landlord’s consent but the parties do not otherwise expressly agree in writing on the terms of such holding over, such tenancy shall be from month-to-month only, and shall not constitute a renewal hereof or an extension for any further term.  In such event, Tenant shall continue to comply with and perform all the terms and obligations of Tenant under this Lease, except that the Base Rent during Tenant’s holding over shall be one hundred twenty five percent (125%) of the Base Rent payable in the last full month prior to the expiration or termination hereof, for the first (1st) fifteen (15) days of such holdover, and, thereafter, one hundred fifty percent (150%) of the Base Rent payable in the last full month prior to the expiration or termination hereof.  If Tenant holds over after the expiration of the Term without the consent of Landlord, such tenancy shall be a tenancy at sufferance, and shall not constitute a renewal hereof or an extension for any further term, and in such case daily damages in any action to recover possession of the Premises shall be calculated at a daily rate equal to one hundred fifty percent (150%) of the Base Rent applicable during the last rental period of the Term under this Lease (calculated on a per diem basis).  Acceptance by Landlord of rent after such expiration or termination shall not constitute a renewal of this Lease; and nothing contained in this provision shall be deemed to waive Landlord’s right of reentry or any other right hereunder or at Law.  Tenant shall indemnify, defend and hold Landlord and the other Indemnified Parties harmless from and against all Claims arising or resulting directly or indirectly from Tenant’s failure to timely surrender the Premises, including (i) any rent payable by or any loss, cost, or damages claimed by any prospective tenant of the Premises, and (ii) Landlord’s damages as a result of such prospective tenant rescinding or refusing to enter into the prospective lease of the

Premises or delaying the commencement of rent payable thereunder by reason of Tenant’s failure to timely surrender the Premises.

33. QUIET ENJOYMENT. Landlord covenants that Tenant, on paying the Rent, charges for services and other payments herein reserved and on keeping, observing and performing the other terms herein contained on the part of Tenant to be kept, observed and performed, shall, during the Term, peaceably and quietly have, hold and enjoy the Premises subject to the terms, covenants, conditions, provisions and agreements hereof without interference by any party.

34. CONSTRUCTION CHANGES. It is specifically understood and agreed that Landlord has made no representation or warranty to Tenant and has no obligation and has made no promises to alter, remodel, improve, renovate, repair or decorate the Premises, Building, or any part thereof and that no representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant except as specifically set forth herein or in the Tenant Work Letter.  However, Tenant hereby acknowledges that Landlord in the future may during the Term renovate, improve, alter, or modify (collectively, the "Renovations") the Complex, including without limitation the Parking Areas and Common Areas.  In connection with any Renovations, Landlord may, among other things, erect scaffolding or other necessary structures in in the vicinity of the Building, temporarily limit or eliminate access to portions of the Complex, including portions of the Common Areas, or perform work outside of the Building, which work may create noise, dust or leave debris.  Any such work will be carried out in accordance with the provisions of Paragraph 16(b) above and Paragraph 25 above.  Tenant hereby agrees that such Renovations, if carried out in accordance with this Paragraph 34, and Landlord’s reasonable actions in connection with such Renovations shall in no way constitute a constructive eviction of Tenant nor, except as described in Paragraph 16(b), entitle Tenant to any abatement of Rent.  Landlord shall have no responsibility or for any reason be liable to Tenant for any direct or indirect injury to or interference with Tenant’s business arising from the Renovations, or for any inconvenience or annoyance occasioned by such Renovations or Landlord’s actions.

35. [OMITTED]
36. ATTORNEYS’ FEES.

(a) In the event that either Landlord or Tenant should bring suit for the possession of the Premises, for the recovery of any sum due under this Lease, or because of the breach or default of any provision of this Lease, or for any other relief against the other party hereunder, then all costs and expenses, including reasonable attorneys’ fees, incurred by the prevailing party therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment.

(b) Should Landlord be named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant’s occupancy hereunder and provided that the basis of such suit is not derived from the active negligence or willful misconduct of Landlord or Landlord’s architects, employees or representatives during the Term or the breach of Landlord of the terms of this Lease, Tenant shall pay to Landlord its costs and expenses incurred in such suit, including reasonable attorney’s fees.

37. WAIVER. The waiver by either party of the other party’s failure to perform or observe any term, covenant or condition herein contained to be performed or observed by such waiving party shall not be deemed to be a waiver of such term, covenant or condition or of any subsequent failure of the party failing to perform or observe the same or any other such term, covenant or condition therein contained, and no custom or practice which may develop between the parties hereto during the Term hereof shall be deemed a waiver of, or in any way affect, the right of either party to insist upon performance and observance by the other party in strict accordance with the terms hereof.

38. NOTICES. All notices, demands, requests, advices or designations which may be or are required to be given by either party to the other hereunder shall be in writing.  All notices, demands, requests, advices or designations by Landlord to Tenant or by Tenant to Landlord shall be served by personal delivery, certified mail postage prepaid or by a reputable same day or overnight courier service addressed to Landlord or Tenant, as the case may be, at the following addresses:

If to Landlord:SP Zanker Property, LLC
Sahadi Properties
800 Pollard Road, Suite C-36
Los Gatos, California 95032
Attention:  Stephen Barrett Sahadi

With a copy to:Seubert French Frimel & Warner LLP
1075 Curtis Street
Second floor
Menlo Park, California 94025
Attention:  Daniel Seubert

And to:Flynn Riley Bailey & Pasek LLP
1010 B Street
Suite 200
San Rafael, California 94901
Attention:  Brian C. Pedersen, Esq.

If to Tenant:NeoPhotonics Corporation
2911 Zanker Road
San Jose, California 95134
Attention:  General Counsel

With a copy to:Shartsis Friese LLP
One Maritime Plaza
18th Floor
San Francisco, California 94111
Attention:  Jonathan M. Kennedy/Kathleen K. Bryski

Each notice, request, demand, advice or designation referred to in this Paragraph 38 shall be deemed received (i) if served by personal delivery on the date of the personal service or receipt or refusal to accept receipt of the mailing thereof (provided that if the day of delivery is a weekend or holiday, or such delivery occurs after 5 p.m. Pacific Time, then such notice shall be deemed delivered on the next-succeeding business day), (ii) if sent via certified mail, three (3) business days after deposit with the United States postal service or (iii) if sent by overnight courier, on the business day next succeeding the date on which such notice is delivered to the courier for next-day delivery.  Either party shall have the right, upon ten (10) days written notice to the other, to change the address as noted herein.

39. EXAMINATION OF LEASE. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and this instrument is not effective as a lease or otherwise until its execution and delivery by both Landlord and Tenant.

40. DEFAULT BY LANDLORD. Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within thirty (30) days after written notice by Tenant to Landlord and to any Mortgagee whose name and address shall have heretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligations; provided, however, that if the nature of Landlord’s obligations is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

41. [OMITTED]

42. LIMITATION OF LIABILITY. In consideration of the benefits accruing hereunder, Tenant and all successors and assigns of Tenant covenant and agree that, in the event of any actual or alleged failure, breach or default hereunder by Landlord, or in the event of any other claim of any kind, whether arising from contract or tort, by Tenant against Landlord:

(a) no partner, member or shareholder of Landlord shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction of the partnership);
(b) no service of process shall be made against any partner, member or shareholder of Landlord (except as may be necessary to secure jurisdiction of the partnership);
(c) no partner, member or shareholder of Landlord shall be required to answer or otherwise plead to any service of process;
(d) no judgment will be taken against any partner, member or shareholder of Landlord;
(e) any judgment taken against any partner, member or shareholder of Landlord may be vacated and set aside at any time without hearing;
(f) no writ of execution will ever be levied against the assets of any partner, member or shareholder of Landlord;
(g) Tenant covenants not to sue any party other than the Landlord or any direct successor owner of the Complex; and
(h) these covenants and agreements are enforceable both by Landlord and also by any partner, member or shareholder of Landlord.

Tenant agrees that each of the foregoing covenants and agreements shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by statute or at common law.

43. SIGNS. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed or printed or affixed on or to any part of the outside of the Premises or any exterior windows of the Premises without the written consent of Landlord (which will not be unreasonably withheld, conditioned or delayed) first had and obtained and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to Tenant and at the expense of Tenant.  If

Tenant is allowed to print or affix or in any way place a sign in, on, or about the Premises, upon expiration or other sooner termination of this Lease, Tenant at Tenant’s sole cost and expense shall both remove such sign and repair all damage in such a manner as to restore all aspects of the appearance of the Premises to the condition prior to the placement of such sign.  All approved signs or lettering on outside shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved of by Landlord.

Notwithstanding the foregoing, so long as Tenant or a Permitted Transferee is in occupancy of at least seventy five percent (75%) of the Premises, at Tenant’s sole cost Tenant shall have the right to have the name of Tenant listed on the monument signs for the Building located at the corner of Montague Expressway and Zanker Road and at the entry of the Complex on Zanker Road (collectively, the “Monument Signs”) and to place a sign on the back side of the Building (i.e., facing Montague Expressway and Zanker Road), subject to the terms of this paragraph (the “Building Sign” and, together with the Monument Signs, the “Signs”).  Landlord approves the installation of Tenant’s corporate logo (as of the Effective Date, in the form of Exhibit I attached hereto) in each of the Signs, subject to Landlord’s consent (not to be unreasonably withheld) regarding the materials and method of installation of any such Signs.  The design, size and color of Tenant’s signage with Tenant’s name to be included on the Signs, and the manner in which it is attached to the Signs, shall comply with all applicable Laws and shall be subject to the approval of and receipt of all permits required by all applicable governmental authorities.  Any changes to the Signs shall be designed, constructed, installed, insured, maintained, repaired and removed from the Signs all at Tenant’s sole risk, cost and expense.  Tenant, at its cost, shall be responsible for the maintenance, repair or replacement of Tenant’s signage on the Signs, which shall be maintained in a manner reasonably satisfactory to Landlord.  Upon the expiration or earlier termination of this Lease, or if during the Term (including any extension thereof) Tenant or a Permitted Transferee leases and occupancies less than at least seventy five percent (75%) of the Premises, then Tenant's rights granted herein will, at Landlord’s option, be suspended and Landlord may remove Tenant’s or the Permitted Transferee’s name from the Signs at Tenant’s sole cost and expense and restore the Signs to the condition they were in prior to installation of Tenant’s signage thereon, ordinary wear and tear excepted.  The cost of such removal and restoration shall be payable as additional rent within ten (10) days of Landlord’s demand; provided, however, that if Tenant subsequently satisfies the occupancy requirement described herein, Tenant shall once again have the right to the signs as described herein.  The rights provided in this paragraph shall be non-transferable except in connection with an assignment of this Lease or sublease to a Permitted Transferee, unless otherwise agreed by Landlord in writing in its sole discretion

44. Utility Billing Information. In the event that Tenant contracts directly for the provision of electricity, gas and/or water services to the Premises with the third-party provider thereof, Tenant shall promptly, but in no event more than ten (10) business days following Landlord’s request, provide Landlord with a copy of each invoice received from the applicable provider.  Tenant acknowledges that pursuant to California Public Resources Code Section 25402.10 and the regulations adopted pursuant thereto (collectively the "Energy Disclosure Requirements"), Landlord may be required to disclose information concerning Tenant’s energy usage at the Building to certain third parties, including, without limitation, prospective purchasers, lenders and tenants of the Building (the "Tenant Energy Use Disclosure").  Tenant hereby (A) consents to all such Tenant Energy Use Disclosures, (B) acknowledges that Landlord shall not be required to notify Tenant of any Tenant Energy Use Disclosure, and (C) waives any rights that it may have if Landlord fails to comply with any Energy Disclosure Requirements.  Further, Tenant hereby releases Landlord from any and all losses, costs, damages, expenses and liabilities relating to, arising out of and/or resulting from any Tenant Energy Use Disclosure.  The terms of this Paragraph 44 shall survive the expiration or earlier termination of this Lease.

45. Rooftop Equipment.

(a) Rooftop Equipment.  At Tenant’s sole cost and expense, Tenant shall have the right to install one or more satellite or microwave dishes or other communications, HVAC or other equipment servicing the business conducted by Tenant from within the Premises (all such equipment, including non-telecommunication equipment is, for the sake of convenience, defined collectively as the “Rooftop Equipment”) upon the roof of the Building, for Tenant’s personal use and not for any other commercial purpose.  In no event shall Tenant have the right to place any items on the roof of the Building for other than use in connection with the conduct of its own business, and in no event shall Tenant have the right to lease or license space on the roof in exchange for any revenues or income generated from any such lessee or licensee.  If Tenant wishes to install any Rooftop Equipment, Tenant shall first notify Landlord in writing and provide Landlord with all other information required for any other Alterations pursuant to Paragraph 11.  Such notice shall fully describe the Rooftop Equipment, including, without limitation, its purpose, weight, size and desired location on the roof of the Building and its intended method of connection to the Premises.  All of Tenant's Rooftop Equipment must be located in areas reasonably approved by Landlord prior to any installation.  Landlord also reserves the right to restrict the number and size of dishes, antennae and other Rooftop Equipment in its reasonable discretion.  The physical appearance and the size of the Rooftop Equipment shall be subject to Landlord’s reasonable approval, the location of any such installation of the Rooftop Equipment shall be designated by Tenant subject to Landlord’s reasonable approval and Landlord may require Tenant to install screening around such Rooftop Equipment, at Tenant’s sole cost and expense, as reasonably required by Landlord.

(b) Installation Requirements.  The installation of the Rooftop Equipment shall constitute an Alteration and shall be performed in accordance with and subject to the provisions of Paragraph 11 of this Lease.  Tenant shall comply with all applicable Laws, rules and regulations relating to the installation, maintenance and operation of Rooftop Equipment (including, without limitation, all construction rules and regulations) and will pay all costs and expenses relating to such Rooftop Equipment, including the cost of obtaining and maintaining any necessary permits or approvals for the installation, operation and maintenance thereof in compliance with applicable laws, rules and regulations.  The installation, operation and maintenance of the Rooftop Equipment at the Building shall not adversely affect the structure or operating systems of the Building.  For purposes of determining Landlord's and Tenant's respective rights and obligations with respect to the use of the roof, the portion of the roof affected by the Rooftop Equipment shall be deemed to be a portion of the Premises (provided that such portion shall not be measured for purposes of determining the area of the Premises); consequently, all of the provisions of this Lease respecting Tenant's obligations hereunder shall apply to the installation, use and maintenance of the Rooftop Equipment, including without limitation provisions relating to compliance with requirements as to insurance, indemnity, repairs and maintenance.

(c) Maintenance and Repair.  Tenant shall maintain any Rooftop Equipment installed by or for Tenant at Tenant’s sole cost and expense in accordance with Paragraph 12.  In the event Tenant elects to exercise its right to install the Telecommunication Equipment, then Tenant shall give Landlord prior notice thereof.  Tenant shall reimburse to Landlord the actual third-party costs reasonably incurred by Landlord in approving such Rooftop Equipment.  Tenant shall remove such Rooftop Equipment upon the expiration or earlier termination of this Lease and shall return the affected portion of the rooftop and the Building to the condition the rooftop and the Building would have been in had no such Rooftop Equipment been installed (reasonable wear and tear excepted).  Such Rooftop Equipment shall, in all instances, comply with applicable Laws.

46. HAZARDOUS MATERIALS. Landlord and Tenant agree as follows with respect to the existence or use of “Hazardous Materials” (as defined herein) on, in, under or about the Premises and real property located beneath the Premises and the Common Areas of the Complex (hereinafter collectively referred to as the “Property”):

(a) Definitions.  As used herein, the term “Hazardous Materials” shall mean any material, waste, chemical, mixture or byproduct which is or hereafter is defined, listed or designated under Environmental Laws (defined below) as a pollutant, or as a contaminant, or as a toxic or hazardous substance, waste or material, or any other unwholesome, hazardous, toxic, biohazardous, or radioactive material, waste, chemical, mixture or byproduct, or which is listed, regulated or restricted by any Environmental Law (including, without limitation, petroleum hydrocarbons or any distillates or derivatives or fractions thereof, polychlorinated biphenyls, or asbestos).  As used herein, the term “Environmental Laws” shall mean any applicable Federal, State of California or local government law (including common law), statute, regulation, rule, ordinance, permit, license, order, requirement, agreement, or approval, or any determination, judgment, directive, or order of any executive or judicial authority at any level of Federal, State of California or local government (whether now existing or subsequently adopted or promulgated) relating to pollution or the protection of the environment, ecology, natural resources, or public health and safety.  Without limiting the foregoing, the term “Environmental Laws” includes the Toxic Mold Protection Act of 2001 (California Health and Safety Code Section 26100 et. seq.)

(b) Tenant’s Activities.  At Landlord’s request, Tenant shall complete, execute and deliver to Landlord prior to the Commencement Date of this Lease and thereafter from time to time as reasonably requested by Landlord an Environmental Questionnaire in the form attached hereto as Exhibit E.  All statements made by Tenant in the Environmental Questionnaire constitute representations and warranties of Tenant.  Tenant shall obtain Landlord’s written consent, which may be withheld in Landlord’s sole discretion, prior to the occurrence of any Tenant’s Hazardous Materials Activities (defined below); provided, however, that Landlord’s consent shall not be required for normal use in compliance with applicable Environmental Laws of customary household and office supplies (Tenant shall first provide Landlord with a list of such materials use), such as mild cleaners, lubricants and copier toner used for ordinary office purposes provided that no governmental permit is required in connection with the storage, handling, transportation or disposal of such materials.  As used herein, the term “Tenant’s Hazardous Materials Activities” shall mean any and all use, handling, generation, storage, disposal, treatment, transportation, discharge, or emission of any Hazardous Materials on, in, beneath, to, from, at or about the Property, in connection with Tenant’s use of the Property, or by Tenant or by any of Tenant’s agents, employees, contractors, vendors, invitees, visitors or its future subtenants or assignees.  Tenant agrees that any and all Tenant’s Hazardous Materials Activities shall be conducted in strict, full compliance with applicable Environmental Laws at Tenant’s expense, and shall not result in any contamination of the Property or the environment.  Tenant agrees to provide Landlord with prompt written notice of any spill or release of Hazardous Materials at the Property during the term of the Lease of which Tenant becomes aware, and further agrees to provide Landlord with prompt written notice of any violation of Environmental Laws in connection with Tenant’s Hazardous Materials Activities of which Tenant becomes aware.  If Tenant’s Hazardous Materials Activities involve Hazardous Materials other than normal use of customary household and office supplies, Tenant also agrees at Tenant’s expense: (i) to install such Hazardous Materials monitoring, storage and containment devices as Landlord reasonably deems necessary (Landlord shall have no obligation to evaluate the need for any such installation or to require any such installation); (ii) provide Landlord with a written inventory of such Hazardous Materials, including an update of same each year upon the anniversary date of the Commencement Date of the Lease (“Anniversary Date”); and (iii) on each Anniversary Date, to retain a qualified environmental consultant, acceptable to Landlord, to evaluate whether Tenant is in compliance with all applicable Environmental Laws with respect to Tenant’s Hazardous Materials Activities.  Tenant, at its expense, shall submit to Landlord a report from such environmental consultant which discusses the environmental consultant’s findings within two (2) months of each Anniversary Date.  Tenant, at its expense, shall promptly undertake and complete any and all steps necessary, and in full compliance with applicable Environmental Laws, to fully correct any and all problems or deficiencies identified by the environmental consultant, and promptly provide Landlord with documentation of all such corrections.

(c) Compliance.  Prior to termination or expiration of the Lease, Tenant, at its expense, shall (i) properly remove from the Property all Hazardous Materials which come to be located at the Property in connection with Tenant’s Hazardous Materials Activities, and (ii) fully comply with and complete all facility closure requirements of applicable Environmental Laws regarding Tenant’s Hazardous Materials Activities, including but not limited to (x) properly restoring and repairing the Property to the extent damaged by such closure activities, and (y) obtaining from the local Fire Department or other appropriate governmental authority with jurisdiction a written concurrence that closure has been completed in compliance with applicable Environmental Laws.  Tenant shall promptly provide Landlord with copies of any claims, notices, work plans, data and reports prepared, received or submitted in connection with any such closure activities.

(d) Landlord’s Rights.  If Landlord, in its good faith discretion, believes that the Property has become contaminated or otherwise in violation of any Environmental Laws as a result of Tenant’s Hazardous Materials Activities, Landlord in addition to any other rights it may have under this Lease or under Environmental Laws or other laws, may, upon prior notice to Tenant, enter upon the Property and conduct inspection, sampling and analysis, including but not limited to obtaining and analyzing samples of soil and groundwater, for the purpose of determining the nature and extent of such contamination; any such entry shall be subject to the limitations described in Paragraph 25 above (except in the case of emergency).  Tenant shall promptly reimburse Landlord for the costs of such an investigation, including but not limited to reasonable attorneys’ fees Landlord incurs with respect to such investigation, that discloses Hazardous Materials contamination or non-compliance with Environmental Laws for which Tenant is liable under this Lease; otherwise, if such investigation results in a determination that Tenant has not violated the terms of this Paragraph 46, the cost of such investigation shall be borne solely by Landlord (and not included in Direct Expenses) constituted a violation of any Environmental Laws,.  Notwithstanding the above, Landlord may, at its option and in its sole and absolute discretion, choose to perform remediation and obtain reimbursement for cleanup costs as set forth herein from Tenant.  Any cleanup costs incurred by Landlord as the result of Tenant’s Hazardous Materials Activities shall be reimbursed by Tenant within thirty (30) days of presentation of written documentation of the expense to Tenant by Landlord.  Such reimbursable costs shall include, but not be limited to, any reasonable consultant and attorney fees incurred by Landlord.  Tenant shall take all actions necessary to preserve any claims it has against third parties, including, but not limited to, its insurers, for claims related to its operation, management of Hazardous Materials or contamination of the Property.  Except as may be required of Tenant by applicable Environmental Laws, Tenant shall not perform any sampling, testing, or drilling to identify the presence of any Hazardous Materials at the Property, without Landlord’s prior written consent which may be withheld in Landlord’s discretion.  Tenant shall promptly provide Landlord with copies of any claims, notices, work plans, data and reports prepared, received or submitted in connection with any sampling, testing or drilling performed pursuant to the preceding sentence.

(e) Indemnity.  Tenant shall indemnify, defend (with legal counsel acceptable to Landlord, whose consent shall not unreasonably be withheld) and hold harmless Landlord and the other Indemnified Parties from and against any and all Claims which arise from or relate to:  (i) Tenant’s Hazardous Materials Activities; (ii) releases or discharges of Hazardous Materials at the Premises, which occur during the Term of this Lease (except to the extent the same are caused by the acts or omissions of Landlord, Landlord’s agents, contractors or employees), (iii) any Hazardous Materials contamination caused by Tenant prior to the Commencement Date; or (iv) the breach of any obligation of Tenant under this Paragraph 46 (collectively, “Tenant’s Environmental Indemnification”).  Tenant’s Environmental

Indemnification shall include but is not limited to the obligation to promptly and fully reimburse Landlord for losses in or reductions to rental income, and diminution in fair market value of the Property.  Tenant’s Environmental Indemnification shall further include but is not limited to the obligation to diligently and properly implement to completion, at Tenant’s expense, any and all environmental investigation, removal, remediation, monitoring, reporting, closure activities, or other environmental response action (collectively, “Response Actions”).  Tenant shall promptly provide Landlord with copies of any claims, notices, work plans, data and reports prepared, received or submitted in connection with any Response Actions.

(f) Survival; Remedies.  Tenant’s representations, warranties, covenants and other related to Hazardous Materials will survive the expiration or termination of this Lease.  Landlord may obtain specific performance of Tenant’s obligations under this Paragraph 46, in addition to damages and any other remedies available at law or in equity.

47. BROKERS. Tenant represents and warrants that it has not dealt with any real estate brokers, agents, or finders in connection with the original Term of this Lease, and knows of no real estate broker or agent who is entitled to a commission in connection with this Lease, except for Cornish & Carey Commercial Newmark Knight Frank, representing Landlord (“Landlord’s Broker”), and Jones Lang LaSalle, representing Tenant (“Tenant’s Broker”).  The Landlord’s Broker and the Tenant’s Broker are referred to collectively as the “Brokers.” Landlord shall pay a commission to Landlords’ Broker pursuant to a separate written agreement between Landlord and Landlord’s Broker.  Tenant shall be responsible for paying the brokerage commission owing to Tenant’s Broker (one-half (1/2) of such commission to be paid within five (5) days after the execution of this Lease and the other half (1/2) of the commission to be paid on or before October 1, 2017).  Tenant agrees to defend, protect, indemnify and hold Landlord and the other Indemnified Parties harmless from and against any failure of Tenant to pay the commission owing to Tenant’s Broker and any other claims for brokerage commissions, finder’s fees, and other compensation made by any other broker, agent, or finder (other than Landlord’s Broker) as a consequence of the Tenant’s actions or dealings with such other broker, agent or finder.

48. MISCELLANEOUS AND GENERAL PROVISIONS.
(a) Use of Building Name. [OMITTED]

(b) Choice of Law; Severability.  This Lease shall in all respects be governed by and construed in accordance with the laws of the State of California.  If any provision of this Lease shall be invalid, unenforceable or ineffective for any reason whatsoever, all other provisions hereof shall be and remain in full force and effect.

(c) Definition and Interpretation of Terms.  The term “Premises” includes the space leased hereby and any improvements now or hereafter installed therein or attached thereto.  The term “Landlord” or any pronoun used in place thereof includes the plural as well as the singular and the successors and assigns of Landlord.  The term “Tenant” or any pronoun used in place thereof includes the plural as well as the singular and individuals, firms, associations, partnerships and corporations, and each of their respective heirs, executors, administrators, successors and permitted assigns, according to the context hereof, and the provisions of this Lease shall inure to the benefit of and bind such heirs, executors, administrators, successors and permitted assigns.  The term “person” includes the plural as well as the singular and individuals, firms, associations, partnerships and corporations.  References to the plural include the singular, the plural, the part and the whole; “including” has the meaning represented by the phrase “including without limitation.”  The words “hereof,” “herein,” “hereunder,” “hereto” and similar terms in this Lease refer to this Lease as a whole and not to any particular provision of this Lease.  Paragraphs, section, subsection, clause, schedule and exhibit references are to this Lease unless otherwise specified.  Words used in any gender include other genders.  If there be more than one Tenant the obligations of Tenant hereunder are joint and several.  The paragraph headings of this Lease are for convenience of reference only and shall have no effect upon the construction or interpretation of any provisions hereof.

(d) Time of Essence; Days.  Time is of the essence of this Lease and of each and all of its provisions.  All references to “days” shall mean calendar days.  All references to “business days” shall mean all calendar days other than Saturdays, Sundays or legal holidays.

(e) Quitclaim.  At the expiration or earlier termination of this Lease, Tenant shall execute, acknowledge and deliver to Landlord, within ten (10) business days after written demand from Landlord to Tenant, any quitclaim deed or other document required by any reputable title company, licensed to operate in the State of California, to remove the cloud or encumbrance created by this Lease from the real property of which Tenant’s Premises are a part.

(f) Incorporation of Prior Agreements; Amendments.  This instrument along with any exhibits and attachments hereto constitutes the entire agreement between Landlord and Tenant relative to the Premises and this agreement and the exhibits and attachments may be altered, amended or revoked only by an instrument in writing signed by both Landlord and Tenant.  Landlord and Tenant agree hereby that all prior or contemporaneous oral agreements between and among themselves and their agents or representatives relative to the leasing of the Premises are merged in or revoked by this agreement.

(g) [Intentionally omitted].
(h) Recording. Tenant shall not record this Lease or any memorandum or other document evidencing this Lease without the prior written consent of Landlord. [Intentionally omitted].

(i) Landlord's Title.  Landlord's title is and always shall be paramount to the title of Tenant.  Nothing herein contained shall empower Tenant to do any act which can, shall or may encumber the title of Landlord.

(j) Clauses, Plats and Riders. Clauses, plats and riders, if any, signed by Landlord and Tenant and endorsed on or affixed to this Lease are a part hereof.

(k) Diminution of Light, Air or View.  Tenant covenants and agrees that no diminution or shutting off of light, air or view by any structure which may be hereafter erected (whether or not by Landlord) shall in any way affect this Lease, entitle Tenant to any reduction of Rent hereunder or result in any liability of Landlord to Tenant.

(l) Force Majeure.  Any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, inability to obtain services, labor, or materials or reasonable substitutes therefor, governmental actions, civil commotions, fire or other casualty, and other causes beyond the reasonable control of a party hereto (collectively, “Force Majeure”), notwithstanding anything to the contrary contained in this Lease, shall excuse the performance of such party for a period equal to any such prevention, delay or stoppage.  Accordingly, if this Lease specifies a time period for performance of an obligation by a party hereto, that time period shall be extended by the period of any delay in Landlord’s performance caused by an event of Force Majeure.  The occurrence of any Force Majeure event shall not delay or excuse Tenant’s payment of rent.

(m) Waiver of Statutory Provisions.  Each party waives California Civil Code §§ 1932(2), 1933(4) and 1945.  Tenant waives (a) any rights under (i) California Civil Code §§ 1932(1), 1941, 1942, 1950.7 or any similar Law, or (ii) California Code of Civil Procedure §§ 1263.260 or 1265.130; and (b) any right to terminate this Lease under California Civil Code § 1995.310.  Tenant hereby waives for Tenant, and for all those claiming under Tenant, California Civil Code § 3275 and California Code of Civil Procedure §§ 1174(c) and 1179 and any other right now or hereafter existing to redeem by order or judgment of any court or by any legal process or writ, Tenant's right of occupancy of the Premises after any termination of this Lease.

(n) Modifications and Amendments.  None of the terms, covenants, conditions or provisions of this Lease (including without limitation any exhibits to this Lease) can be modified, deleted or added to except in a written agreement or instrument signed by Landlord and Tenant and delivered by such parties.

(o) Severability.  The determination that any provisions hereof may be void, invalid, illegal or unenforceable shall not impair any other provisions hereof and all such other provisions of this Lease shall remain in full force and effect.  The unenforceability, invalidity or illegality of any provision of this Lease under particular circumstances shall not render unenforceable, invalid or illegal other provisions of this Lease, or the same provisions under other circumstances

(p) Drafting and Determination Presumption.    The parties acknowledge that this Lease has been agreed to by both the parties, that both Landlord and Tenant have consulted with attorneys with respect to the terms of this Lease and that no presumption shall be created against Landlord because Landlord drafted this Lease.

(q) Landlord Approvals.  The review and/or approval by Landlord of any item or matter to be reviewed or approved by Landlord under the terms of this Lease or any Exhibits hereto shall not impose upon Landlord any liability for the accuracy or sufficiency of any such item or matter or the quality or suitability of such item for its intended use.  Any such review or approval is for the sole purpose of protecting Landlord’s interest in the Property, and no third parties, including Tenant or the representatives and visitors of Tenant or any person or entity claiming by, through or under Tenant, shall have any rights as a consequence thereof.  Except as specifically and expressly provided elsewhere in this Lease, whenever Landlord’s consent or approval is required, such approval will not be unreasonably withheld.  If it is determined that Landlord failed to give its consent where it was required to do so under this Lease, Tenant shall be entitled to injunctive relief but shall not be entitled to monetary damages or to terminate this Lease for such failure.

(r) Real Estate Investment Trust.  During the Term of this Lease, or any extension thereof, should a real estate investment trust become the Landlord hereunder, all provisions of the Lease shall remain in full force and effect except as modified by this Section.  If Landlord in good faith determines that its status as a real estate investment trust under the provisions of the Internal Revenue Code of 1986, as heretofore or hereafter amended, will be jeopardized because of any provision of this Lease, Landlord may request reasonable amendments to the Lease, and Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that (x) such amendments do not (a) increase the obligations of Tenant pursuant to this Lease or (b) in any other manner adversely affect Tenant’s rights under this Lease or interest in the Premises and (y) Landlord agrees to reimburse Tenant for the reasonable third party costs incurred by Tenant in the review and negotiation of any such amendments.

(s) No Third Party Beneficiaries.  This Lease shall not be deemed or construed to confer any rights, title or interest upon any person or entity other than the parties hereto, including, without limitation, any third party beneficiary status or right to enforce any provision of this Lease.

(t) Transportation Management.  Tenant shall fully comply with all present or future programs intended to manage parking, transportation or traffic in and around the Complex and/or the Building, and in connection therewith, Tenant shall take responsible action for the transportation planning and management of all employees located at the Premises by working directly with Landlord, any governmental transportation management organization or any other transportation-related committees or entities.  Such programs may include, without limitation: (i) restrictions on the number of peak-hour vehicle trips generated by Tenant; (ii) increased vehicle occupancy; (iii) implementation of an in-house ridesharing program and an employee transportation coordinator; (iv) working with employees and any Complex, Building or area-wide ridesharing program manager; (v) instituting employer-sponsored incentives (financial or in-kind) to encourage employees to rideshare; and (vi) utilizing flexible work shifts for employees.

(u) Independent Covenants.  This Lease shall be construed as though the covenants herein between Landlord and Tenant are independent and not dependent and Tenant hereby expressly waives the benefit of any statute to the contrary and agrees that if Landlord fails to perform its obligations set forth herein, Tenant shall not be entitled to make any repairs or perform any acts hereunder at Landlord's expense or to any setoff of the Rent or other amounts owing hereunder against Landlord.

(v) Confidentiality.  Tenant acknowledges that the content of this Lease and any related documents are confidential information (“Confidential Information”).  Tenant shall keep such Confidential Information strictly confidential and shall not disclose such Confidential Information to any person or entity other than to Tenant’s employees, financial, legal, real estate space planning consultants, and prospective Transferees, provided that such parties reasonably need to know such information and (i) are informed by Tenant of the confidential nature of such information and of the existence of this Paragraph 48(v) and (ii) are directed by Tenant to treat such information confidentially in accordance with this Paragraph 48(v).  The foregoing restriction shall not apply: (w) if Tenant is required to disclose the Confidential Information in response to a subpoena or other regulatory, administrative or court order, or (x) if independent legal counsel to Tenant delivers a written opinion to Landlord that Tenant is required to disclose the Confidential Information to, or file a copy of this Lease with, any governmental agency or any stock exchange, (y) in response to a request for discovery in any civil or criminal proceeding, or (z) in connection with any litigation, judicial reference, arbitration or other dispute by or between the parties.

(w) Representations and Covenants.   Each party ("Representing Party") represents, warrants and covenants to the other that (a) Representing Party is, and at all times during the Term will remain, duly organized, validly existing and in good standing under the Laws of the state of its formation and qualified to do business in the state of California; (b) neither Representing Party's execution of nor its performance under this Lease will cause Representing Party to be in violation of any agreement or Law; (c) Representing Party (and, if Representing Party is Tenant, any guarantor hereof) has not, and at no time during the Term will have, (i) made a general assignment for the benefit of creditors, (ii) filed a voluntary petition in bankruptcy or suffered the filing of an involuntary petition by creditors, (iii) suffered the appointment of a receiver to take possession of all or substantially all of its assets, (iv) suffered the attachment or other judicial seizure of all or substantially all of its assets, (v) admitted in writing its inability to pay its debts as they come due, or (vi) made an offer of settlement, extension or composition to its creditors generally; and (d) each party that (other than through the passive ownership of interests traded on a recognized securities exchange) constitutes, owns, controls, or is owned or controlled by Representing Party or (if Representing Party is Tenant) any guarantor hereof or any subtenant of Tenant is not, and at no time during the Term will be, (i) in violation of any Laws relating to terrorism or money laundering, or (ii) among the parties identified on any list compiled pursuant to Executive Order 13224 for the purpose of identifying suspected terrorists or on the most current list published by the U.S. Treasury Department Office of Foreign Assets Control at its official website,

http://www.treas.gov/ofac/tllsdn.pdf or any replacement website or other replacement official publication of such list.

(x) No Other Warranties.  In executing and delivering this Lease, Tenant has not relied on any representations, including, but not limited to, any representation as to the amount of any item comprising Additional Rent or the amount of the Additional Rent in the aggregate or that Landlord is furnishing the same services to other tenants, at all, on the same level or on the same basis, or any warranty or any statement of Landlord which is not set forth herein or in one or more of the exhibits attached hereto.  Tenant agrees that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the physical condition of the Building, the Complex, the land upon which the Building or the Complex are located, or the Premises, or the expenses of operation of the Premises, the Building or the Complex, or any other matter or thing affecting or related to the Premises, except as herein expressly set forth in the provisions of this Lease.

(y) Exterior Lift.

(i) During the Term of this Lease, Tenant shall have the right to use up to three (3) parking spaces that Tenant is otherwise entitled to use under Paragraph 7 for the purpose of installing and operating a mechanical or hydraulic lift (the “Lift”) serving the Building.  The Lift shall be installed, if at all, in the location described on Exhibit A-1 (the “Exterior Lift Area”).  Tenant acknowledges that if Tenant elects to install the Lift, the total number of Tenant’s Exclusive Parking Spaces will be reduced accordingly.

(ii) Tenant shall be responsible, at its sole cost and expense, for making any Alterations to the Exterior Lift Area, the Complex or the Building that may be necessary to install the Lift.  All such alterations (the "Lift Alterations") shall be performed by Tenant in accordance with Paragraph 11 of this Lease; provided, however, that Landlord shall be permitted to approve, deny or condition its consent to any such Lift Alterations in Landlord's reasonable discretion.  Notwithstanding any contrary provision of the Lease or this Amendment, (i) any failure of the Landlord to approve any proposed Lift Alterations, (ii) any condition imposed upon Tenant in connection with Landlord's approval, if any, of the proposed Lift Alterations, (iii) any delay in Landlord's approval, if any, of the Lift Alterations and/or (iv) any inconvenience suffered by Tenant as a result of any of the foregoing, shall not subject Landlord to any liability for any loss or damage resulting therefrom or entitle Tenant to any remedy, credit, abatement or adjustment of rent or other sums payable under this Lease.  The Lift Alterations shall be separately metered to the Building, at Tenant’s sole cost, and Tenant shall be solely responsible for paying the cost of any utilities consumed in connection with the Lift.

(iii) Tenant shall maintain the Lift Alterations and Exterior Lift Area in good condition and repair in accordance with Paragraph 12 of this Lease.  Landlord shall have no obligation to maintain, repair or safeguard the Lift Alterations or the Exterior Lift Area or to prevent unauthorized third parties from using the Exterior Lift Area or the Lift Alterations.  Tenant agrees to accept the Exterior Lift Area in its existing configuration and condition, without any representation by Landlord regarding the configuration or condition and without any obligation on the part of Landlord to perform or pay for any alteration or improvement.  Any failure to furnish, delay in furnishing, or diminution in the quality or quantity of such electrical service to the Lift Alterations and/or the Exterior Lift Area resulting from any application of any Laws, failure of equipment, performance of maintenance, repairs, improvements or alterations, utility interruption, or event of Force Majeure as defined in Paragraph 48(l)) shall not render Landlord liable to Tenant, constitute a constructive eviction, excuse Tenant from any obligation hereunder or under the Lease or result in an event of default by Landlord under this Lease.

(iv) Tenant shall cause the Lift Alterations to be covered by Tenant's property insurance required under Paragraph 17 of this Lease as if they were Tenant's property or trade fixtures; and Tenant (not Landlord) shall be responsible, at Tenant's expense, for restoring the Lift Alterations and Exterior Lift Area if they are damaged by any casualty or taking under power of eminent domain.  Tenant shall indemnify, defend, protect, and hold the Indemnified Parties (as defined in Paragraph 2) harmless from any Claim that is imposed or asserted by any third party and arises from (i) use of any Reserved Charging Space and/or Lift Alterations by, or any negligence or willful misconduct of, Tenant, any party claiming by, through or under Tenant, their (direct or indirect) owners, or any of their respective beneficiaries, trustees, officers, directors, employees, agents, contractors, or licensees, or (ii) any breach by Tenant of any representation, covenant or other term contained in this Paragraph 1(b), except to the extent such Claim arises from the gross negligence or willful misconduct of any Indemnified Party.

(v) The Lift Alterations and Tenant's use of the Exterior Lift Area shall comply with all applicable Laws and the specifications of the manufacturer of the Lift.  Tenant, at its expense, shall obtain any governmental permits and approvals that may be required for Tenant lawfully to perform the Lift Alterations and use the Exterior Lift Area as provided herein (provided, however, that, if Landlord has approved the proposed Lift Alterations, Landlord shall reasonably cooperate with Tenant, at no cost or liability to Landlord, in executing any permit applications and performing any other ministerial acts that may be reasonably necessary to enable Tenant to obtain such permits and approvals).  Notwithstanding any provision herein to the contrary, at the expiration or earlier termination of this Lease, Tenant, at its expense, shall (x) remove any Lift Alterations (other than any electrical panels), (y) repair any resulting damage to the parking areas within the Exterior Parking Area, the Building, and Complex, and (z) restore the affected portions of the Exterior Lift Area to its condition existing before the installation of such Lift Alterations (including restriping of any parking spaces).  If Tenant fails to complete such removal, repair or restoration when required, Landlord may do so and Tenant shall reimburse Landlord the reasonable cost thereof within thirty (30) days after receipt of written request.  Tenant shall reimburse Landlord, on a monthly basis within thirty (30) days after billing by Landlord, for all electrical costs, if any, incurred by Landlord as a result of providing electricity, if any, to the Lift Alterations and/or the Exterior Lift Area

(z) Condition Precedent.  This Lease shall not be operative or deemed effective for any purpose whatsoever unless and until (a) the written consent of Landlord’s current Mortgagee (the “Mortgagee”) to this Lease and to the lease termination agreement (“Lease Termination Agreement”) between Landlord and Semiconductor Equipment and Materials International, Inc. (“SEMI”) have been obtained and (b) SEMI has paid to Tenant the SEMI Surrender Payment as described in Section 5.7 of the Work Letter.  Landlord shall use diligent good faith efforts to obtain the Mortgagee’s consent and to cause SEMI to make the SEMI Surrender Payment and will promptly respond to inquiries from Tenant regarding the status of either endeavor with an appropriate update.  If such consent is not obtained and/or the SEMI Surrender Payment has not been paid to Tenant within sixty (60) days following the date hereof, either Landlord or Tenant shall have the right to terminate this Lease by providing written notice thereof to the other unless the Mortgagee’s consent is obtained and/or the SEMI Surrender Payment is delivered to Tenant prior to the giving of any such notice, in which event such notice shall be of no force or effect.  If such written notice of termination is given following the lapse of such sixty (60) day period and prior to the Mortgagee’s consent being obtained and the SEMI Surrender Payment being delivered to Tenant, this Lease shall be deemed null and void and neither Landlord nor Tenant shall have any liability or obligations to the other hereunder.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Landlord and Tenant have executed and delivered this Lease as of the Effective Date.

Arch
LANDLORD: SP ZANKER PROPERTY LLC, a Delaware limited liability company
By: Sahadi Properties, L.P., a California limited partnership

	By:	/s/ Stephen B. Sahadi
	Name:	Stephen B. Sahadi
	Its:	Managing Partner

Arch
TENANT: NEOPHOTONICS CORPORATION

	By:	/s/ Timothy S. Jenks
	Name:	Timothy S. Jenks
	Its:	President, Chief Executive Officer and Chairman of the Board of Directors

LIST OF EXHIBITS

Exhibit A-1Site Plan

Exhibit A-2Legal Description of the Land

Exhibit A-3Configuration of the Premises

Exhibit BAmendment to Lease

Exhibit CTenant Work Letter

Attachment 1Final Space Plan

Attachment 2Surrender Plans

Exhibit DRules and Regulations

Exhibit EEnvironmental Questionnaire

Exhibit FForm of Estoppel Certificate

Exhibit GForm of Current Mortgagee’s Estoppel Certificate

Exhibit HForm of Current Mortgagee’s SNDA

Exhibit ITenant’s Logo For Signs

Exhibit J-1Sample Statement of Direct Expenses

Exhibit J-2[Reserved]

EXHIBIT A-1

SITE PLAN

3081 ZANKER ROAD SITE PLAN

MONTAGUE EXPWY
SIGNAGE
SIGNAGE
3081 ZANKER ROAD
64,000 SF
AUTO COURT
SIGNAGE
ZANKER ROAD
ADVANTEST

◆ 64,000 SQ.FT AVAILABLE ◆

3

1

EXHIBIT A-2

LEGAL DESCRIPTION

All that certain real property situate in the City of San Jose, County of Santa Clara, State of California, described as follows:

PARCEL ONE:

Parcel 1, as shown upon that certain Map entitled, “Parcel Map, being a Re-Subdivision of Lots 1, 2 and 11 as shown upon that certain Tract Map No. 6740 Filed in Book 462 of Maps at pages 21 through 24, Santa Clara County Records, San Jose, California,” and which map was filed for record September 11, 1984 in Book 533 of Maps at Pages 44 and 45, Santa Clara County Records.

PARCEL TWO:

A portion of that certain real property situate in the City of San Jose, County of Santa Clara, State of California, described as Parcel 2, as shown upon that certain Parcel Map filed for record September 11, 1984 in Book 533 of Maps at pages 44 and 45 Santa Clara County Records, more particularly described as follows:

Beginning at the most Easterly corner of Parcel 2; thence N. 30 deg. 04' 00" W. 165.56 feet along the Northeasterly line of said Parcel 2; thence continuing along said Northeasterly line and its prolongation thereof, S. 55 deg. 13' 40" W. 53.30 feet; thence S. 34 deg. 46' 20" E. 165.00 feet to a point on the Southeasterly line of said Parcel 2; thence N. 55 deg. 13' 40" E. 39.72 feet to the point of beginning, as approved by that certain Lot Line Adjustment recorded June 21, 1990 in Book L 395, page 0291, Official Records.

EXCEPTING FROM Parcel One and Parcel Two above, all minerals and mineral rights interests, and royalties, including without limiting the generality thereof, oil, gas and other hydrocarbon substances, as well as metallic or other solid minerals which lie below a point 500 feet below the surface, without, however, any right of surface entry in connection therewith, as reserved in the deed executed by Southern Pacific Transportation Company, recorded on October 11, 1988 in Book K 712, page 2203, Official Records.

PARCEL THREE:

An easement 10.00 feet in width for the purpose of storm drainage, as described in that certain Storm Drain Easement Agreement, recorded on September 23, 1988 in Book K 692, page 2131 of Official Records, said easement being a portion of Parcel 2, as shown upon that certain map entitled, “Parcel Map,” which Map was filed for record in the office of the Recorder of Santa Clara County, State of California, on September 11, 1984 in Book 533

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of Maps, at pages 44 and 45, and lying 5.00 feet on both sides of the following described centerline:

Commencing at the most easterly corner of Parcel 2, said point also being a common corner to both Parcel 1 and Parcel 2 of said Parcel Map; thence North 30 deg. 04' 00" West along the boundary line common to said Parcels, 112.47 feet to the Point of Beginning of this description; thence South 63 deg. 10' 13" West, 387.43 feet; thence South 51 deg. 48' 19" West, 153.86 feet; thence South 19 deg. 59' 08" East, 147.46 feet; thence South 45 deg. 05' 00" West 49.69 feet; thence South 60 deg. 47' 00" West, 5.44 feet to the Point of Termination of this description; said point also being on the southwesterly boundary line of Parcel 2 and the northeasterly right-of-way line of North First Street and bears North 30 deg. 04' 00" West, 5.66 feet from the most southerly corner of said Parcel 2.

Excepting therefrom that portion thereof that lies within Parcel Two hereinabove described.

Said easement is appurtenant to and for the benefit of Parcels One and Two hereinabove described.

PARCEL FOUR:

An easement 10.00 feet in width for the purpose of storm drainage, as described in that certain Storm Drain Easement Agreement, recorded on September 23, 1988 in Book K 692, page 2131 of Official Records, said easement being a portion of Parcel 2, as shown upon that certain map entitled, “Parcel Map,” which Map was filed for record in the office of the Recorder of Santa Clara County, State of California, on September 11, 1984 in Book 533 of Maps, at pages 44 and 45, and lying 5.00 feet on both sides of the following described centerline:

Commencing at the most northerly corner of Parcel 2, said point also being a common corner to both Parcel 1 and Parcel 2 of said Parcel Map; thence South 30 deg. 04' 00" East along the boundary line common to said Parcels, 95.91 feet to the Point of Beginning of this description; thence South 87 deg. 47' 28" West, 79.22 feet; thence South 59 deg. 53' 47" West, 109.41 feet; thence South 49 deg. 24' 57" West 319.63 feet; thence South 63 deg. 34' 00" West, 81.86 feet to the Point of Termination of this description; said point also being on both southwesterly boundary line of Parcel 2 and the northeasterly right-of-way line of North First Street and bears South 30 deg. 04' 00" East, 86.40 feet from the southerly terminus of the 70.00 foot radius curve at the westerly corner of said Parcel 2.

Said easement is appurtenant to and for the benefit of Parcels One and Two hereinabove described.

PARCEL FIVE:

AN EASEMENT 30.00 FEET IN WIDTH FOR THE PURPOSE OF INGRESS AND EGRESS AS DESCRIBED IN THAT CERTAIN AMENDMENT NO. 1 TO RECIPROCAL ACCESS

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EASEMENT AGREEMENT RECORDED ON JULY 28, 1989 IN BOOK L037, PAGE 791 OF OFFICIAL RECORDS, SAID EASEMENT BEING A PORTION OF PARCEL 2, AS SHOWN UPON THAT CERTAIN MAP ENTITLED, "PARCEL MAP", WHICH MAP WAS FILED FOR RECORD IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA ON SEPTEMBER 11, 1984 IN BOOK 533 OF MAPS, AT PAGES 44 AND 45, THE CENTERLINE OF SAID EASEMENT BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHEASTERLY CORNER OF SAID PARCEL 2; THENCE ALONG THE NORTHEASTERLY LINE OF SAID PARCEL NORTH 30° 04' 00" WEST 41.14 FEET TO A LINE PARALLEL WITH AND 41.00 FEET NORTHWESTERLY OF, MEASURED AT RIGHT ANGLES TO, THE SOUTHEASTERLY LINE OF SAID PARCEL, SAID POINT BEING THE TRUE POINT OF BEGINNING OF THIS DESCRIPTION; THENCE ALONG SAID PARALLEL LINE SOUTH 55° 13' 40" WEST 377.15 FEET; THENCE LEAVING SAID PARALLEL LINE SOUTHWESTERLY AND WESTERLY ALONG A TANGENT CURVE TO THE RIGHT WITH A RADIUS OF 150.00 FEET, THROUGH A CENTRAL ANGLE OF 48° 58' 50", AN ARC LENGTH OF 128.23 FEET TO A POINT OF REVERSE CURVATURE; THENCE WESTERLY AND SOUTHWESTERLY ALONG A CURVE TO THE LEFT WITH A RADIUS OF 150.00 FEET, THROUGH A CENTRAL ANGLE OF 40° 15' 30", AN ARC LENGTH OF 115.91 FEET; THENCE SOUTH 59° 56' 00" WEST 20.05 FEET TO THE SOUTHWESTERLY LINE OF SAID PARCEL, SAID POINT BEING THE TERMINUS OF THIS EASEMENT.  THE NORTHEASTERLY TERMINAL LINE BEING THE SAID NORTHEASTERLY LINE OF SAID PARCEL, THE SOUTHWESTERLY TERMINAL LINE BEING THE SAID SOUTHWESTERLY LINE OF SAID PARCEL.

EXCEPTING THEREFROM THAT PORTION THEREOF THAT LIES WITHIN PARCEL TWO HEREINABOVE DESCRIBED.

Said easement is appurtenant to and for the benefit of Parcels One and Two hereinabove described.

APN:  101-30-001

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EXHIBIT A-3

PREMISES

3081 ZANKER ROAD

FIRST FLOOR AS-BUILT

OPEN-AIR PATIO
OFFICE 108 s.f.
OFFICE 172 s.f.
OFFICE 152 s.f.
OFFICE 156 s.f.
OFFICE 149 s.f.
HALL
EMPLOYEE ENTRANCE
LUNCH ROOM 839 s.f.
RR
OFFICE 152 s.f.
OFFICE 152 s.f.
OFFICE 146 s.f.
VIDEO CONFERENCE 269 s.f.
OFFICE 126 s.f.
OFFICE 127 s.f.
OFFICE 134 s.f.
OFFICE 126 s.f.
OFFICE 126 s.f.
OFFICE 127 s.f.
OFFICE 127 s.f.
STOCK ROOM
OFFICE SUPPLY
MAIL ROOM
JAN
OPEN OFFICE 3289 s.f.
MECH. EQUIP.
HALL
N.O.C.
I.T. STO.
TEL.
FILE CABINETS BELOW
RECEPT.
H/C ACCESS
OPEN BELOW
LOBBY
BUSINESS CENTER/OFFICE
SEMINAR ROOM #2 925 s.f.
OPEN WORK AREA 506 s.f.
OFFICE 130 s.f.
STO.
OFFICE 205 s.f.
OPEN OFFICE 3388 sf
SERVER
P.C. WORK AREA 244 s.f.
REGISTRATION
1- HR. CORRIDOR
1-HR. CORRIDOR
OPEN OFFICE 1687 s.f.
OFFICE 129 s.f.
OFFICE 126 s.f.
A.S.R.
GYM
OFFICE 120 s.f.
OFFICE 125 s.f.
OFFICE 120 s.f.
SEMINAR ROOM #1 985 s.f.
SEMINAR ROOM #1 1012 s.f.
STORAGE
TRAINING 360 s.f.
EXIT
OFFICE 102 s.f.
OFFICE 102 s.f.
OFFICE 102 s.f.
OFFICE 111 s.f.
OFFICE 128 s.f.
ELEC. ROOM
WORK AREA
CONF. 201 s.f.
OFFICE 143 s.f.
OFFICE 144 s.f.
OFFICE 149 s.f.

AS-BUILT FLOORPLAN

±32,000 RSF

- Private offices
- Conference rooms
- Break areas

Private Offices. 17	Conference Rooms 7

◆ 64,000 SQ.FT AVAILABLE ◆

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3081 ZANKER ROAD

SECOND FLOOR AS-BUILT

CONFERENCE 184 sf
OFFICE 121 sf
OFFICE 128 sf
VP OFFICE 231 sf
OFFICE 117 sf
OFFICE 108 sf
OFFICE 108 sf
OFFICE 108 sf
OFFICE 103 sf
CONFERENCE 174 sf
OFFICE 125 sf
OFFICE 129 sf
OFFICE 126 sf
CEO OFFICE 240 sf
CONF 300 sf
VP OFFICE 263 sf
OPEN OFFICE 3071 s.f.
OFFICE 115 sf
OFFICE 115 sf
TOILET
PRESIDENT'S OFFICE 474 sf
OFFICE 122 sf
STORAGE
RR
HVAC SHAFT
GALLERY
STORAGE
HALL
ELEV
OPEN OFFICE 1139 s.f.
IDF
CONFERENCE 247 sf
MAIL
VP-HR OFFICE 231 sf
OPEN OFFICE 4955 s.f.
HVAC SHAFT
COPY / FAX 235 sf
OPEN TO BELOW
STORAGE
CONFERENCE 407 sf
VAULT 306 sf
KITCHEN 146 sf
HALL
OFFICE 135 sf
1-HOUR STAIR #2
RR
STORAGE
CONFERENCE 270 sf
OFFICE 133 sf
OPEN OFFICE 761 s.f.
OPEN OFFICE 1186 s.f.
EMPLOYEE BREAK SPACE 656 sf
OFFICE 110 sf
OFFICE 122 sf
OFFICE 122 sf
OFFICE 164 sf
OFFICE 107 sf
OFFICE 110 sf
OFFICE 108 sf
OFFICE 110 sf
OFFICE 142 sf
OFFICE 106 sf
OFFICE 138 sf
CONFERENCE 129 sf
OFFICE 119 sf
OFFICE 119 sf
VP OFFICE 235 sf
CONF. 249 sf
OFFICE 122 sf
OFFICE 191 sf
BOARDROOM 633 s.f.
CREDENZA
VCR
TV
AUDIO
PANTRY 173 sf
OFFICE 148 sf
OFFICE 152 sf
OFFICE 142 sf
OFFICE 141 sf
OFFICE 239 sf
OFFICE 172 sf
OFFICE 186 sf
VENDING
OPEN-AIR PATIO

AS-BUILT FLOORPLAN

±32,000 RSF

- Private offices
- Conference rooms
- Break areas

Private Offices 43	Conference Rooms 8

◆ 64,000 SQ.FT AVAILABLE ◆

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EXHIBIT B

AMENDMENT TO LEASE

THIS AMENDMENT TO LEASE (“Amendment”) is made and entered into effective as of _________________, 20__, by and between SP ZANKER PROPERTY LLC, a Delaware limited liability company (“Landlord”), and NEOPHOTONICS CORPORATION, a Delaware corporation (“Tenant”).

r e c i t a l s :

A.Landlord and Tenant entered into that certain Lease Agreement dated as of __________________, 20___ (the “Lease”) pursuant to which Landlord leased to Tenant and Tenant leased from Landlord certain “Premises”, as described in the Lease, in that certain Building located at 3081 Zanker Road, San Jose, California.

B.Except as otherwise set forth herein, all capitalized terms used in this Amendment shall have the same meaning as such terms have in the Lease.

C.Landlord and Tenant desire to amend the Lease to confirm the Commencement Date and the Expiration Date of the Term, as hereinafter provided.

NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Confirmation of Dates.  The parties hereby confirm that the Term commenced as of ____________________ (the “Commencement Date”) for a term of _________________________ months ending on _______________________ (the “Expiration Date”), unless sooner terminated as provided in the Lease.  The parties further confirm that the Rent Commencement Date is ____________, 20__ and that the Additional Rent Commencement Date is _____________, 20__.

2.Base Rent Schedule.  The parties hereby confirm that the Base Rent Schedule is as follows:  [To be inserted].

3.No Further Modification.  Except as set forth in this Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect.

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IN WITNESS WHEREOF, this Amendment to Lease has been executed as of the day and year first above written.

“Landlord”:

SP ZANKER PROPERTY LLC,
a Delaware limited liability company

By:   Sahadi Properties, L.P.,

         a California limited partnership

         By: ______________________________
                                                                                              Stephen B. Sahadi, Managing Partner

“Tenant”:

NEOPHOTONICS CORPORATION, a Delaware corporation

By:
Name:
Its:

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EXHIBIT C

TENANT WORK LETTER

This Tenant Work Letter ("Tenant Work Letter") shall set forth the terms and conditions relating to the construction of the Premises.  All references in this Tenant Work Letter to the "Lease" shall mean the relevant portions of the Lease to which this Tenant Work Letter is attached as Exhibit C.

SECTION 1

AS –IS CONDITION

Tenant hereby accepts the Building in its current “AS-IS” condition existing as of the date of the Lease and the Commencement Date.  Landlord shall not be obligated to make or pay for any alterations or improvements to the Building, the Complex, or the Property.

SECTION 2

TENANT IMPROVEMENTS

Tenant shall be solely responsible for all costs relating to the design and construction of Tenant's improvements that are affixed to the Premises (the "Tenant Improvements").  The design and construction of the Tenant Improvements shall be governed by the terms of this Tenant Work Letter.

SECTION 3

CONSTRUCTION DRAWINGS

3.1Selection of Architect/Construction Drawings.  Tenant shall retain an architect (the "Architect”) approved by Landlord, which approval shall not be unreasonably withheld, to prepare the Construction Drawings.  Landlord hereby approves TDS Architects, Inc., 2060 Clarmar Way, Suite 200, San Jose, CA 95128 (“TDS”), as the Architect.  Tenant shall retain (or shall cause the Architect or, on a design-build basis, the Contractor to) engineering consultants approved by Landlord (the "Engineers"), which approval shall not be unreasonably withheld (if Landlord fails to notify Tenant of Landlord's approval or disapproval of any such Engineers within such ten (10) business day period, Landlord will be deemed to have approved such Engineers), to prepare all plans and engineering working drawings relating to the structural, mechanical, electrical, plumbing, HVAC, life-safety, and sprinkler work in the Premises.  The plans and drawings to be prepared by Architect and the Engineers hereunder shall be known collectively as the "Construction Drawings."  All Construction Drawings shall be subject to Landlord's approval.  Tenant and Architect shall verify, in the field, the dimensions and conditions as shown on the relevant portions of the base building plans, and Tenant and Architect shall be solely responsible for the same, and Landlord shall have no responsibility in connection therewith.  Landlord's review of the Construction Drawings as set forth in this Section 3, shall be for its sole purpose and shall not imply Landlord's review of the same, or obligate Landlord to review the same, for quality, design, code compliance or other like matters.  Accordingly, notwithstanding that any Construction Drawings are reviewed by Landlord or its space planner, architect, engineers and consultants, and notwithstanding any advice or assistance which may be rendered to Tenant by Landlord or Landlord's space planner, architect, engineers, and consultants, Landlord shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in the Construction Drawings.

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3.2Final Space Plan.  Tenant has provided to Landlord space plans covering the first and second floor of the Building (collectively, the "Final Space Plan"), which includes a layout and designation of all offices, rooms and other partitioning, their intended use, and equipment to be contained therein.  A copy of the Final Space Plan is attached to this Tenant Work Letter as Attachment 1 hereto.  Landlord hereby approves the Final Space Plan, provided that (a) Landlord may request clarification or more specific drawings for special use items not included in the Final Space Plan and (b) Tenant may make revisions to the Final Space Plan, in which case Tenant shall obtain Landlord’s prior written consent to such changes and Landlord shall not unreasonably withhold, delay or condition its consent to such changes.

3.3Final Working Drawings.  Tenant shall cause the Architect and the Engineers to complete the architectural and engineering drawings for the Tenant Improvements, and cause the Architect to compile a fully coordinated set of architectural, structural, mechanical, electrical and plumbing working drawings in a form which is consistent with and a logical evolution of the Final Space Plan (as the same may be amended pursuant to Section 3.2)  so as to allow subcontractors to bid on the work and to obtain all applicable permits for the Tenant Improvements (collectively, the "Final Working Drawings"), and shall submit the same to Landlord for Landlord's approval.  Tenant shall supply Landlord with four (4) copies signed by Tenant of such Final Working Drawings.  Landlord shall advise Tenant within twenty (20) days after Landlord's receipt of the Final Working Drawings for the Premises if the same is unsatisfactory or incomplete in any respect, in which event Landlord shall include in its notice of disapproval a reasonably detailed explanation as to which items are not satisfactory or complete and the reason(s) therefor.  If Landlord fails to notify Tenant of Landlord’s approval or disapproval within such ten (10) business day period, Tenant shall have the right to provide Landlord with a second written request for approval (a “Second Request”) that contains the following statement in bold and capital letters:  “THIS IS A SECOND REQUEST FOR APPROVAL OF PLANS PURSUANT TO THE PROVISIONS OF SECTION 3 OF THE TENANT WORK LETTER.  IF LANDLORD FAILS TO RESPOND WITHIN FIVE (5) BUSINESS DAYS AFTER RECEIPT OF THIS NOTICE, THEN LANDLORD SHALL BE DEEMED TO HAVE APPROVED THE PLANS DESCRIBED HEREIN.”  If Landlord fails to respond to such Second Request within five (5) business days after receipt by Landlord, the Final Working Drawings in question shall be deemed approved by Landlord.  If Tenant is so advised, Tenant shall promptly (i) revise the Final Working Drawings in accordance with such review and any disapproval of Landlord in connection therewith, and (ii) deliver such revised Final Working Drawings to Landlord.  Landlord shall approve or disapprove the resubmitted Final Working Drawings, based upon the criteria set forth in this Section 3.3, within ten (10) business days after Landlord receives such resubmitted Final Working Drawings.  Such procedure shall be repeated until the Final Working Drawings are approved; provided, however, that if Landlord fails to notify Tenant of Landlord's approval or disapproval of any iteration of the Final Working Drawings within the ten (10) business day review period for approval or disapproval thereof, Landlord will be deemed to have approved such iteration of the Final Working Drawings.

3.4Approved Working Drawings.  The Final Working Drawings shall be approved by Landlord (the "Approved Working Drawings”) prior to the commencement of construction of the Premises by Tenant.  After approval by Landlord of the Final Working Drawings, Tenant shall promptly submit the same to the appropriate governmental authorities for all applicable building permits.  Tenant hereby agrees that neither Landlord nor Landlord's consultants shall be responsible for obtaining any building permit or certificate of occupancy for the Premises and that obtaining the same shall be Tenant's responsibility; provided, however, that Landlord shall cooperate with Tenant in executing permit applications and performing other ministerial acts reasonably necessary to enable Tenant to obtain any such permit or certificate of occupancy.

3.5Change Orders.  In the event Tenant desires to change the Approved Working Drawings, Tenant shall deliver notice (the "Drawing Change Notice") of the same to Landlord, setting forth in detail the changes (the "Tenant Change") Tenant desires to make to the Approved Working Drawings.  Landlord

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shall, within ten (10) business days of receipt of a Drawing Change Notice, either (i) approve the Tenant Change, or (ii) disapprove the Tenant Change and deliver a notice to Tenant specifying in reasonably sufficient detail the reasons for Landlord's disapproval.  Any additional costs which arise in connection with such Tenant Change shall be paid by Tenant pursuant to this Work Letter.

SECTION 4

CONSTRUCTION OF THE TENANT IMPROVEMENTS

4.1Tenant's Selection of Contractor and Tenant's Agents.

4.1.4The Contractor.  Tenant shall select a general contractor reasonably approved in advance by Landlord (“Contractor”) construct the Tenant Improvements.  Landlord shall notify Tenant of Landlord's approval or disapproval of such Contractor within ten (10) business days following notice to Landlord of Tenant's selection; if Landlord fails to timely notify Tenant of Landlord's approval or disapproval, Landlord will be deemed to have approved such Contractor.

4.1.2Tenant's Agents.  All subcontractors, laborers, materialmen, and suppliers used by Tenant in connection with the Tenant Improvements and the Contractor are referred to collectively as "Tenant's Agents."  The mechanical, electrical and plumbing subcontractors used by Tenant (but not any other subcontractors or any materialmen or suppliers) must be approved in writing by Landlord, which approval shall not be unreasonably withheld or delayed.  Landlord will notify Tenant within ten (10) business days following Tenant's notice to Landlord of the identity of any such subcontractors, if Landlord approves or disapproves such subcontractors; if Landlord fails to timely notify Tenant of Landlord's approval or disapproval of such subcontractors, Landlord will be deemed to have approved such subcontractors.

4.2Construction of Tenant Improvements by Tenant's Agents.

4.2.1Construction Contract; Cost Budget.  Prior to Tenant's execution of the construction contract and general conditions with Contractor (the "Contract"), Tenant shall submit the Contract to Landlord for its records.  Prior to the commencement of the construction of the Tenant Improvements, and after Tenant has accepted all bids for the Tenant Improvements, Tenant shall provide Landlord with a written detailed cost breakdown (the "Final Costs Statement"), by trade, of the final costs to be incurred, or which have been incurred, in connection with the design and construction of the Tenant Improvements to be performed by or at the direction of Tenant or the Contractor (which costs form a basis for the amount of the Contract, if any (the "Final Costs").

4.2.2Tenant's Agents.

4.2.2.1Landlord's General Conditions for Tenant's Agents and Tenant Improvement Work.  Tenant's and Tenant's Agents' construction of the Tenant Improvements shall comply with the following:  (i) the Tenant Improvements shall be constructed in strict accordance with the Approved Working Drawings; (ii) Tenant and Tenant's Agents shall not, in any way, interfere with, obstruct, or delay, the work of any of Landlord’s contractors and subcontractors or the operations at the Complex; and (iii) Tenant shall abide by all reasonable rules made by Landlord or Landlord's property manager with respect to the use of freight, loading dock and service elevators, storage of materials, and any other matter in connection with this Tenant Work Letter, including, without limitation, the construction of the Tenant Improvements.

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4.2.2.2Coordination Fee.  Tenant shall pay Landlord a Landlord coordination fee of two percent (2%) of the hard costs of the Tenant Improvements.  Such fee shall be due and payable within thirty (30) days after the completion of the Tenant Improvements.

4.2.2.3[OMITTED].

4.2.2.4Insurance Requirements.

4.2.2.4.1 General Coverages.  All of Tenant's Agents shall carry worker's compensation insurance covering all of their respective employees, and carry commercial liability insurance, and such other insurance as is required by and shall comply with the requirements of Paragraphs 17(b)(iii), (v), (vi) and (vii) and Paragraph 17(e) of the Lease.

4.2.2.4.2  Special Coverages.  During construction of the Tenant Improvements, Tenant shall carry "Builder's All Risk" or “Course of Construction” insurance in an amount approved by Landlord on a non-reporting basis (but in no event greater than 100% of the completed insurable value of the Improvements) covering the construction of the Improvements (at Tenant's option, Tenant shall cause Contractor to carry such Builder's All Risk insurance), and such other insurance as Landlord may reasonably require; it being understood and agreed that the Improvements shall be insured by Tenant pursuant to this Lease immediately upon completion thereof.

4.2.3Governmental Compliance.  The Tenant Improvements shall comply in all respects with the following:  (i) all building codes and other state, federal, city or quasi-governmental codes, ordinances regulations and other Laws, as each may apply according to the rulings of the controlling public official, agent or other person; (ii) applicable standards of the American Insurance Association (formerly, the National Board of Fire Underwriters) and the National Electrical Code; and (iii) building material manufacturer's specifications.

4.2.4Inspection by Landlord.  Landlord shall have the right to inspect the Tenant Improvements at all times, provided however, that Landlord shall not interfere with the construction of the Tenant Improvements and Landlord's failure to inspect the Tenant Improvements shall in no event constitute a waiver of any of Landlord's rights hereunder nor shall Landlord's inspection of the Tenant Improvements constitute Landlord's approval of the same.  Should Landlord reasonably disapprove any portion of the Tenant Improvements, Landlord shall notify Tenant in writing of such disapproval and shall specify the items disapproved.  Any defects or deviations in, and/or disapproval by Landlord of, the Tenant Improvements shall be rectified by Tenant at no expense to Landlord, provided however, that in the event Landlord determines that a defect or deviation exists or disapproves of any matter in connection with any portion of the Tenant Improvements and such defect, deviation or matter might adversely affect the mechanical, electrical, plumbing, heating, ventilating and air conditioning or life-safety systems of the Building, the structure or exterior appearance of the Building or any other tenant's use of such other tenant's leased premises, Landlord may, take such action as Landlord deems necessary, at Tenant's expense and without incurring any liability on Landlord's part, to correct any such defect, deviation and/or matter, including, without limitation, causing the cessation of performance of the construction of the Tenant Improvements until such time as the defect, deviation and/or matter is corrected to Landlord's satisfaction.  Landlord shall perform any such correction in a diligent and timely manner so as to minimize any delay in the construction of the Tenant Improvements.

4.2.5Meetings.  Tenant shall hold weekly meetings at a reasonable time, with the Architect and the Contractor regarding the progress of the preparation of Construction Drawings and the construction of the Tenant Improvements, which meetings shall be held at on a mutually acceptable location, and Landlord and/or its agents shall receive prior notice of, and shall have the right to attend, all

4

such meetings, and, upon Landlord's request, certain of Tenant's Agents shall attend such meetings.  In addition, minutes shall be taken at all such meetings, a copy of which minutes shall be promptly delivered to Landlord.  During the course of construction, one such meeting each month shall include the review of Contractor's current request for payment.

4.3Notice of Completion; Copy of "As Built" Plans.  Within ten (10) days after completion of construction of the Tenant Improvements, Tenant shall cause a Notice of Completion to be recorded in the office of the Recorder of the County in which the Building is located in accordance with Section 8182 of the Civil Code of the State of California or any successor statute, and shall furnish a copy thereof to Landlord upon such recordation.  If Tenant fails to do so, Landlord may execute and file the same on behalf of Tenant as Tenant's agent for such purpose, at Tenant's sole cost and expense.  At the conclusion of construction, (i) Tenant shall cause the Architect and Contractor (A) to update the Approved Working Drawings as necessary to reflect all changes made to the Approved Working Drawings during the course of construction, (B) to certify to the best of their knowledge that the "record-set" of as-built drawings are true and correct, which certification shall survive the expiration or termination of the Lease, (C) to deliver to Landlord three (3) sets of sepias and electronic copies (in CAD and pdf format) of such drawings within ninety (90) days following issuance of a certificate of occupancy for the Premises, and (D) to deliver to Landlord electronic copies (in CAD and pdf format) of the Approved Working Drawings, and (ii) Tenant shall deliver to Landlord a copy of all warranties, guaranties, and operating manuals and information relating to the improvements, equipment, and systems in the Premises.

4.4Coordination by Tenant's Agents with Landlord.  Upon Tenant's delivery of the Contract to Landlord under Section 4.2.1 of this Tenant Work Letter, Tenant shall furnish Landlord with a schedule setting forth the projected date of the completion of the Tenant Improvements and showing the critical time deadlines for each phase, item or trade relating to the construction of the Tenant Improvements.

SECTION 5

MISCELLANEOUS

5.1Tenant's Representative.  Tenant has designated Gerry Reed (gerry.reed@neophotonics.com) as its sole representative with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Landlord, shall have full authority and responsibility to act on behalf of the Tenant as required in this Tenant Work Letter.

5.2Landlord's Representatives.  Landlord has designated Fred Sahadi (sahadi@sahadi.net) and/or Tony Yaccarine (ayaccarine@teamwrkx.com) as its sole representatives with respect to the matters set forth in this Tenant Work Letter, each of whom, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Tenant Work Letter.

5.3Time of the Essence in This Tenant Work Letter.  Unless otherwise indicated, all references herein to a "number of days" shall mean and refer to calendar days.  If any item requiring approval is timely disapproved by Landlord, the procedure for preparation of the document and approval thereof shall be repeated until the document is approved by Landlord.

5.4No Miscellaneous Charges.  Prior to the Commencement Date, during the construction of the Improvements, and subject to compliance with Landlord's reasonable and customary construction rules and regulations applicable to the Building (as the same are in effect on the date of this Lease), and if and to the extent reasonably available, Tenant may use the following items, free of charge, during such times as are reasonably necessary to Tenant's construction schedule, furniture and equipment delivery and relocation activities, on a nonexclusive basis, and in a manner and to the extent reasonably necessary to perform the

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Improvements:  hoists, freight elevators, loading docks, utilities, and toilets.  Notwithstanding the foregoing, if Tenant or Contractor or other agents require any of the foregoing in connection with any use reasonably unrelated to Tenant's construction and/or installation of the Tenant Improvements, Tenant shall pay the applicable cost of such service.

5.5Tenant's Lease Default.  Notwithstanding any provision to the contrary contained in the Lease, if a Default by Tenant of this Tenant Work Letter or the Lease has occurred at any time on or before the substantial completion of the Tenant Improvements, then (i) in addition to all other rights and remedies granted to Landlord pursuant to the Lease, at law and/or in equity, Landlord may cause Contractor to cease the construction of the Tenant Improvements (in which case, Tenant shall be responsible for any delay in the substantial completion of the Premises caused by such work stoppage), and (ii) all other obligations of Landlord under the terms of this Tenant Work Letter shall be forgiven until such time as such default is cured pursuant to the terms of the Lease (in which case, Tenant shall be responsible for any delay in the substantial completion of the Premises caused by such inaction by Landlord).  Notwithstanding the foregoing, if a Default by Tenant is cured, forgiven or waived, Landlord's suspended obligations shall be fully reinstated and resumed, effective immediately.

5.6.Conflict With Lease.  In the event of any conflict between the terms of the Lease and the terms of this Tenant Work Letter, the terms of this Tenant Work Letter shall control.

5.7Surrender Plans.  Landlord has advised Tenant that Landlord and SEMI are parties to a lease (the “SEMI Lease”) pursuant to which SEMI currently leases the Premises, and that pursuant to the Lease Termination Agreement between SEMI and Landlord, SEMI and Landlord have agreed to terminate the SEMI Lease effective as of December 31, 2016.  Pursuant to the Lease Termination Agreement, SEMI has agreed, among other things, to make a direct payment to Tenant in the amount of Two Million Forty-Eight Thousand and No/100 Dollars ($2,048,000.00) (the “SEMI Surrender Payment”) in exchange for Tenant’s agreement to assume SEMI’s obligations to complete certain restoration and repair work at the Premises that SEMI otherwise would be required to complete at the time SEMI surrenders the Premises (the “SEMI Surrender Obligations”).  Provided that the SEMI Surrender Payment is delivered to Tenant in accordance with Paragraph 48(z) of the Lease, Tenant hereby agrees to assume SEMI’s Surrender Obligations, it being understood and agreed that SEMI’s Surrender Obligations consist of the renovation and restoration work (the “Required Renovations”) described on Attachment 2 hereto, including the construction notes therein (the “Surrender Plans”), and the obligations in Paragraph 9(b) of the Lease.   Tenant shall be required to complete such work as and when set forth in this Paragraph 5.7.  At least nine (9) months before the expiration of the Term or prior termination of the Lease, Tenant at its sole cost and expense shall commence to perform and shall diligently prosecute to completion the Required Renovations, provided that in all events the Required Renovations shall be completed prior to the Expiration Date or the prior termination of the Term.  Landlord shall have the right to reduce the scope of the renovation and restoration work by reasonable prior notice to Tenant, provided that if Landlord wishes to increase the scope of such work, Landlord shall notify Tenant thereof at least thirty (30) days prior to the Expiration Date and shall reimburse Tenant for any increased costs incurred in connection with such increased scope of work.  Tenant’s completion of the Required Renovations shall be governed by and subject to the provisions of Paragraph 9(b) and Paragraph 11 of the Lease.

5.8Lobby Area.  Tenant has advised Landlord that as part of or after completion of the Tenant Improvements, Tenant may wish to make changes to the lobby area to reduce the ceiling height of the lobby from two floors to one floor (the “Lobby Changes”).  If Tenant desires to make Lobby Changes as part of the Tenant Improvements, such changes shall be set forth in the Construction Drawings and shall be subject to the other terms and conditions of this Tenant Work Letter.  If Tenant desires to make Lobby Changes after the completion of the Tenant Improvements, such changes shall be subject to the applicable provisions

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of the Lease governing Alterations (including without limitation Paragraph 11 of the Lease).  Subject to the foregoing, Landlord consents to Tenant’s making of the Lobby Changes.

6.1Extension of Time; Blackout Period.  Notwithstanding anything in this Tenant Work Letter to the contrary, if the time period for Landlord’s consent, approval or other response would fall during the Blackout Period, then for each such day falling during the Blackout Period, the time period for Landlord to consent, approve or respond to any request from Tenant under this Tenant Work Letter shall be extended on a day-for-day basis.

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ATTACHMENT 1 TO EXHIBIT C

FINAL SPACE PLAN

First Floor

Electronics Lab
1
9000 sf
200 Benches
Logistics/Storage
1
1300 sf
LUNCH ROOM
131
839 s.f.
56 OCCUPANTS
Electronics Lab
2
4500 s.f.
SERVER
104
416 s.f.
LOBBY
100
2374 s.f.
TRAINING ROOM
165
925 s.f.
TRAINING ROOM
166
965 s.f.
TRAINING ROOM
164
1012 s.f.
Exercise Room
140
603 s.f.
Electronics Lab
3
2600 s.f.
UP

16,000 SF LABS

3 LARGE Conf Rooms

1

Second Floor

55 cubes
26 cubes
68 cubes
HVAC SHAFT
VAULT
ELEV
BOARDROOM
EMPLOYEE BREAK ROOM

149 cubes
17 offices
11 Conf Rooms

2

ATTACHMENT 2 TO EXHIBIT C

SURRENDER PLANS

OPEN OFFICE
CONFERENCE
ELEVATOR

LEGEND

EXISTING CONSTRUCTION TO REMAIN

NEW PARTITION

CONSTRUCTION NOTES

1. THE PREMISES AT SURRENDER WILL COMPLY WITH ALL APPLICABLE CITY, COUNTY, STATE OF CALIFORNIA AND US FEDERAL RULES AND STATUTES. THE PREMISES WILL BE ADA COMPLIANT AND BUILDING CODE COMPLIANT.
2. ALL OVERHEAD DATA, PHONE, ELECTRICAL CABLING AND ELECTRICAL CONDUITS ASSOCIATED WITH THE DEMOLISHED PREMISES SHALL BE REMOVED BACK TO THEIR POINT OF ORIGIN. ALL OVERHEAD DATA, PHONE, ELECTRICAL CABLING AND ELECTRICAL CONDUITS ASSOCIATED WITH WALLS OR EMBEDDED WITHIN WALLS TO REMAIN AND SHALL NOT BE REMOVED.
3. CEILING TILES TO BE ARMSTRONG SECONDLOOK II NO. 2722 WITH ANGLED, TEGULAR EDGE PROFILE SCORED. COLOR: WHITE
   CEILING GRID TO BE ARMSTRONG SUPRAFINE XL EXPOSED TEE SYSTEM WITH 9/16" FACE PROFILE COLOR: WHITE TO MATCH TILES.
4. ALL LIGHT FIXTURES AND SPRINKLER HEADS TO BE CENTERED AND LINED UP UNIFORMLY ON AN EAST-WEST AXIS AND A NORTH-SOUTH AXIS. SPRINKLERS WILL BE CENTERED AND ALIGNED IN THE CEILING GRID AND TILES. SPRINKLERS TO BE RECESSED HEADS WITH WHITE ESCUTCHEON PLATES AND FLEXIBLE SEISMIC CONDITIONS.
5. ALL CEILING SUPPLY AND RETURN AIR REGISTERS TO BE NEW AND ALIGNED AS UNIFORMLY AS POSSIBLE.
6. ALL PAINTED SURFACES TO BE PATCHED, REPAIRED AND SANDED SMOOTH ON ALL DAMAGED DRYWALL AND OR GYPSUM BOARD SURFACES. ALL EXISTING PAINT GRADE EXPOSED AND DAMAGED STEEL COLUMNS, DOORS, JAMBS AND FRAMES TO BE PATCHED, REPAIRED AND SANDED SMOOTH AS WELL. THEN ALL SURFACES TO RECEIVE A PRIME COAT AND A FINISH COAT. DRYWALL AND OR GYPSUM BOARD SURFACES TO BE LATEX PAINT. ALL EXISTING PAINT GRADE EXPOSED STEEL, COLUMNS, DOORS, JAMBS AND FRAMES TO BE SEMI-GLOSS ENAMEL PAINT. PAINT COLOR THROUGHOUT TO BE ANTIQUE WHITE OR A COLOR APPROVED BY OWNER.
7. ALL PAINTED SURFACES TO RECEIVE 4" BURKE RESILIENT BASE THROUGHOUT.
8. LANDLORD RECOMMENDS LIGHT FIXTURES TO BE RECESSED VEER 2'X4' LED FIXTURES OR EQUAL, RECESSED VEER 2'X2' LED FIXTURES OR EQUAL BOTH WITH RADIAL ACRYLIC DIFFUSER.
9. CARPET TILES TO BE 24"X24" GLUE DOWN TILES WITH RUBBER BACKING WITH 26 OUNCE FACE WEIGHT. NATURAL STONE TILES IN THE LOBBY TO BE 30"X30"
10. ALL BUILDING SYSTEMS, INCLUDING BUT NOT LIMITED TO HVAC, ELECTRICAL, PLUMBING, MECHANICAL, FIRE PROTECTION/SPRINKLERS AND LIFE SAFETY SYSTEMS SHALL BE IN GOOD CONDITION, REPAIR AND WORKING ORDER AT SURRENDER.
11. THE FOUNDATION AND BASIS FOR ALL SURRENDER CONDITIONS IS UNIFORMITY AND SYMMETRY UNIFORMITY IN APPEARANCE, UNIFORMITY IN COLOR AND UNIFORMITY IN TEXTURE, EXPRESSLY INCLUDING BUT NOT LIMITED TO FLOORING, WALLS AND CEILINGS.

APPROVED AND AGREED:

SBS (signature) 6/30/16
STEPHAN B. SAHADI
GENERAL MANAGING PARTNER
SAHADI PROPERTIES, L.P
DATE

Gerry Reed (signature) 6/30/16
GERRY REED
FACILITIES DIRECTOR
NEOPHOTONICS
DATE

aai
architecture + interior design
SAN JOSE PLEASANTON
www.aaidesign.com

SURRENDER PLAN

3081 ZANKER RD. SAN JOSE, CA
DATE: 6.28.16
SCALE: N.T.S

FIRST FLOOR PLAN

T-1

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OPEN TO BELOW
BOARD ROOM

LEGEND

EXISTING CONSTRUCTION TO REMAIN

NEW PARTITION

CONSTRUCTION NOTES

1. THE PREMISES AT SURRENDER WILL COMPLY WITH ALL APPLICABLE CITY, COUNTY, STATE OF CALIFORNIA AND US FEDERAL RULES AND STATUTES. THE PREMISES WILL BE ADA COMPLIANT AND BUILDING CODE COMPLIANT.
2. ALL OVERHEAD DATA, PHONE, ELECTRICAL CABLING AND ELECTRICAL CONDUITS ASSOCIATED WITH THE DEMOLISHED PREMISES SHALL BE REMOVED BACK TO THEIR POINT OF ORIGIN. ALL OVERHEAD DATA, PHONE, ELECTRICAL CABLING AND ELECTRICAL CONDUITS ASSOCIATED WITH WALLS OR EMBEDDED WITHIN WALLS TO REMAIN AND SHALL NOT BE REMOVED.
3. CEILING TILES TO BE ARMSTRONG SECONDLOOK II, NO. 2722 WITH ANGLED, TEGULAR EDGE PROFILE SCORED. COLOR: WHITE.
   CEILING GRID TO BE ARMSTRONG SUPRAFINE XL EXPOSED TEE SYSTEM WITH 9/16" FACE PROFILE COLOR: WHITE TO MATCH TILES.
4. ALL LIGHT FIXTURES AND SPRINKLER HEADS TO BE CENTERED AND LINED UP UNIFORMLY ON AN EAST-WEST AXIS AND A NORTH-SOUTH AXIS. SPRINKLERS WILL BE CENTERED AND ALIGNED IN THE CEILING GRID AND TILES. SPRINKLERS TO BE RECESSED HEADS WITH WHITE ESCUTCHEON PLATES AND FLEXIBLE SEISMIC CONDITIONS.
5. ALL CEILING SUPPLY AND RETURN AIR REGISTERS TO BE NEW AND ALIGNED AS UNIFORMLY AS POSSIBLE.
6. ALL PAINTED SURFACES TO BE PATCHED, REPAIRED AND SANDED SMOOTH ON ALL DAMAGED DRYWALL AND OR GYPSUM BOARD SURFACES. ALL EXISTING PAINT GRADE EXPOSED AND DAMAGED STEEL COLUMNS, DOORS, JAMBS AND FRAMES TO BE PATCHED, REPAIRED AND SANDED SMOOTH AS WELL. THEN ALL SURFACES TO RECEIVE A PRIME COAT AND A FINISH COAT. DRYWALL AND OR GYPSUM BOARD SURFACES TO BE LATEX PAINT. ALL EXISTING PAINT GRADE EXPOSED STEEL, COLUMNS, DOORS, JAMBS AND FRAMES TO BE SEMI-GLOSS ENAMEL PAINT. PAINT COLOR THROUGHOUT TO BE ANTIQUE WHITE OR A COLOR APPROVED BY OWNER.
7. ALL PAINTED SURFACES TO RECEIVE 4" BURKE RESILIENT BASE THROUGHOUT.
8. LANDLORD RECOMMENDS LIGHT FIXTURES TO BE RECESSED VEER 2'X4' LED FIXTURES OR EQUAL. RECESSED VEER 2'X2' LED FIXTURES OR EQUAL BOTH WITH RADIAL ACRYLIC DIFFUSER.
9. CARPET TILES TO BE 24"X24" GLUE DOWN TILES WITH RUBBER BACKING WITH 28 OUNCE FACE WEIGHT. NATURAL STONE TILES IN THE LOBBY TO BE 30"X30".
10. ALL BUILDING SYSTEMS, INCLUDING BUT NOT LIMITED TO HVAC, ELECTRICAL, PLUMBING, MECHANICAL, FIRE PROTECTION/SPRINKLERS AND LIFE SAFETY SYSTEMS SHALL BE IN GOOD CONDITION, REPAIR AND WORKING ORDER AT SURRENDER.
11. THE FOUNDATION AND BASIS FOR ALL SURRENDER CONDITIONS IS UNIFORMITY AND SYMMETRY. UNIFORMITY IN APPEARANCE, UNIFORMITY IN COLOR AND UNIFORMITY IN TEXTURE, EXPRESSLY INCLUDING BUT NOT LIMITED TO FLOORING, WALLS AND CEILINGS.

APPROVED AND AGREED:

SBS

STEPHAN B. SAHADI
GENERAL MANAGING PARTNER
SAHADI PROPERTIES, L.P

6/30/16
DATE

Gerry Reed

GERRY REED
FACILITIES DIRECTOR
NEOPHOTONICS

6/30/16
DATE

aai
architecture + interior design
SAN JOSE PLEASANTON
www.aaidesign.com

SURRENDER PLAN

3081 ZANKER RD. SAN JOSE, CA
DATE: 6.28.16
SCALE: N.T.S

SECOND FLOOR PLAN

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EXHIBIT D

RULES AND REGULATIONS

The following Rules and Regulations are additional provisions of the foregoing Lease.  Capitalized terms used herein have the meanings ascribed to them in the Lease.  In the event of any conflict between the terms of the Lease and the terms of this Exhibit D, the terms of the Lease will control.

1.No Access to Roof.  Except as expressly permitted under the Lease, Tenant has no right of access to the roof of the Building and will not install, repair or replace any antenna, aerial, aerial wires, fan, air conditioner, satellite dish or other device on the roof of the Building, without the prior written consent of Landlord, which may be given or withheld in Landlord’s sole discretion.  Any such device installed without such written consent is subject to removal at Tenant’s expense without notice at any time.  In any event Tenant will be liable for any damages or repairs incurred or required as a result of its installation, use, repair, maintenance or removal of such devices on the roof and agrees to indemnify, protect, defend and hold harmless Landlord from any Claims arising from any activities of Tenant or of Tenant’s Parties on the roof of the Building.

2.Signage.  Except as may be expressly permitted hereunder, no sign, placard, picture, name, advertisement or notice visible from the exterior of the Premises will be inscribed, painted, affixed or otherwise displayed by Tenant on or in any part of the Premises or the Building without the prior written consent of Landlord, which may be given or withheld in Landlord’s sole discretion.  Landlord reserves the right to adopt general guidelines relating to signs in or on the Building.  Approved signage, if any, will be inscribed, painted or affixed at Tenant’s expense by a person approved by Landlord.

3.Prohibited Uses.  The Premises will not be used for manufacturing, for the storage of merchandise held for sale to the general public, for lodging or for the sale of goods to the general public.  Tenant will not permit any food preparation on the Premises except that Tenant may use Underwriters’ Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages so long as such use is in accordance with all applicable Laws.  The foregoing prohibitions shall be in addition to, and not in lieu of, any other prohibitions applicable to the use of the Premises under the Lease and/or applicable Laws.  Except for service animals, neither Tenant nor its employees, agents, contractors, or invitees shall bring any animal or pet into the Premises, the halls or corridors or any other part of the Building, or the Common Areas, without the prior written consent of Landlord, which shall not be unreasonably refused as to animals which are required on account of an established disability.

4.Janitorial Services.  Tenant will be responsible for providing its own janitorial service.

5.Reserved.

6.Freight.  Tenant shall not transport freight in loads exceeding the weight limitations of any elevators serving the Premises.  Landlord reserves the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Building.  Landlord reserves the right to require that heavy objects will stand on wood strips of such length and thickness as is necessary to properly distribute the weight.  Landlord will not be responsible for loss of or damage to any such property from any cause, and Tenant will be liable for all damage or injuries caused by moving or maintaining such property.

7.Nuisances and Dangerous Substances.  Tenant will not conduct itself or permit Tenant’s Parties or visitors to conduct themselves, in the Premises or anywhere on or in the Property in a manner

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which is offensive or unduly annoying to any other tenant or Landlord’s property managers.  Tenant will not install or operate any phonograph, radio receiver, musical instrument, or television or other similar device in any part of the Common Areas and shall not operate any such device installed in the Premises in such manner as to disturb or annoy other tenants of the Building.  Tenant will not use or keep in the Premises or the Property any kerosene, gasoline or other combustible fluid or material other than limited quantities thereof reasonably necessary for the maintenance of office equipment, or, without Landlord’s prior written approval, use any method of heating or air conditioning other than that supplied by Landlord.  Tenant will not use or keep any foul or noxious gas or substance in the Premises or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations, or interfere in any way with other tenants or those having business therein.  Tenant will not bring or keep any animals in or about the Premises or the Property.

8.Building Name and Address.  Without Landlord’s prior written consent, Tenant will not use the name of the Building in connection with or in promoting or advertising Tenant’s business except as Tenant’s address.

9.Building Directory.  A directory for the Building will be provided for the display of the name and location of tenants.  Landlord reserves the right to approve or disapprove placing any additional names Tenant desires to place in the directory and, if so approved, Landlord may assess a reasonable charge for adding such additional names.

10.Window Coverings.  No curtains, draperies, blinds, shutters, shades, awnings, screens or other coverings, window ventilators, hangings, decorations or similar equipment shall be attached to, hung or placed in, or used in or with any window of the Building without the prior written consent of Landlord, and Landlord shall have the right to control all lighting within the Premises that may be visible from the exterior of the Building.

11.Floor Coverings.  Tenant will not lay or otherwise affix linoleum, tile, carpet or any other floor covering to the floor of the Premises in any manner except as approved in writing by Landlord.  Tenant will be liable for the cost of repair of any damage resulting from the violation of this rule or the removal of any floor covering by Tenant or its contractors, employees or invitees.

12.Wiring and Cabling Installations.  Landlord will direct Tenant’s electricians and other vendors as to where and how data, telephone, and electrical wires and cables are to be installed.  No boring or cutting for wires or cables will be allowed without the prior written consent of Landlord.  The location of burglar alarms, smoke detectors, telephones, call boxes and other office equipment affixed to the Premises shall be subject to the written approval of Landlord.

13.Office Closing Procedures.  Tenant will see that the doors of the Premises are closed and locked and that all water faucets, water apparatus and utilities are shut off before Tenant or its employees leave the Premises, so as to prevent waste or damage.  Tenant will be liable for all damage or injuries sustained by other tenants or occupants of the Building or Landlord resulting from Tenant’s carelessness in this regard or violation of this rule.  Tenant will keep the doors to the Building corridors closed at all times except for ingress and egress.

14.Plumbing Facilities.  The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be disposed of therein.  Tenant will be liable for any breakage, stoppage or damage resulting from the violation of this rule by Tenant, its employees or invitees.

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15.Use of Hand Trucks.  Tenant will not use or permit to be used in the Premises or in the Common Areas any hand trucks, carts or dollies except those equipped with rubber tires and side guards or such other equipment as Landlord may approve.

16.Refuse.  Tenant shall store all Tenant’s trash and garbage within the Premises or in other facilities designated by Landlord for such purpose.  Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the city in which the Building is located without being in violation of any law or ordinance governing such disposal.  All trash and garbage removal shall be made in accordance with directions issued from time to time by Landlord, only through such Common Areas provided for such purposes and at such times as Landlord may designate.  Tenant shall comply with the requirements of any recycling program adopted by Landlord for the Building.

17.Soliciting.  Canvassing, peddling, soliciting and/or distribution of handbills or any other written materials in the Building are prohibited, and Tenant will cooperate to prevent the same.

18.Parking.  Tenant will use, and cause Tenant’s Parties and visitors to use, any parking spaces to which Tenant is entitled under the Lease in a manner consistent with Landlord’s directional signs and markings in the Parking Facility.  Specifically, but without limitation, Tenant will not park, or permit Tenant’s Parties or Visitors to park, in a manner that impedes access to and from the Building or the Parking Facility or that violates space reservations for handicapped drivers registered as such with the California Department of Motor Vehicles.  Landlord may use such reasonable means as may be necessary to enforce the directional signs and markings in the Parking Facility, including but not limited to towing services, and Landlord will not be liable for any damage to vehicles towed as a result of noncompliance with such parking regulations.

19.Fire, Security and Safety Regulations.  Tenant will comply with all safety, security, fire protection and evacuation measures and procedures established by Landlord or any governmental agency.

20.Responsibility for Theft.  Tenant assumes any and all responsibility for protecting the Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

21.Sales and Auctions.  Tenant will not conduct or permit to be conducted any sale by auction in, upon or from the Premises or elsewhere in the Property, whether said auction be voluntary, involuntary, pursuant to any assignment for the payment of creditors or pursuant to any bankruptcy or other insolvency proceeding.

22.Waiver of Rules.  Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord will be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants nor prevent Landlord from thereafter enforcing these Rules and Regulations against any or all of the tenants of the Building.

23.Effect on Lease.  These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of the Lease.  In the event of any conflict or inconsistency between these Rules and Regulations and the provisions of the Lease, the provisions of the Lease shall control.  Violation of these Rules and Regulations constitutes a failure to fully perform the provisions of the Lease.

24.Nondiscriminatory Enforcement.  Subject to the provisions of the Lease (and the provisions of other leases with respect to other tenants), Landlord shall use reasonable efforts to enforce

3

these Rules and Regulations in a nondiscriminatory manner, but in no event shall Landlord have any liability for any failure or refusal to do so (and Tenant’s sole and exclusive remedy for any such failure or refusal shall be injunctive relief preventing Landlord from enforcing any of the Rules and Regulations against Tenant in a manner that discriminates against Tenant).

25.Additional and Amended Rules.  Landlord reserves the right to rescind or amend these Rules and Regulations and/or to adopt any other rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Building and the Property and for the preservation of good order therein and thereon.

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EXHIBIT E

ENVIRONMENTAL QUESTIONNAIRE

The purpose of this form is to obtain information regarding the use of hazardous substances used or proposed to be used at the premises.  Prospective tenants should answer the questions in light of their proposed operations on the premises.  Existing tenants should answer the questions as they relate to on-going operations at the premises and should update any information previously submitted.  If additional space is needed to answer the questions, you may attach separate sheets of paper to this form.

Your cooperation in this matter is appreciated.  Any questions should be directed to, and when completed, the form should be mailed to:

SP Zanker Property, LLC

c/o Sahadi Properties, L.P.

800 Pollard Road, C-36

Los Gatos,  California 95032

Attention: _____________________

1.GENERAL INFORMATION

Name of Responding Company: ____________________________________________

Check the Applicable Status:

Prospective Tenant  ☐Existing Tenant  ☐

Mailing Address: _________________________________________________________

________________________________________________________________________

Contact Person and Title: __________________________________________________

Telephone Number: (  ) __________________________________________________

Address of Premises: ______________________________________________

Length of Term: ____________________________________________________

Describe the proposed operations to take place on the property, including principal products manufactured or services to be conducted.  Existing tenants should describe any proposed changes to on-going operations.

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________________________________________________________________________

________________________________________________________________________

2.STORAGE OF HAZARDOUS MATERIALS

2.1Will any hazardous materials be used or stored on site?

Wastes	Yes ☐No ☐
Chemical Products	Yes ☐No ☐

2.2Attach the list of any hazardous materials to be used or stored, the quantities that will be on-site at any given time, and the location and method of storage (e.g., 55 gallon drums on concrete pad).

3.STORAGE TANKS & PUMPS

3.1Is any above or below ground storage of gasoline, diesel, or other hazardous substances in tanks or pumps proposed or currently to be used or stored on the premises?

Yes  ☐No  ☐

If yes, describe the materials to be stored, and the type, size and construction of the pump or tank.  Attach copies of any permits obtained for the storage of such substances.

__________________________________________________________________

__________________________________________________________________

3.2Have any existing tanks or pumps been inspected or tested for leakage?

Yes  ☐No  ☐

If so, attach the results.

3.3Have any spills or leaks occurred from such tanks or pumps?

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Yes  ☐No  ☐

If so, describe.

___________________________________________________________________

___________________________________________________________________

3.4Were any regulatory agencies notified of the spill or leak?

Yes  ☐No  ☐

If so, attach copies of any spill reports filed, any clearance letters or other correspondence from regulatory agencies relating to the spill or leak.

3.5Have any underground storage tanks or sumps been taken out of service or removed?

Yes  ☐No  ☐

If yes, attach copies of any closure permits and clearance obtained from regulatory agencies relating to closure and removal of such tanks.

4.SPILLS

4.1During the past year, have any spills occurred on the premises?

Yes  ☐No  ☐

If so, please describe the spill and attach the results of any testing conducted to determine the extent of such spills.

4.2Were any agencies notified in connection with such spills?

Yes  ☐No  ☐

If so, attach copies of any spill reports or other correspondence with regulatory agencies.

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4.3Were any clean-up actions undertaken in connection with the spills?

Yes  ☐No  ☐

If so, briefly describe the actions taken.  Attach copies of any clearance letters obtained from any regulatory agencies involved and the results of any final soil or groundwater sampling done upon completion of the clean-up work.

__________________________________________________________________

__________________________________________________________________

5.WASTE MANAGEMENT

5.1Has your company been issued an EPA Hazardous Waste Generator I.D. Number?

Yes  ☐No  ☐

5.2Has your company filed a biennial report as a hazardous waste generator?

Yes  ☐No  ☐

If so, attach a copy of the most recent report filed.

5.3Attach the list of the hazardous waste, if any, generated or to be generated at the premises, its hazard class and the quantity generated on a monthly basis.

5.4Describe the method(s) of disposal for each waste.  Indicate where and how often disposal will take place.

__________________________________________________________________

__________________________________________________________________

__________________________________________________________________

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5.5Indicate the name of the person(s) responsible for maintaining copies of hazardous waste manifests completed for off-site shipments of hazardous waste.

__________________________________________________________________

__________________________________________________________________

5.6Is any treatment or processing of hazardous wastes currently conducted or proposed to be conducted at the premises?

Yes  ☐No  ☐

If yes, please describe any existing or proposed treatment methods.

__________________________________________________________________

__________________________________________________________________

__________________________________________________________________

5.7Attach copies of any hazardous waste permits or licenses issued to your company with respect to its operations on the premises.

6.WASTEWATER TREATMENT/DISCHARGE

6.1Do you discharge wastewater to:

___________ storm drain?__________ sewer?

___________ surface water?__________ no industrial discharge

6.2Is your wastewater treated before discharge?

Yes  ☐No  ☐

If yes, describe the type of treatment conducted.

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________________________________________________________________________

________________________________________________________________________

6.3Attach copies of any wastewater discharge permits issued to your company with respect to its operations on the premises.

7.AIR DISCHARGES

7.1Do you have any air filtration systems or stacks that discharge into the air?

Yes  ☐No  ☐

7.2Do you operate any of the following types of equipment, or any other equipment requiring an air emissions permit?

__________ Spray booth

__________ Dip tank

__________ Drying oven

__________ Incinerator

__________ Other (please describe)

__________ No Equipment Requiring Air Permits

7.3Are air emissions from your operations monitored?

Yes  ☐No  ☐

If so, indicate the frequency of monitoring and a description of the monitoring results.

________________________________________________________________________

________________________________________________________________________

7.4Attach copies of any air emissions permits pertaining to your operations on the promises.

8.HAZARDOUS MATERIALS DISCLOSURES

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8.1Does your company handle hazardous materials in a quantity equal to or exceeding an aggregate of 500 pounds, 55 gallons, or 200 cubic feet?

Yes  ☐No  ☐

8.2Has your company prepared a hazardous materials management plan (“business plan”) pursuant to Fire Department requirements?

Yes  ☐No  ☐

If so, attach a copy of the business plan.

8.3Are any of the chemicals used in your operations regulated under Proposition 65?

Yes  ☐No  ☐

If so, describe the actions taken, or proposed actions to be taken, to comply with Proposition 65 requirements.

________________________________________________________________________

________________________________________________________________________

8.4Describe the procedures followed to comply with OSHA Hazard Communication Standard requirements.

________________________________________________________________________

________________________________________________________________________

9.ENFORCEMENT ACTIONS, COMPLAINTS

9.1Has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees?

Yes  ☐No  ☐

If so, describe the actions and any continuing compliance obligations imposed as a result of these actions.

________________________________________________________________________

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________________________________________________________________________

9.2Has your company ever received requests for information, notice or demand letters, or any other inquiries regarding its operations?

Yes  ☐No  ☐

9.3Have there ever been, or are there now pending, any lawsuits against the company regarding any environmental or health and safety concerns?

Yes  ☐No  ☐

9.4Has an environmental audit ever been conducted at your company’s current facility?

Yes  ☐No  ☐

If so, discuss the results of the audit.

________________________________________________________________________

________________________________________________________________________

9.5Have there been any problems or complaints from neighbors at any of the company’s current facilities?

Yes  ☐No  ☐

Please describe:

________________________________________________________________________

________________________________________________________________________

8

Name of Tenant:

By:

Title:

Date:

9

EXHIBIT F

FORM OF TENANT'S ESTOPPEL CERTIFICATE

The undersigned as Tenant under that certain Lease Agreement (the "Lease") made and entered into as of ___________, 201_ by and between SP ZANKER PROPERTY LLC, as Landlord, and the undersigned as Tenant, for Premises located at 3081 Zanker Road, San Jose, California, certifies as follows:

1.Attached hereto as Exhibit A is a true and correct copy of the Lease and all amendments and modifications thereto.  The documents contained in Exhibit A represent the entire agreement between the parties as to the Premises.

2.The undersigned currently occupies the Premises described in the Lease, the Term commenced on __________, and the Term expires on ___________, and the undersigned has no option to terminate or cancel the Lease or to purchase all or any part of the Premises, the Building and/or the Complex.

3.Base Rent became payable on ____________.

4.The Lease is in full force and effect and has not been modified, supplemented or amended in any way except as provided in Exhibit A.

5.Tenant has not transferred, assigned, or sublet any portion of the Premises nor entered into any license or concession agreements with respect thereto except as follows:

6.Tenant shall not modify the documents contained in Exhibit A (other than a modification reflecting the exercise by Tenant of a right or option expressly set forth in the Lease) without the prior written consent of Landlord's mortgagee.

7.All monthly installments of Base Rent, all Additional Rent and all monthly installments of estimated Additional Rent have been paid when due through ___________.  The current monthly installment of Base Rent is $_____________________.

8.To the undersigned’s knowledge, all conditions of the Lease to be performed by Landlord necessary to the enforceability of the Lease as of the date of this Estoppel Certificate have been satisfied and Landlord is not in default thereunder.  In addition, the undersigned has not delivered any currently outstanding notice to Landlord regarding a default by Landlord thereunder.

9.No rental has been paid more than thirty (30) days in advance and no security has been deposited with Landlord except as provided in the Lease.  Neither Landlord, nor its successors or assigns, shall in any event be liable or responsible for, or with respect to, the retention, application and/or return to Tenant of any security deposit paid to any prior landlord of the Premises, whether or not still held by any such prior landlord, unless and until the party from whom the security deposit is being sought, whether it be a lender, or any of its successors or assigns, has actually received for its own account, as landlord, the full amount of such security deposit.

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10.As of the date hereof, to the undersigned’s knowledge, there are no existing defenses or offsets, or, to the undersigned's knowledge, claims or any basis for a claim, that the undersigned has against Landlord.

11.If Tenant is a corporation or partnership, each individual executing this Estoppel Certificate on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in California and that Tenant has full right and authority to execute and deliver this Estoppel Certificate and that each person signing on behalf of Tenant is authorized to do so.

12.There are no actions pending against the undersigned under the bankruptcy or similar laws of the United States or any state.

13.Tenant is in material compliance with all federal, state and local laws, ordinances, rules and regulations affecting its use of the Premises, including, but not limited to, those laws, ordinances, rules or regulations relating to hazardous or toxic materials.  Tenant has never permitted or suffered, nor does Tenant have any knowledge of, the generation, manufacture, treatment, use, storage, disposal or discharge of any hazardous, toxic or dangerous waste, substance or material in, on, under or about the Complex or the Premises or any adjacent premises or property in violation of any federal, state or local law, ordinance, rule or regulation.

14.To the undersigned's knowledge, all tenant improvement work to be performed by Landlord under the Lease has been completed in accordance with the Lease and has been accepted by the undersigned and all reimbursements and allowances due to the undersigned under the Lease in connection with any tenant improvement work have been paid in full.  All work (if any) in the Common Areas required by the Lease to be completed by Landlord as of the date of this Estoppel Certificate has been completed and all parking spaces required by the Lease have been furnished and/or all parking ratios required by the Lease have been met.

The undersigned acknowledges that this Estoppel Certificate may be delivered to Landlord or to a prospective mortgagee or prospective purchaser, and acknowledges that said prospective mortgagee or prospective purchaser will be relying upon the statements contained herein in making the loan or acquiring the property of which the Premises are a part and that receipt by it of this certificate is a condition of making such loan or acquiring such property.  However, in no event will this Estoppel Certificate be deemed to amend or revise the express provisions of the Lease.

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Executed at ______________ on the ____ day of ___________, 20__.

"Tenant": , a By: Its: By: Its:

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EXHIBIT G

FORM OF CURRENT MORTGAGEE’S ESTOPPEL CERTIFICATE

Tenant Estoppel Certificate

_______________, 2015

German American Capital Corporation, its successors and/or assigns (“Lender”)

60 Wall Street – 10th Floor

New York, New York 10005

Re:Lease between _________________, a ____________ limited _____________, as Landlord or its assignees (“Landlord”) and ____________________ as Tenant (“Tenant”) dated __________, as amended, supplemented and/or modified by the amendments, modifications, side letters, guaranties, letters of credit and other documents listed on Schedule 1 attached hereto (as so amended, supplemented and/or modified, the “Lease”) at the property known as __________________ (the “Property”)

Dear Sir or Madam:

Tenant hereby certifies to Landlord and Lender that, except as set forth on Schedule 2:

(a)	Tenant is the present tenant under the Lease.
(b)	The Lease has commenced pursuant to its terms and is in full force and effect. Tenant has not given Landlord any notice of termination under the Lease.
(c)

There are no amendments, supplements or modifications of any kind to the Lease except as set forth on Schedule 1.  The Lease represents the entire agreement between Tenant and Landlord with respect to the leasing and occupancy of the premises leased under the Lease (the “Leased Premises”); there are no other promises, agreements, understandings, or commitments of any kind between Landlord and Tenant with respect thereto.

(d)

There has not been and is now no subletting of the Leased Premises, or any part thereof, or assignment by Tenant of the Lease, or any rights therein, to any party, other than as set forth on Schedule 1.

(e)	the Lease term commenced on ________, ____, the termination date (excluding any renewals) is ____________________.
(f)

Current monthly base rent is $_____________, Tenant’s Proportionate Share of Direct Expenses is _______%, paid on an estimated monthly basis of $___________ [TO BE ADJUSTED IF TAXES ARE PAID IN AN ALTERNATE MANNER].  The date of Tenant’s last rental payment was __________, 20___.  Tenant is current with respect to, and

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is paying the full rent and other charges stipulated in the Lease. No rent or other sums due have been paid more than one (1) month in advance.
(g)	Landlord holds a security deposit of $____________.
(h)	The Leased Premises consists of __________ square feet.
(i)	Tenant has no option to renew or extend the Lease term except as set forth on Schedule 2.
(j)

Tenant is in possession of the Leased Premises, is in occupancy of the Leased Premises, is open for business, and is paying rent, and all of Landlord’s obligations accruing as of the date of this certificate have been satisfied.  Except as expressly set forth in the Lease, Tenant has no right to vacate the Leased Premises or cease to operate its business therefrom.

(k)

All of the construction obligations of the Landlord under the Lease (if any) accruing as of the date of this certificate have been duly performed and completed including, without limitation, any obligations of the Landlord to make or to pay the Tenant for any improvements, alterations or work done on the Leased Premises, and the improvements described in the Lease have been constructed in accordance with the plans and specifications therefor and have been accepted by Tenant.  All common areas of the Property (including, without limitation, parking areas, sidewalks, access ways and landscaping) are in compliance with the Lease and are satisfactory for Tenant’s purposes.

(l)	Neither Tenant nor, to Tenant’s knowledge, Landlord, is in default under the Lease. Tenant has made no currently outstanding claim against Landlord alleging Landlord’s default under the Lease.
(m)

Tenant has no offsets or defenses to the payment of rent or other sums or obligations under the Lease and Tenant is not entitled to any credits, reductions, reimbursements, free rent, rent concessions or abatements of rent under the Lease or otherwise against the payment of rent or other charges under the Lease.

(n)	Tenant has no option or right of first refusal to purchase all or any part of the Property or the Leased Premises.
(o)

Tenant is not currently in discussions or negotiations (directly or indirectly) with Landlord with respect to any material amendment or modification of the Lease (including, without limitation, any reduction in the rent or the term thereof).  Any material amendment or modification of the Lease (including, without limitation, any reduction in the rent or the term thereof but excluding any amendment which reflects the exercise by Tenant of a right or option expressly set forth in the Lease) shall be null and void and of no force and/or effect (and, without limiting the generality of the foregoing, none of Lender, its designee and/or any purchaser at the sale described in Paragraph (p) below shall be bound thereby) unless and until Lender has consented to any such amendment or modification in writing.

(p)

Tenant acknowledges and agrees that the Lease is and shall be subordinate to the mortgage, deed of trust or other such security instrument securing the loan made by Lender to Landlord (including any Purchaser that succeeds to Landlord’s interest in the Property).  Lender, by accepting this letter, agrees that no foreclosure (whether judicial or nonjudicial), deed or

2

assignment in lieu of foreclosure, or sale of the Property in connection with the enforcement of such mortgage, deed of trust or other such security instrument or otherwise in satisfaction of the Loan shall operate to terminate the Lease or Tenant’s rights thereunder to possess and use the Leased Premises; provided that the Lease is in full force and effect and no uncured Default exists under the Lease.

(q)

If Lender or its designee succeeds to Landlord’s (or any successor to Landlord’s) interest in the Property or if a sale by power of sale or foreclosure occurs, Tenant agrees to attorn to and accept Lender, its designee or a purchaser at such sale as its landlord under the Lease for the then remaining balance of the term thereof.

(r)

Tenant is not insolvent and is able to pay its debts as they mature.  Tenant has not declared bankruptcy or similar insolvency proceeding, and has no present intentions of doing so, no such proceeding has been commenced against Tenant seeking such relief, and Tenant has no knowledge that any such proceeding is threatened.

(s)	Tenant shall deliver to Lender a copy of all notices of Default when it serves on or receives from the Landlord to:

German American Capital Corporation

60 Wall Street, 10th Floor

New York, New York 10005

Attn:  __________________

with a copy to:

Winston & Strawn LLP

200 Park Avenue

New York, New York 10166

Attn:  Corey A. Tessler, Esq.

(t)	To the best of Tenant’s knowledge and belief, there are no rental, lease, or similar commissions payable with respect to the Lease, except as may be expressly set forth therein.
(u)

Tenant has not at any time and does not presently use the Leased Premises for the generation, manufacture, refining, transportation, treatment, storage or disposal of any hazardous substance or waste in violation of applicable laws or for any purpose which poses a substantial risk of imminent damage to public health or safety or to the environment.

(v)	The information with respect to the Lease set forth on Schedule 1 and Schedule 2 hereto is true, correct, and complete.
(w)

Tenant acknowledges and agrees that Landlord, Lender, co-lenders or participant lenders and their respective successors and assigns shall be entitled to rely on Tenant’s certifications set forth herein; provided that in no event will this certificate be deemed to modify the express terms of the Lease.

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The undersigned representative of Tenant is duly authorized and fully qualified to execute this instrument on behalf of Tenant thereby binding Tenant.

Very truly yours,

Tenant: _____________________________

By:______________________________
Name:
Title:

4

Schedule 1

Amendments, Modifications, Side Letters, Guaranties, Letters of Credit
or other Modifications (including any sublease or assignment documents)

[List or, if none, say “None”]

1

Schedule 2

1.	Rights of renewal: [List or, if none, say “None”]

2.	Exceptions to letter: [List or, if none, say “None”]

2

EXHIBIT H

FORM OF CURRENT MORTGAGEE’S SNDA

This SUBORDINATION, NON-DISTURBANCE, AND ATTORNMENT AGREEMENT (the “Agreement”) is dated as of _____________, and is by and among GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, having an address at 60 Wall Street, 10th Floor, New York, New York  10005 (together with its successors and assigns, “Lender”), ______________________, a _________________________, having an office at _____________________________ (“Landlord”), and __________________________, a ________________________________________, having an office at ________________________ (“Tenant”).

WHEREAS, Lender has made or intends to make a loan to Landlord (the “Loan”), which Loan shall be evidenced by one or more promissory notes (as the same may be amended, modified, restated, severed, consolidated, renewed, replaced, or supplemented from time to time, the “Promissory Note”) and secured by, among other things, that certain Mortgage or Deed of Trust, Assignment of Leases and Rents and Security Agreement (as the same may be amended, restated, replaced, severed, split, supplemented or otherwise modified from time to time, the “Mortgage”) encumbering the real property located in ______________________ more particularly described on Exhibit A annexed hereto and made a part hereof (the “Property”);

WHEREAS, by a lease agreement (the “Lease”) dated ___________, _____, between Landlord (or Landlord's predecessor in title) and Tenant, Landlord leased to Tenant a portion of the Property, as said portion is more particularly described in the Lease (such portion of the Property hereinafter referred to as the “Premises”);

WHEREAS, Tenant acknowledges that Lender will rely on this Agreement in making the Loan to Landlord; and

WHEREAS, Lender and Tenant desire to evidence their understanding with respect to the Mortgage and the Lease as hereinafter provided.

NOW,  THEREFORE,  in consideration of the mutual agreements hereinafter set forth, the parties hereto hereby agree as follows:

1. Tenant covenants, stipulates and agrees that the Lease and all of Tenant's right, title and interest in and to the Property thereunder (including but not limited to any option to purchase, right of first refusal to purchase or right of first offer to purchase the Property or any portion thereof) is hereby, and shall at all times continue to be, subordinated and made secondary and inferior in each and every respect to the Mortgage and the lien thereof, to all of the terms, conditions and provisions thereof and to any and all advances made or to be made thereunder, so that at all times the Mortgage shall be and remain a lien on the Property prior to and superior to the Lease for all purposes, subject to the provisions set forth herein.  Subordination is to have the same force and effect as if the Mortgage and such renewals, modifications, consolidations, replacements and extensions had been executed, acknowledged, delivered and recorded prior to the Lease, any amendments or modifications thereof and any notice thereof.

1

2. Lender agrees that if Lender exercises any of its rights under the Mortgage, including entry or foreclosure of the Mortgage or exercise of a power of sale under the Mortgage, Lender will not disturb Tenant's right to use, occupy and possess the Premises under the terms of the Lease so long as Tenant is not in default beyond any applicable grace period under any term, covenant or condition of the Lease.

3. If, at any time Lender (or any person, or such person's successors or assigns, who acquires the interest of Landlord under the Lease through foreclosure of the Mortgage or otherwise) shall succeed to the rights of Landlord under the Lease as a result of a default or event of default under the Mortgage, Tenant shall attorn to and recognize such person so succeeding to the rights of Landlord under the Lease (herein sometimes called “Successor Landlord”) as Tenant's landlord under the Lease, said attornment to be effective and self-operative without the execution of any further instruments.  Although said attornment shall be self-operative, Tenant agrees to execute and deliver to Lender or to any Successor Landlord, such other instrument or instruments as Lender or such other person shall from time to time reasonably request in order to confirm said attornment.

4. Landlord authorizes and directs Tenant to honor any written demand or notice from Lender instructing Tenant to pay rent or other sums to Lender rather than Landlord (a “Payment Demand”), regardless of any other or contrary notice or instruction which Tenant may receive from Landlord before or after Tenant's receipt of such Payment Demand.  Tenant may rely upon any notice, instruction, Payment Demand, certificate, consent or other document from, and signed by, Lender and shall have no duty to Landlord to investigate the same or the circumstances under which the same was given.  Any payment made by Tenant to Lender or in response to a Payment Demand shall be deemed proper payment by Tenant of such sum pursuant to the Lease.

5. If Lender shall become the owner of the Property or the Property shall be sold by reason of foreclosure or other proceedings brought to enforce the Mortgage or if the Property shall be transferred by deed in lieu of foreclosure, Lender or any Successor Landlord shall not be:

(a) liable for any act or omission of any prior landlord (including Landlord) or bound by any obligation to make any payment to Tenant which was required to be made prior to the time Lender succeeded to any prior landlord (including Landlord); or

(b) liable for any defaults of any prior landlord (including Landlord) which occurred, or (except as set forth in 5(a) above) to make any payment to Tenant which was required to be paid by any prior landlord (including Landlord), prior to the time that Lender or any Successor Landlord succeeded to the interest of such landlord under the Lease; or

(c) obligated to perform any construction obligations of any prior landlord (including Landlord) under the Lease or liable for any defects (latent, patent or otherwise) in the design, workmanship, materials, construction or otherwise with respect to improvements and buildings constructed on the Property; or

(d) subject to any offsets, defenses or counterclaims which Tenant may be entitled to assert against any prior landlord (including Landlord); or

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(e) bound by any payment of rent or additional rent by Tenant to any prior landlord (including Landlord) for more than one month in advance; or

(f) bound by any amendment, modification, termination or surrender of the Lease (other than any amendment, modification, termination or surrender reflecting or representing the exercise by Tenant of an express right or option set forth in the Lease) made without the written consent of Lender; or

(g) liable or responsible for or with respect to the retention, application and/or return to Tenant of any security deposit paid to any prior landlord (including Landlord), whether or not still held by such prior landlord, unless and until Lender or any Successor Landlord has actually received said deposit for its own account as the landlord under the Lease as security for the performance of Tenant's obligation under the Lease (which deposit shall, nonetheless, be held subject to the provisions of the Lease).

6. Tenant hereby represents, warrants, covenants and agrees to and with Lender:

(a) to deliver to Lender, by certified mail, return receipt requested or nationally recognized overnight courier, a duplicate of each notice of default delivered by Tenant to Landlord at the same time as such notice is given to Landlord and no such notice of default shall be deemed given by Tenant under the Lease unless and until a copy of such notice shall have been so delivered to Lender.  Lender shall have the right (but shall not be obligated) to cure such default.  Tenant shall accept performance by Lender of any term, covenant, condition or agreement to be performed by Landlord under the Lease with the same force and effect as though performed by Landlord.  Tenant further agrees that if Lender, within thirty (30) days following Tenant’s delivery of any such notice of default to Lender, notifies Tenant of Lender’s intent to attempt to cure such default, Tenant will afford Lender a period of thirty (30) days beyond any period afforded to Landlord for the curing of such default during which period Lender may elect (but shall not be obligated) to seek to cure such default, or, if such default cannot be cured within that time but Lender is diligently attempting to cure such default, then such additional time as may be necessary to cure such default (including but not limited to commencement of foreclosure proceedings) during which period Lender may continue to seek to cure such default, prior to taking any action to terminate the Lease.

(b) that Tenant is the sole owner of the leasehold estate created by the Lease; and

(c) to promptly certify in writing to Lender, in connection with any proposed assignment of the Mortgage, whether or not any default on the part of Landlord then exists under the Lease and to deliver to Lender any tenant estoppel certificates required under the Lease.

7. Tenant acknowledges that the interest of Landlord under the Lease is assigned to Lender solely as security for the Promissory Note, and Lender shall have no duty, liability or obligation under the Lease or any extension or renewal thereof, unless Lender shall

3

specifically undertake such liability in writing or Lender becomes and then only with respect to periods in which Lender becomes, the fee owner of the Property.
8. This Agreement shall be governed by and construed in accordance with the laws of the State in which the Premises is located (excluding the choice of law rules thereof).

9. This Agreement and each and every covenant, agreement and other provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns (including, without limitation, any successor holder of the Promissory Note) and may be amended, supplemented, waived or modified only by an instrument in writing executed by the party against which enforcement of the termination, amendment, supplement, waiver or modification is sought.

10. All notices to be given under this Agreement shall be in writing and shall be deemed served upon receipt by the addressee if served personally or, if mailed, upon the first to occur of receipt or the refusal of delivery as shown on a return receipt, after deposit in the United States Postal Service certified mail, postage prepaid, addressed to the address of Landlord, Tenant or Lender appearing below.  Such addresses may be changed by notice given in the same manner.  If any party consists of multiple individuals or entities, then notice to any one of same shall be deemed notice to such party.

Lender's Address:German American Capital Corporation

60 Wall Street, 10th Floor

New York, New York 10005

Attn:  __________________

With a copy to:Winston & Strawn LLP

200 Park Avenue

New York, New York 10166

Attn: Corey A. Tessler, Esq.

Tenant's Address:NeoPhotonics Corporation

2911 Zanker Road

San Jose, California  95134

Attn:  President

With a copy to:NeoPhotonics Corporation

2911 Zanker Road

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San Jose, California  95134

Attn:  General Counsel

With a copy to:Shartsis Friese LLP

One Maritime Plaza, 18th Floor

San Francisco, California  94111

Attn:  Jonathan M. Kennedy

    Landlord's Address:SP Zanker Property, LLC
Sahadi Properties
800 Pollard Road, Suite C-36
Los Gatos, California 95032
Attention:  Stephen Barrett Sahadi

With a copy to:Seubert French Frimel & Warner LLP
1075 Curtis Street
Second floor
Menlo Park, California 94025
Attention:  Daniel Seubert

And to:Flynn Riley Bailey & Pasek LLP
1010 B Street
Suite 200
San Rafael, California 94901
Attention:  Brian C. Pedersen, Esq.

11. If this Agreement conflicts with the Lease, then this Agreement shall govern as between the parties and any Successor Landlord, including upon any attornment pursuant to this Agreement.  This Agreement supersedes, and constitutes full compliance with, any provisions in the Lease that provide for subordination of the Lease to, or for delivery of nondisturbance agreements by the holder of, the Mortgage.

12. In the event Lender shall acquire Landlord's interest in the Premises, Tenant shall look only to the estate and interest, if any, of Lender in the Property for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money in the event of any default by Lender as a Successor Landlord under the Lease or under this Agreement, and no other property or assets of Lender shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to the Lease, the relationship of the landlord and tenant under the Lease or Tenant's use or occupancy of the Premises or any claim arising under this Agreement.

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13. If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, such provision shall be deemed modified to the extent necessary to be enforceable, or if such modification is not practicable, such provision shall be deemed deleted from this Agreement, and the other provisions of this Agreement shall remain in full force and effect, and shall be liberally construed in favor of Lender.

14. In the event that either party should bring suit for the recovery of any sum due under this Agreement, or because of the breach of any provision of this Agreement or for any other relief against the other, then all costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party therein shall be paid by the other party, and shall be enforceable whether or not the action is prosecuted to judgment.

15. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

Arch
TENANT: NEOPHOTONICS CORPORATION, a Delaware corporation

By:
Name:
Title:

LANDLORD: SP ZANKER PROPERTY LLC, a Delaware limited liability company
By: Sahadi Properties, L.P., a California limited partnership

By:
Name:	Stephen B. Sahadi
Its:	Managing Partner

6

Arch

By:
Name:
Title:

Arch
LENDER: GERMAN AMERICAN CAPITAL CORPORATION

By:
Name:
Title:
Arch

By:
Name:
Title:

[ADD APPROPRIATE ACKNOWLEDGMENT (one for each Signatory)]

7

Exhibit A

Legal Description of Property

(Attached)

8

EXHIBIT I

TENANT’S LOGO FOR SIGNS

1

EXHIBIT J-1

SAMPLE DIRECT EXPENSE STATEMENT

[See Attached]

2

3061/3081 ZANKER ROAD
ANNUAL AND MONTHLY CAM EXPENSES (EST.)
July 2016 - June 2017

CAM EXPENSES	ANNUAL	3061 ADVANTEST	3061 ADVANTEST MONTHLY		3081 SEMI	3081 SEMI MONTHLY	
Insurance	**260,000.00**	166,400.00	**13,866.67**		93,600.00	**7,800.00**	
Property Taxes	**282,000.00**	180,480.00	**15,040.00**		101,520.00	**8,460.00**	
Landscape Maintenance	**60,000.00**	38,400.00	**3,200.00**		21,600.00	**1,800.00**	
Parking Lot Sweeping	**6,000.00**	3,840.00	**320.00**		2,160.00	**180.00**	
Fountain Cleaning	**5,000.00**	3,200.00	**266.67**		1,800.00	**150.00**	
Parking Lot Lighting/Maint.	**15,000.00**	9,600.00	**800.00**		5,400.00	**450.00**	
Water & Sewer	**22,000.00**	14,080.00	**1,173.33**		7,920.00	**660.00**	
Backflow Prevention	**3,000.00**	1,920.00	**160.00**		1,080.00	**90.00**	
Miscellaneous	**7,000.00**	4,480.00	**373.33**		2,520.00	**210.00**	
TOTAL CAM EXPENSES	**660,000.00**	422,400.00	**35,200.00**	(.31)	237,600.00	**19,800.00**	(.31)

NOTE: CAM Expenses are estimates only and do not include the 3% Management Fee.

Sahadi Properties, L.P.
3061-3081 Annual And Monthly CAM Expenses-0716-0617

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EXHIBIT J-2

[RESERVED]

4